United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

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World Acceptance Corporation
(Name of Registrant as Specified In Its Charter)

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July 31, 2017

To the Shareholders of World Acceptance Corporation:

You are cordially invited to attend our 2017 Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held at 11:00 a.m., local time, on August 30, 2017 at our offices at 108 Frederick Street, Greenville, South Carolina 29607.
The formal notice of Annual Meeting of Shareholders and the Proxy Statement describing the matters that we expect to act upon at the Annual Meeting are enclosed.
Whether or not you attend the Annual Meeting of Shareholders, it is important that your shares be represented and voted at the Annual Meeting of Shareholders. After reading the Proxy Statement, please promptly vote and submit your proxy by signing and returning the enclosed proxy card in the enclosed postage-paid return envelope. Your shares cannot be voted unless you submit your proxy or attend the Annual Meeting of Shareholders in person.
The Board of Directors and Management look forward to seeing you at the Annual Meeting.

Sincerely yours,

Janet Lewis Matricciani
Chief Executive Officer

WORLD ACCEPTANCE CORPORATION
108 Frederick Street
Greenville, South Carolina 29607

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our Shareholders:

World Acceptance Corporation will hold its 2017 Annual Meeting of Shareholders (the "Annual Meeting") at 11:00 a.m., local time, on August 30, 2017, at our offices at 108 Frederick Street, Greenville, South Carolina 29607. At the Annual Meeting, you will be asked to vote on the following matters, which are further described in the attached Proxy Statement:

1.
To elect six (6) directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;

3.	To determine, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers;

4.	To approve the World Acceptance Corporation 2017 Stock Incentive Plan;

5.	To approve the amendment to our Bylaws to set a minimum and maximum number of directors;

6.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 26, 2017 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting, we hope that you will promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the enclosed envelope. This will not limit your right to attend or vote at the Annual Meeting.

Sincerely yours,

Janet Lewis Matricciani
Chief Executive Officer

WORLD ACCEPTANCE CORPORATION
108 Frederick Street
Greenville, South Carolina 29607

PROXY STATEMENT

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the "Board") of World Acceptance Corporation (the “Company”) to be used at our 2017 Annual Meeting of Shareholders and any adjournments or postponements thereof (the “Annual Meeting”). Our Annual Meeting will be held at our principal executive offices at 108 Frederick Street, Greenville, South Carolina 29607, at 11:00 a.m., local time, on August 30, 2017. This Proxy Statement and the accompanying form of proxy card are first being mailed or made available to shareholders on or about July 31 , 2017.
Appointment of Proxy Holders
The Board asks you to appoint Janet Lewis Matricciani and Tara E. Bullock as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting the enclosed proxy card using one of the voting methods described below.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and which, under our Fifth Amended and Restated Bylaws (the “Bylaws”), may be properly presented for action at the Annual Meeting.
Who Can Vote
Only shareholders who owned shares of our common stock at the close of business on June 26, 2017, the Record Date for the Annual Meeting, can vote at the Annual Meeting. As of the close of business on the Record Date, we had 8,815,550 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote for each share held as of the Record Date. There is no cumulative voting in the election of directors.
How You Can Vote
You may vote your shares at the Annual Meeting either in person or by mail. Shareholders holding shares through a bank or broker should follow the voting instructions on the form of proxy card received from such bank or broker. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person.
Voting by Mail. You may vote your shares by proxy by signing, dating and returning your proxy card in the enclosed postage-prepaid return envelope.
Voting In Person. You may vote in person at the Annual Meeting. If you hold shares through a bank or broker, you must obtain a proxy, executed in your favor, from the bank or broker to be able to vote at the Annual Meeting. Voting by mail will not limit your right to vote at the Annual Meeting, if you decide to attend in person.
If you submit your proxy, but do not mark your voting preference, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, in their own discretion.

Revocation of Proxies
You can revoke your proxies at any time before they are exercised in any of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to the Corporate Secretary prior to the Annual Meeting; or

•	by submitting another properly executed proxy of a later date prior to the Annual Meeting.

Proposals to Be Considered

1.	Elect six (6) directors;

2.	Approve, on an advisory basis, the compensation of our named executive officers (say-on-pay)

3.	Determine, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (say-on-frequency);

4.	Approve the World Acceptance Corporation 2017 Stock Incentive Plan;

5.	Approve the amendment to our Bylaws to set a minimum and maximum number of directors; and

6.	Ratify the appointment of RSM US LLP as our independent registered public accounting firm.

Quorum and Vote Necessary for Action
Quorum. The presence of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum.

Broker Non-Votes. A broker holding shares in “street name” for a beneficial owner has discretion (but is not required) to vote the client’s shares with respect to “routine” matters if the client does not provide voting instructions. The broker, however, is not permitted to vote the client’s shares with respect to “non-routine” matters without voting instructions. Proposals 1, 2, 3, 4, and 5 are deemed “non-routine” matters, while Proposal 6 is deemed a “routine” matter under applicable stock exchange rules. A “broker non-vote” occurs when your broker submits a proxy for your shares but does not vote on a particular proposal because the broker does not have discretionary voting power for that item and has not received instructions from you. Broker non-votes, if any, will be counted for purposes of determining a quorum but will not be treated as votes cast and thus will have no effect on the vote required for a particular matter. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

Abstentions and Withheld Votes. If you abstain from voting or withhold your vote on a particular matter, your vote will be counted for purposes of determining whether a quorum is present but will not be treated as cast either for or against that matter.

Required Vote. Assuming a quorum is present at the Annual Meeting, directors will be elected (Proposal 1) by a plurality of the votes cast by the shares entitled to vote in the election, which means that the six director nominees who receive the greatest number of “for” votes will be elected. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Votes indicated as “withheld” and “broker non-votes” will not be deemed cast for nominees and will have no effect on the outcome of the election. The non-binding advisory vote on the frequency of future advisory votes on compensation of our named executive officers (Proposal 3) is determined by the affirmative vote of a majority of the votes cast; however, if the proposal is not adopted by the required vote for any one of the time periods presented, the Board will evaluate the votes cast for each time period presented and will consider the time period for which a plurality of the votes were cast to have been recommended by the shareholders. You may vote for “one year,” “two years” or “three years” or “abstain” from voting. All other matters submitted for shareholder approval will require the affirmative vote of the majority of the votes cast with respect to that matter at the Annual Meeting. You may vote “for” or “against” or “abstain” from voting with respect to each of these matters (Proposals 2, 4, 5, and 6). If you hold your shares in street name and fail to instruct your broker or nominee how to vote, a “broker non-vote” on Proposals 1, 2, 3, 4 and 5 will occur with respect to your shares; however, on Proposal 6, your broker or nominee will, nonetheless, have discretionary authority to vote your shares if it chooses to do so. Abstentions and “broker non-votes” will not be deemed to be votes cast and thus will have no effect on the outcome of any of the Proposals in this Proxy Statement.

Recommendation of the Board of Directors

The Board recommends that you vote:

1.	FOR the election of each of the six (6) nominees for director;

2.	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers;

3.	For ONE YEAR, on an advisory (non-binding) basis, on the frequency of future advisory votes on the compensation of our named executive officers;

4.	FOR the approval of the World Acceptance Corporation 2017 Stock Incentive Plan;

5.	FOR the approval of the amendment to our Bylaws to set a minimum and maximum number of directors; and

6.	FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm.

Solicitation of Proxies
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. At this time we have not engaged a proxy solicitor. If we do engage a proxy solicitor we will pay the customary costs associated with such engagement.
Important
Please promptly submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope, so that your shares can be voted. This will not limit your rights to attend or change your vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON AUGUST 30, 2017
The Company’s Proxy Statement, form of proxy card and 2017 Annual Report to Shareholders are also available for review on the Internet at http://www.irinfo.com/wrld/WRLD2017.html.

PROPOSAL 1 - ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the six director candidates for whom individual biographies are presented below for election at the Annual Meeting.
Unless you select “withhold” on your proxy card, the proxy holders will vote your shares “FOR” each of the six nominees for director listed below. Although we expect that each of the nominees for director will be available for election, if any vacancy in the slate of nominees occurs, we expect that shares of common stock represented by proxies will be voted for the election of a substitute nominee or nominees recommended by the Nominating and Corporate Governance Committee and approved by the Board. There are no family relationships among the directors, director nominees and executive officers of the Company.
The table below sets forth the names, ages, term in office, committee assignments, and biographical information of the nominees for director. Included with each nominee’s biography is a description of the qualifications, experience, attributes and skills of that nominee that led the Board to conclude that he or she is well qualified to serve as a member of the Board. Our Board has determined that all of the nominees are “independent” within the meaning of The NASDAQ Stock Market LLC (“NASDAQ”) listing standards except for our Chief Executive Officer, Janet Lewis Matricciani.
Required Vote and Recommendation
Assuming the existence of a quorum, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, which means that the six director nominees who receive the greatest number of “for” votes will be elected. Our Articles of Incorporation provide that cumulative voting is not available in the election of directors. You may vote “for,” “for all except” or “withhold” your vote with respect to the election of directors. Votes indicated as “withheld” and “broker non-votes” will not be deemed cast for nominees and will have no effect on the outcome of the election.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

Ken R. Bramlett, Jr. (Independent)
Director Since: 1993 Age: 57 Committees: Audit and Compliance Compensation and Stock Option (Chair)
Mr. Bramlett has served as Chairman of the Board since September 2015. He has been a private investor since 2010. Previously, he served as senior vice president and general counsel for COMSYS IT Partners, Inc., a public company, which operated in the information technology services industry, from January 1, 2006 until it was sold in April 2010. In 2005, Mr. Bramlett was a partner with Kennedy Covington Lobdell & Hickman, LLP, a Charlotte, North Carolina law firm. From 1996 to 2004, Mr. Bramlett served in a number of capacities for Venturi Partners, Inc., (formerly known as Personnel Group of America, Inc.), an information technology and personnel staffing services company, including general counsel and on two separate occasions chief financial officer. He also served as a director of that company from August 1997 to January 2001. Prior to October 1996, Mr. Bramlett was an attorney with Robinson, Bradshaw & Hinson, P.A., a Charlotte, North Carolina law firm, for 12 years. Mr. Bramlett holds a Bachelor of Arts Degree in Philosophy from Wake Forest University and a Juris Doctor (Law) Degree from the University of North Carolina at Chapel Hill.
Mr. Bramlett has served since 2011 as a director and since March 2017 as chair of the board of directors of A Brand Company, LLC (fka Bluegrass Ltd.), a promotional marketing firm headquartered in Charlotte, North Carolina. Mr. Bramlett served from 1995 to 2015 on the board of directors of Charlotte Wine & Food Weekend, Inc., including service as chair in 2005 and 2006.
The Board believes that Mr. Bramlett provides the Board with (a) leadership experience from having served in various executive management positions for public companies in the staffing services and information technology consulting industries, including chief financial officer, chief corporate development officer, general counsel, chief human resources officer and chief investor relations officer, (b) finance experience from having served twice as chief financial officer for Venturi Partners, (c) legal experience in general corporate matters, securities and corporate finance, mergers and acquisitions and litigation management from both private practice and service as in-house counsel, (d) risk management experience from his service as risk manager for Venturi Partners and COMSYS IT Partners and (e) corporate governance and executive compensation experience from working with public company boards as an officer and serving as a public company board member.

James R. Gilreath (Independent)
Director Since: 1989 Age: 75 Committees: Nominating and Corporate Governance (Chair)
Mr. Gilreath has been practicing law in Greenville, South Carolina since 1968 and has his own firm, The Gilreath Law Firm, P.A. During this time, Mr. Gilreath has been involved in numerous complex business cases regarding matters facing a diverse range of companies. Mr. Gilreath holds a Bachelor of Science Degree in Accounting and a Juris Doctor (Law) Degree from the University of South Carolina, and a Master of Law Degree in Taxation from the New York University School of Law. Mr. Gilreath is admitted to practice in all federal and state courts in both South Carolina and North Carolina and numerous other federal courts including the United States Supreme Court, where he has appeared as counsel in two cases. The Board believes that Mr. Gilreath contributes extensive legal experience to the Board.

Janet Lewis Matricciani
Director Since: 2015 Age: 49 Committees: None
Ms. Matricciani is the Company’s President and Chief Executive Officer. She joined the Company in January 2014 as its President and Chief Operating Officer, was appointed to the Board in June 2015 and became Chief Executive Officer in October 2015. From 2010 to 2013, Ms. Matricciani served as the Chief Executive Officer of Antenna International, a leading creator of handheld audio, multimedia and virtual tours for museums, cultural and historic sites, and tourist attractions.  From 2008 to 2010, Ms. Matricciani served as senior vice president of corporate development for K12 Inc., a technology-based education company. From 2005 to 2007, Ms. Matricciani served as executive vice president for Countrywide Financial Corporation. From 2001 to 2005, Ms. Matricciani served in various executive-level roles for Capital One Financial Corporation. Earlier in her career, Ms. Matricciani worked as a consultant for McKinsey & Company, and Monitor Company. Ms. Matricciani holds Bachelor of Arts and Master of Arts Degrees in Engineering from Trinity College at Cambridge University and a Master of Business Administration Degree from the Wharton School of Business at the University of Pennsylvania. She has served on the board of directors of the American Financial Services Association Independents Section since 2014, the American Financial Services Association since 2015, and of Artisphere since 2016. The Board believes that Ms. Matricciani provides the Board with leadership and financial experience from her extensive service in executive management and financial positions throughout her career.

Scott J. Vassalluzzo (Independent)
Director Since: 2011 Age: 45 Committees: Compensation and Stock Option Nominating and Corporate Governance
Mr. Vassalluzzo is a managing Member of Prescott General Partners LLC (“PGP”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”). PGP serves as the general partner of three private investment limited partnerships, including Prescott Associates L.P. (together, the “Prescott Partnerships”). Mr. Vassalluzzo joined the Prescott Organization in 1998 as an equity analyst, became a general partner of the Prescott Partnerships in 2000, and transitioned to Managing Member of PGP following Prescott’s reorganization in January 2012. Prior to 1998, Mr. Vassalluzzo worked in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers LLP). The Prescott Partnerships have been shareholders of the Company for 24 years. Mr. Vassalluzzo holds a Bachelor of Science Degree in Accounting from Pennsylvania State University and a Master of Business Administration Degree from Columbia University.
Mr. Vassalluzzo has served since 2007 on the board of directors of Credit Acceptance Corporation, including serving as the chair of its compensation committee and as a member of its audit committee, and he has served since 2015 on the board of directors of Cimpress, NV, including serving as chairman of its compensation committee.
The Board believes that Mr. Vassalluzzo provides the Board with (a) leadership experience from his service as the Managing Member of PGP and General Partner of the Prescott Partnership since 2012, (b) finance experience from his work in public accounting at Coopers & Lybrand, (c) risk management experience from his service on the board of Credit Acceptance Corporation and his experience as an investor who regularly analyzes public companies and (d) corporate governance experience from his service on the board of Credit Acceptance Corporation.

Charles D. Way (Independent)
Director Since: 1991 Age: 64 Committees: Audit and Compliance (chair) Compensation and Stock Option
Mr. Way is currently a private investor following an extensive career at Ryan’s Restaurant Group, Inc., a publicly traded restaurant company that was acquired by Buffets, Inc. in 2006. While at Ryan’s, he served as Chief Executive Officer from 1989 to 2006, President from 1988 to 2004, Executive Vice President from 1986 to 1988, Vice President and Chief Financial Officer from 1981 to 1986, Treasurer and Secretary from 1981 to 1988 and Controller from 1979 to 1981. He also served as a director of Ryan’s from 1981 to 2006 and as chairman of Ryan’s board of directors from 1992 to 2006. He holds a Bachelor of Science Degree in Accounting from Clemson University. The Board believes that Mr. Way contributes extensive public company leadership and finance experience to the Board from his long career at Ryan’s Restaurant Group, Inc.

Darrell E. Whitaker (Independent)
Director Since: 2008 Age: 59 Committees: Audit and Compliance Nominating and Corporate Governance
Mr. Whitaker has been the President and Chief Operating Officer of IMI Resort Holdings, Inc. since 2004. Before joining IMI, Mr. Whitaker served as the Chief Operating Officer and Vice President of Finance and Corporate Secretary of The Cliffs Communities, Inc., a developer of high end resort communities. He joined The Cliffs Communities, Inc. in July 1998 as Chief Financial Officer, a position he held until becoming Chief Operating Officer in August 2001. In addition, he has held executive management positions with other publicly traded companies, such as Ryan’s Family Steak House, Inc., Baby Superstores, Inc., and Food Lion, Inc. Mr. Whitaker is also a CPA licensed in the State of South Carolina. He holds a Bachelor of Science Degree in Business Administration from the University of South Carolina. The Board believes that Mr. Whitaker provides the Board with leadership and finance experience from his current position with IMI Resort Holdings, Inc. and his prior experience with The Cliffs Communities, Inc., Ryan’s Restaurant Group, Inc. and Baby Superstores, Inc.

CORPORATE GOVERNANCE
Corporate Governance Policy
We believe that good corporate governance practices are essential to our core values of ethical business, service of shareholders’ interests and good corporate citizenship. The Board has adopted a Corporate Governance Policy in furtherance of those goals and to promote the effective functioning of the Board and its committees and to ensure a common understanding among individual directors and management concerning the operation of the Board and its committees.
Code of Business Conduct and Ethics
The Company has also adopted a written Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all directors, employees and officers of the Company, including our Chief Executive Officer (our principal executive officer) and our Vice President and Chief Financial Officer (our principal financial and accounting officer). The Code of Ethics has been incorporated by reference as an exhibit to the Company’s Annual Report on Form 10-K for the year ended March 31, 2017.

Insider Trading Policy
We maintain an Insider Trading Policy that prohibits our directors, officers and employees from purchasing or selling our common stock or other securities while being aware of material, non-public information about the Company. It also prohibits the disclosure of such information to others who may trade in securities of the Company. Our Insider Trading Policy also prohibits our directors, officers and employees from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, puts, calls or any similar transaction involving the Company’s securities. In addition, our directors, officers and employees must obtain pre-clearance from our Chief Financial Officer before placing Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.
Availability of Policies and Board Committee Charters
Copies of our Corporate Governance Policy, Code of Ethics, Insider Trading Policy and the charters of the Audit and Compliance Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee of the Board are all available on our website at www.worldacceptance.com (by clicking the “About Us,” then “Investor Relations,” and then “Corporate Governance Documents” tabs) and to any shareholder who requests a copy by writing to the Company’s Corporate Secretary at P.O. Box 6429, Greenville, South Carolina 29606. References to our website throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.
Director Independence
Our Corporate Governance Policy requires that a majority of our directors be independent directors in accordance with NASDAQ listing standards. The Board has determined that five of its six current members, Ken R. Bramlett, Jr., James R. Gilreath, Scott Vassalluzzo, Charles D. Way and Darrell E. Whitaker, are independent within the meaning of the NASDAQ rules. Janet Lewis Matricciani is not independent under NASDAQ rules because she serves as our Chief Executive Officer.
Board Leadership
Our Board of Directors is committed to strong, independent leadership and believes that objective oversight of management performance is a critical aspect of effective corporate governance. Our Corporate Governance Policy provides that the Board should have flexibility to decide whether it is best for the Company at any particular point in time for the roles of the Chief Executive Officer and the Chairman of the Board to be separate or combined, and, if separate, whether the Chairman of the Board should be selected from the independent directors or be an employee. Whenever the Chairman is not an independent director, the independent directors may select from among themselves a Presiding Independent Director. If no selection is made, the Chairman of the Nominating and Corporate Governance Committee is the Presiding Independent Director.

Currently, the positions of Chairman of the Board and Chief Executive Officer are held by separate individuals, with Ken R. Bramlett, Jr., an independent director, serving as Chairman and Janet Lewis Matricciani serving as our Chief Executive Officer and a director of the Company. The Chief Executive Officer establishes the corporate direction and strategy, and is responsible for the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the Chief Executive Officer, sets the agenda for meetings of the Board and presides over meetings of the full Board. The Board reserves for its action certain material, key strategic, or related matters, and notes matters of Company action on which the Board is to be kept informed. We believe this structure promotes active participation of the independent directors and strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our shareholders while recognizing the day-to-day management direction of the Company by the Chief Executive Officer. This structure facilitates efficient management oversight and enables the Board to effectively meet its governance duties. For these reasons, the Board believes that our current leadership structure is appropriate for us at this time.
Executive Sessions of Independent Directors
Consistent with our Corporate Governance Policy, independent directors meet without management present at regularly scheduled and ad hoc executive sessions. Executive sessions are held after each regularly scheduled Board meeting and are presided over by the Chairman of the Board.

Board Risk Oversight

The Board is responsible for overseeing the Company’s risk profile and management’s processes for assessing and managing risk. The Board and its committees take an active role in overseeing the assessment and management of our risks. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) ensure communication of necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees, (3) facilitate implementation of appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board and its committees regularly receive information regarding our financial position, capital structure, operations, strategy, compensation, compliance activities, and risk management from senior management. During its review of such information, the Board and its committees discuss, review, and analyze risks associated with each area, as applicable.

Certain significant categories of risk are assigned to designated Board committees (which are comprised solely of independent directors), which report to the full Board. The Board of Directors is regularly informed about the activities of its committees through committee reports and other communications. In general,

•
the full Board oversees risks involving the capital structure of the enterprise, including borrowing, liquidity, allocation of capital and major capital transactions and expenditures, and the strength of the finance function;

•
the Audit and Compliance Committee oversees risks related to financial controls and internal audit, legal, regulatory and compliance risks, and the overall risk management governance structure and risk management function;

•
the Compensation and Stock Option Committee oversees the risks associated with our compensation plans and arrangements, including risks related to recruiting, retention, and attrition and oversees our compensation programs so that they do not incentivize excessive risk-taking as described in more detail below under “Corporate Governance-Committees of the Board-Compensation and Stock Option Committee;” and

•	the Nominating and Corporate Governance Committee oversees risks associated with our overall governance practices and the leadership structure of our Board of Directors.
In performing their oversight responsibilities, the Board and its committees review policies and guidelines that senior management uses to manage the Company’s exposure to material categories of risk. In addition, the Board and its committees review the performance and functioning of the Company’s overall risk management function and senior management’s establishment of appropriate systems for managing legislative and regulatory risk, credit/counterparty risk, market risk, interest rate risk and asset/liability matching risk, insurance risk, liquidity risk, operational risk and reputational risk. The Board believes the leadership structure described above appropriately supports administration of the risk oversight function.
Committees of the Board
The Board has a standing Audit and Compliance Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee. The following table shows the membership of each of these committees during fiscal year 2017.

Director Name	Audit and Compliance	Compensation and Stock Option	Nominating and Corporate Governance
Ken R. Bramlett, Jr.	Member	Chair
James R. Gilreath			Chair
Janet Lewis Matricciani
Scott J. Vassalluzzo		Member	Member
Charles D. Way	Chair	Member
Darrell E. Whitaker	Member		Member

Audit and Compliance Committee
The Audit and Compliance Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is appointed to assist the Board in discharging its oversight responsibilities relating to (i) the Company’s accounting, auditing, and financial reporting processes generally, including the performance and independence of the independent registered public accounting firm and the audits of the Company’s financial statements, (ii) the Company’s systems of internal controls regarding finance and accounting, (iii) the establishment and administration of the Company’s Compliance Management System (“CMS”), which is designed to ensure compliance with applicable consumer financial laws and address and prevent associated risk of harm to consumers, and (iv) the Company’s risk management and compliance with legal and regulatory requirements. The Audit and Compliance Committee has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent registered public accounting firm. The Audit and Compliance Committee also reviews and considers any “related person” transactions, within the meaning of Item 404(a) of Regulation S-K of the SEC, as well as any matters regarding the Company’s outside directors which the Audit and Compliance Committee believes may present a conflict of interest or potentially impair the independence of one or more of the Company’s outside directors. The Audit and Compliance Committee carries out all other tasks and responsibilities as more fully described in its charter.
The Board has determined, in accordance with NASDAQ listing standards for audit committee members, that each member of the Audit and Compliance Committee is an independent director. In addition, the Board has determined that each member of the Audit and Compliance Committee meets the independence requirements for audit committee members under the Exchange Act. The Board has also determined that each current member of the Audit and Compliance Committee, Messrs. Way, Bramlett, and Whitaker, is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit and Compliance Committee met seven times during fiscal year 2017, which included quarterly conference call meetings with management and the Company’s independent registered public accounting firm to review interim financial information prior to its public release. Additional information regarding the Audit and Compliance Committee is set forth below under “Proposal 6 - Ratification of Appointment of Independent Registered Public Accounting Firm.”
Compensation and Stock Option Committee
The Compensation and Stock Option Committee is appointed to assist the Board in discharging its responsibilities relating to (i) compensation of the Company’s non-employee directors and officers and (ii) the granting of stock options and other forms of equity compensation under the Company’s equity compensation plans. The Committee has overall responsibility for approving and evaluating the non-employee director and officer compensation plans, policies and programs of the Company and for formulating, revising and administering the Company’s equity compensation plans. The Committee administers the Company’s 2002, 2005, 2008 and 2011 Stock Option Plans. The Board has determined, in accordance with NASDAQ listing standards, that each member of the Compensation and Stock Option Committee is (i) an independent director in accordance with the independence requirements for compensation committee members under NASDAQ listing standards; (ii) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) a “non-employee director” under applicable SEC regulations.

The Compensation and Stock Option Committee reviews and considers the appropriateness of the Company’s compensation policies and practices as they relate to risk management and risk-taking initiatives. As part of this assessment, the Compensation and Stock Option Committee discusses the following:

•	whether the current compensation program is achieving the short-term and long-term objectives that the Compensation and Stock Option Committee intended the program to achieve;

•	whether there are or have been unintended consequences associated with the Company’s executive compensation program;

•	whether the components of the compensation program encourage or mitigate excessive risk-taking;

•	whether the Company’s general risk management controls serve to preclude decision-makers from taking excessive risk in order to achieve incentives; and

•	whether the balance between short-term and long-term incentives is appropriate to retain highly qualified individuals.
The Compensation and Stock Option Committee met twice during fiscal year 2017. Additional information regarding the Compensation and Stock Option Committee is set forth below under “Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is appointed to assist the Board in discharging its responsibilities relating to (i) identifying and recommending qualified individuals for service on the Board and its committees, (ii) evaluating the composition of the Board and its committees, (iii) reviewing the Company’s governance policies and procedures, and (iv) overseeing the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee is also charged with reviewing management succession plans with our Chief Executive Officer and with periodically reviewing and assessing the adequacy of the Company’s Corporate Governance Policy and Code of Ethics and recommending to the Board any proposed changes that the Nominating and Corporate Governance Committee deems necessary. The Nominating and Corporate Governance Committee carries out all other tasks and responsibilities as more fully described in its charter. The Board has determined, in accordance with NASDAQ listing standards, that each member of the Nominating and Corporate Governance Committee is an independent director. The Nominating and Corporate Governance Committee met twice in fiscal year 2017. For additional information regarding the Nominating and Corporate Governance Committee, see “Corporate Governance-Director Nominations.”
Committee Advisors
The charter of each of the Audit and Compliance Committee, the Compensation and Stock Option Committee, and the Nominating and Corporate Governance Committee authorizes the committee to engage outside counsel and advisors, including search firms in the case of the Nominating and Corporate Governance Committee and compensation consultants in the case of the Compensation and Stock Option Committee, and requires the Company to provide appropriate funding, as determined by the committee, for any such counsel or advisors.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2017, the Compensation and Stock Option Committee was composed of Messrs. Bramlett (Chair), Vassalluzzo and Way. None of the members of the Compensation and Stock Option Committee during fiscal year 2017 were either an officer or employee of the Company or a former officer of the Company. During fiscal year 2017, no executive officer of the Company served as a director or as a member of the compensation committee of the board of directors of another company which had an executive officer serving as a director of the Company or as a member of the Compensation and Stock Option Committee. In addition, during fiscal year 2017, no member of the Compensation and Stock Option Committee engaged in any related party or other transaction of a type that is required to be disclosed pursuant to Item 404 of SEC Regulation S-K.
Director Attendance at Board and Committee Meetings and the Annual Meeting of Shareholders
During fiscal year 2017, the Board held four meetings, and each director attended all of these meetings. Each director also attended all of the meetings of the committees of the Board on which such director served during fiscal year 2017.
It is the Company’s policy that all of the Company’s directors and nominees for election as directors at the Annual Meeting attend the Annual Meeting except in cases of extraordinary circumstances. All of the nominees for election at the 2016 annual meeting of shareholders attended the meeting. The Company expects all nominees and directors to attend the Annual Meeting.
Director Nominations
The Board is responsible for nominating Board members and for filling vacancies on the Board that may exist between annual meetings of shareholders, except to the extent that the Company’s Bylaws or applicable South Carolina law require otherwise. The Board has delegated the screening process for director nominees to the Nominating and Corporate Governance Committee. Each member of such committee is an independent director in accordance with NASDAQ listing standards.

The Company’s Corporate Governance Policy outlines certain general criteria for Board membership. These criteria reflect the Board’s belief that all directors should have the highest personal and professional integrity and, as a general rule, should be persons who have demonstrated exceptional professional ability, diligence and judgment. In addition, the policy requires that at least a majority of the Board consist of independent directors. Directors should be willing and able to devote the required amount of time to Company business. The Nominating and Corporate Governance Committee believes that directors should have expertise that may be useful to the Company, and that the directors as a group should provide the Board with the following experience:

•
Leadership experience. Directors with experience in significant leadership positions over an extended period, especially CEO or other C-level positions, provide the Company with special insights. These individuals generally possess strong leadership qualities and the ability to identify and develop those qualities in others. They also demonstrate practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth.

•
Finance experience. An understanding of finance and financial reporting processes is important. The Company measures its operating and strategic performances primarily by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to the Company’s success. The Nominating and Corporate Governance Committee seeks to have a number of directors who qualify as audit committee financial experts, as well as an entire Board composed of financially literate directors.

•
Risk management oversight experience. The Nominating and Corporate Governance Committee believes that risk management oversight experience is critical to fulfill the Board’s responsibility to oversee the risks facing the Company.

•
Corporate governance experience. The Nominating and Corporate Governance Committee believes that directors with corporate governance experience support the goals of a strong Board and management accountability, transparency and promotion of shareholders’ interests.

•	Legal experience. The Nominating and Corporate Governance Committee believes that legal experience is valuable to the Board’s oversight of the Company’s legal and regulatory compliance.

•
General business experience. The Nominating and Corporate Governance Committee believes that general business experience, as well as practical experience, is valuable to an understanding of the Company’s business goals and strategies and helps to ensure that the Board is well rounded.

Our Corporate Governance Policy requires a director who changes his or her employment or otherwise has a significant change in job responsibilities to give the Board written notice of the change and tender a letter of resignation from the Board and from all Board committees on which he or she serves. The Board, through the Nominating and Corporate Governance Committee, then determines whether or not to accept the resignation from the Board or from one or more of the committees.
The Nominating and Corporate Governance Committee’s process for recommending nominees begins with a preliminary assessment of each candidate based on the individual’s resume and biographical information, willingness to serve and other background information. This information is evaluated against the criteria stated above and the specific needs of the Company at that time. After these preliminary assessments, the candidates who appear best suited to meet the Company’s needs may be invited to participate in a series of interviews to continue the evaluative process. Incumbent directors, however, generally are not required to interview again after their initial term. On the basis of the information learned during this process, the Nominating and Corporate Governance Committee determines which individuals to recommend to the Board for nomination.
When seeking new director candidates, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. Consistent with our Corporate Governance Policy, the Nominating and Corporate Governance Committee will also consider nominating candidates recommended by shareholders on a case-by-case basis. Candidates recommended by shareholders are considered on the same basis and by the same standard as candidates selected by the Nominating and Corporate Governance Committee. It is important to distinguish between the recommendations of nominees by shareholders from a nomination (whether by proxy solicitation or in person at a meeting) by a shareholder. Shareholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of the Company. Our Bylaws include advance notice provisions for shareholder nominations, which, among other things, increase the information shareholders must provide regarding themselves and the director nominee when submitting nominations and require such information to be submitted no sooner than 120 days and no later than 90 days prior to the anniversary date of the Company’s last annual meeting of shareholders. See “Submission of Future Shareholder Proposals and Nominations for the 2018 Annual Meeting of Shareholders” for further information regarding the nomination process.

When considering candidates for director, the Nominating and Corporate Governance Committee takes into account a number of factors in addition to those factors discussed above that the Company considers important qualifications for Board service. These other factors include whether the candidate is independent from management and the Company, whether the candidate has relevant business experience, the composition of the existing Board, and the candidate’s existing commitments to other businesses. Although the Nominating and Corporate Governance Committee does not have a formal policy regarding Board diversity, the Nominating and Corporate Governance Committee takes into account matters of diversity (with emphasis on diversity in professional experience and industry background) in considering candidates for the Board. Directors are limited by our Corporate Governance Policy to serving on no more than five public company boards of directors. There are no pre-determined term limits for directors; however, a retirement age of 70 is generally considered appropriate, though the Board may decide to defer retirement on an annual basis.
The Company’s Nominating and Corporate Governance Committee does not currently use the services of any third party search firm to assist in identifying or evaluating board candidates. However, the Nominating and Corporate Governance Committee may engage a third party to provide these services in the future, as it deems appropriate at the time.
Annual Board Evaluation
Our Corporate Governance Policy requires the Nominating and Corporate Governance Committee to assess the performance of the Board as a whole at least annually and give a report of its assessment to the Board. This assessment should review areas in which the Board or our management believes that the Board would make a better contribution.
Shareholder Communications with Directors
Any shareholder who wishes to communicate with the Board or any one or more individual directors may do so by writing to this address:
World Acceptance Corporation
Board Administration
c/o Corporate Secretary
P. O. Box 6429
Greenville, South Carolina 29606
Your letter should indicate that you are a shareholder. Such communications will be reviewed by our Corporate Secretary, who will remove communications relating to solicitations, improper or irrelevant topics and the like. All other shareholder communications will be promptly forwarded to the applicable member(s) of the Board or to the entire Board, as requested in the shareholder communication.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Members of our Board of Directors, certain officers, and beneficial owners of more than 10% of our common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with the SEC regarding their beneficial ownership and changes in beneficial ownership of our common stock. Based solely on a review of such reports filed and written representations from the Company’s reporting persons, the Company believes that all Section 16(a) filing requirements were fulfilled on a timely basis during fiscal year 2017, except that each of Mses. Matricciani and Bullock and Messrs. Brown, Calmes, Dyer and Tinney failed to timely file one Form 4 to report the tax withholding for vested equity awards, and Ms. Bullock failed to timely file one Form 4 to report the sale of common stock. Additionally, for fiscal year 2016, Mses. Matricciani and Bullock and Messrs. Way, Tinney, Gilreath, Whitaker, Calmes, Bramlett, and Dyer, failed to timely file one Form 4 to report the disposition of shares of common stock and tax withholding for vested equity awards, and Francisco Sauza, our former Senior Vice President - Mexico failed to timely file one Form 4 to report the acquisition and sale of shares of common stock in connection with the exercise of stock options. A Form 4 was filed upon the discovery of the administrative oversight for each of the foregoing transactions.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
During fiscal year 2017, there were no transactions that were deemed to be related person transactions.

The Audit and Compliance Committee, reviews and considers any related person transactions, within the meaning of Item 404(a) of Regulation S-K of the SEC, as well as any matters regarding the Company’s outside directors, which the Audit and Compliance Committee believes may present a conflict of interest or potentially impair the independence of one or more of the Company’s outside directors. The Company does not have a formal related person transaction policy in writing. However, as part of its review of a related party transaction, the Audit Committee considers the following: the nature of the related party’s interest in the transaction, the material terms of the transaction, including the amount involved and type of transaction, the importance of the transaction to the related party and to the Company, whether the transaction would impair the judgment of a director or executive officer to act in the Company’s best interest, and any other matters the Audit Committee deems appropriate under the circumstances.
SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information set forth below is furnished as of the Record Date, with respect to common stock owned beneficially or of record by (i) persons known to the Company to be the beneficial owners of more than 5% of the common stock as of the Record Date, (ii) each of the directors and nominees individually, (iii) each of the executive officers included in the summary compensation table (each, a “Named Executive Officer” or “NEO”), and (iv) all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power with respect to such person’s shares shown in the table. All share amounts in the table include shares which are not outstanding but which are the subject of options exercisable in the 60 days following the Record Date. All percentages are calculated based on the total number of outstanding shares, plus the number of shares for the particular person or group which are not outstanding but which are the subject of options exercisable in the 60 days following the Record Date.
Ownership of Common Stock by Certain Beneficial Owners(1)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Thomas W. Smith (2) Scott J. Vassalluzzo Idoya Partners L.P. Prescott General Partners LLC Prescott Associates L.P. 2220 Butts Road, Suite 320 Boca Raton, Florida 33431	2,730,873	31.0%

The Vanguard Group (3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	1,019,611	11.6%

BlackRock, Inc. (4) 55 East 52nd Street New York, New York 10022	731,870	8.3%

CAS Investment Partners, LLC (6) Clifford Sosin 8 Wright Street, 1st FL Westport, Connecticut 06880	480,600	5.5%

LSV Asset Management (5) 155 N. Wacker Drive, Suite 4600 Chicago, Illinois 60606	437,669	5.0%

(1)
Although the amounts of shares beneficially owned and other information in the table is derived from sources described in the footnotes below, the percent of class information is derived by calculating the reported amounts as a percent of the 8,815,550 shares outstanding as of the Record Date.

(2)	Based on a Schedule 13D filed on July 30, 2015 and subsequent Form 4 filings.

Name	Shared Voting and Dispositive Power	Sole Voting and Dispositive Power	No Voting and Shared Dispositive Power	Total
Scott J. Vassalluzzo	67,640	31,788	—	99,428
Thomas W. Smith	151,590	510,000	—	661,590
Idoya Partners L.P.	576,394	—	—	576,394
Prescott Associates L.P.	1,407,728	—	—	1,407,728
Prescott General Partners LLC	2,037,495	—	—	2,037,495
In their capacities as managing members of the Prescott General Partners LLC (the "Partnership"), Messrs. Vassalluzzo and Smith also may be deemed to beneficially own the shares beneficially owned by the Partnership.

(3)
Based on a Schedule 13G filed on February 10, 2017. The Vanguard Group reported sole voting power over 7,486 shares, sole dispositive power over 1,012,025 shares, and shared dispositive power over 7,586 shares.

(4)	Based on an amended Schedule 13G/A filed on January 27, 2017. BlackRock, Inc. reported sole voting power over 711,222 shares and sole dispositive power over 731,870 shares.

(5)	Based on Schedule 13G filed on February 6, 2017. LSV Asset Management reported sole voting power over 208,418 shares and sole dispositive power over 437,669 shares.

(6)
Based on a Schedule 13G filed on February 13, 2017 by Clifford Sosin updating, in part, a Schedule 13G filed on February 10, 2017 by CAS Investments (“CAS”). Mr. Sosin reported (i) sole voting power and sole dispositive power over 600 shares and (ii) shared voting power and shared dispositive power over 480,000 shares owned by Sosin Partners, L.P. (the “Fund”). CAS is the investment manager of the Fund and Mr. Sosin is the managing member of CAS.

Ownership of Common Stock by Directors, Director Nominees & Executive Officers

	Shares Beneficially Owned
Name of Individual or Number in Group	Amount (1)		Percent of Class
Scott J. Vassalluzzo	2,136,923	(2)	24.2%
Janet Lewis Matricciani	46,053		*
Ken R. Bramlett, Jr.	38,315		*
Jeff L. Tinney	37,835		*
D. Clinton Dyer	36,124		*
James R. Gilreath	25,765	(3)	*
John L. Calmes Jr.	28,629		*
Tara E. Bullock	13,601		*
Charles D. Way	13,515		*
Darrell E. Whitaker	9,335		*
Directors and all executive officers as a group (13 persons)	2,411,052		27.3%
*Less than 1%.

(1)
Includes the following shares of common stock subject to options exercisable within 60 days of June 26, 2017: Mr. Gilreath - 4,000; Mr. Bramlett - 4,000; Mr. Way - 4,000; Mr. Whitaker - 4,000; Ms. Matricciani- 11,250 Mr. Calmes - 10,125; Mr. Dyer - 16,000; Ms. Bullock - 6,450; Mr. Tinney - 21,400; directors and executive officers as a group - 97,085

(2)
Mr. Vassalluzzo is a Managing Member of Prescott General Partners LLC (“PGP”).  See “Ownership of Shares by Certain Beneficial Owners” for additional information regarding shares beneficially owned by PGP, Prescott Associates L.P., Mr. Vassalluzzo and Mr. Smith.

(3)	Includes 11,250 shares owned by a limited partnership in which Mr. Gilreath is a partner.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information as of March 31, 2017 regarding the Company’s four existing equity compensation plans, which are the 2002 Stock Option Plan, the 2005 Stock Option Plan, the 2008 Stock Option Plan and the 2011 Stock Option Plan. We are also asking shareholders to approve a new equity compensation plan. See Proposal 4 - Approve the World Acceptance Corporation 2017 Stock Incentive Plan.

Category	Number of Securities to be issued upon Exercise of Outstanding Options (#)	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (#) (1)
Equity Compensation Plans Approved by Security Holders:
2002 Stock Option Plan	160	43.04	—
2005 Stock Option Plan	20,550	46.74	—
2008 Stock Option Plan	75,620	51.83	25,573
2011 Stock Option Plan	771,811	69.41	415,926
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	868,141	67.33	441,499

(1)
Of this remaining capacity, shares can be granted as options or up to 293,873 shares can be issued as restricted stock. For additional information on our stock option plans, see Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2017.

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2017 Overview.
The Board and the Compensation Committee believe the compensation paid or awarded to the Named Executive Officers for fiscal 2017 was reasonable and appropriate in light of the Company’s achievements during a challenging period of difficult external conditions and transformation within the Company. The Company is in a period of transition and is focused on efforts to reposition the Company for future growth.
In fiscal 2017:

•	we completed our largest acquisition in more than a decade;

•	our tax preparation business grew significantly;

•	we achieved earnings per diluted share of $8.38;

•	gross loans outstanding decreased 0.7% versus a decrease of 3.9% during Fiscal 2016;

•	total general and administrative expense as a percentage of revenue only increased to 50.3% from 48.3% in fiscal 2016 despite starting the year with lower outstanding loans;

•
as a result of this performance, the Company met the target level of performance on two of its four key corporate-level performance measures, resulting in bonus payments under the executive incentive plan that averaged 50% of base salary for all NEOs for fiscal 2017.

For these reasons, in addition to those discussed below in this “Executive Compensation” section, the Compensation Committee and Board of Directors believe that the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement is fair and reasonable, and unanimously recommend that the Company’s shareholders vote in favor of Proposal 2, as described below in more detail, to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as reported in this Proxy Statement.
Objectives of the Executive Compensation Program
The Company’s executive compensation program is intended to (i) provide competitive compensation to attract and retain highly talented executives; (ii) align the interests of executives and shareholders; and (iii) incentivize executives to achieve and surpass the short- and long-term goals of the Company to increase shareholder value. The Company’s program is designed to create a collegiate atmosphere that encourages executives to cooperate toward the achievement of goals that benefit the Company and shareholders as a whole, while at the same time rewarding each executive’s individual contributions to the Company.
The Company’s bonus and long-term incentive plans permit executives to earn above average compensation for performance exceeding the Company’s target goals. The Committee believes that this approach provides competitive pay for target performance while incentivizing and rewarding superior performance.
The Compensation and Stock Option Committee believes that a meaningful portion of an executive’s total compensation should be in the form of variable and performance-based compensation that enhances shareholder value. The Committee believes that earnings per share is the most important indicator of shareholder value and that loan growth, expense control and charge-off levels are the most significant factors affecting earnings per share. Accordingly, performance-based compensation generally is earned based on the achievement of earnings per share targets, while annual bonuses generally are also earned based on loan growth, expense control and charge-off levels. The Compensation and Stock Option Committee believes that earnings per share as a measure of performance is important to shareholders because it allows shareholders to compare the returns we earn by investing capital in our core business with the return they could expect if we returned capital to shareholders and they invested in other securities.
The Compensation and Stock Option Committee believes that the grant of equity compensation awards to executives appropriately aligns their compensation with the interests of shareholders and provides executives with an incentive to promote shareholder value.
Stock price performance is typically not a factor in setting annual compensation because the price of the Company’s stock is subject to a variety of factors outside of management’s control, such as historically low trading volumes and high volatility in the stock price.

Process Overview
The Compensation and Stock Option Committee is appointed by the Board to discharge the Board’s responsibilities relating (1) to compensation of the Company’s directors and officers and (2) to the granting of stock options, restricted stock, or other equity awards under the Company’s equity based compensation plans. The Compensation and Stock Option Committee has overall responsibility for approving and evaluating the director and officer compensation plans, compensation policies and programs of the Company and for formulating, revising and administering the Company’s equity compensation plans.
During fiscal year 2017, the Compensation and Stock Option Committee reviewed and approved the annual compensation for the Named Executive Officers: the current Chief Executive Officer (“CEO”); the Senior Vice President and Chief Financial Officer (“CFO”); the Executive Vice President, Branch Operations; the Senior Vice President, Western Division; and the Senior Vice President and General Counsel. In addition, the Compensation and Stock Option Committee reviewed and approved the annual compensation for the two executive officers who are not NEOs, the non-executive officers who report directly to the CEO and the Vice President of Compliance and Internal Audit, who reports directly to the Board of Directors. All grants of stock options and restricted stock were approved by the Compensation and Stock Option Committee.
Timing of Compensation Decisions
Cash compensation for our executive and non-executive officers is reviewed early in each fiscal year after a review of the annual financial statements and the achievement of operating objectives and personal objectives for the prior fiscal year have been completed and as the budget for the coming fiscal year is being finalized. Equity compensation awards are usually considered in the third quarter of each fiscal year. The Compensation and Stock Option Committee may, however, review salaries or grant equity or cash compensation awards at other times as a result of new appointments, promotions or for other reasons during the year.
Role of Executives in Establishing Compensation
The Company’s CEO plays a role in the assessment and recommendation of compensation for her direct reports, including the Company’s CFO and General Counsel. She provides information to the Compensation and Stock Option Committee regarding compensation matters and, in such instances, helps set the agenda for compensation discussions. The Company’s CEO is typically invited to attend general sessions of the Compensation and Stock Option Committee and, depending upon the topic to be discussed, may be invited to attend executive sessions of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee believes that the CEO’s insight into executive performance and compensation is an important factor when discussing and making decisions regarding executive compensation, and therefore the Compensation and Stock Option Committee typically asks the CEO for her recommendations on compensation for all of the Company’s executive officers. The CEO is not present during Compensation and Stock Option Committee discussions concerning her own compensation and does not play a role in recommendations regarding her own compensation.
Other members of management attend meetings and executive sessions upon invitation by the Compensation and Stock Option Committee, if and when the Compensation and Stock Option Committee believes their advice and input regarding specific matters before the Compensation and Stock Option Committee would be useful and appropriate.
Compensation Consultant
The Compensation and Stock Option Committee determined it was not necessary to engage a compensation consultant for fiscal year 2017 in light of over 92% approval of votes cast on the “say-on-pay” proposal vote from shareholders at the 2016 annual shareholders meeting.
Executive Compensation Program
The Company’s compensation program is comprised of the following primary elements: base salary, annual cash bonuses, long-term incentive compensation in the form of equity awards granted pursuant to the Company’s stock plans, post-employment compensation and employee benefits and perquisites.

Base Salary

Compensation and Stock Option Committee Philosophy
The Compensation and Stock Option Committee determines base salaries for each executive position based on the value of the individual’s experience, performance and/or specific skill set. Base salaries are evaluated in the ordinary course of business, but generally not less than once each year at or around the time that the annual budget is approved. For the reasons noted above, the Compensation and Stock Option Committee did not use an outside consultant or survey data when determining fiscal year 2017 base salaries.
Fiscal Year 2017
When determining annual base salary levels for fiscal year 2017, the Compensation and Stock Option Committee’s primary consideration for NEOs was the contribution of each of the members of the executive team to the Company’s operational improvements in difficult economic and regulatory conditions. In fiscal year 2017, the Compensation and Stock Option Committee made the following base salary changes for NEOs effective as of July 1, 2016 except as noted:

•	Janet Lewis Matricciani, Chief Executive Officer: Ms. Matricciani’s base salary was increased 4% to $520,000.

•	John L. Calmes Jr., Senior Vice President and Chief Financial Officer: Mr. Calmes’ base salary was increased 4% to $234,000.

•
D. Clinton Dyer, Executive Vice President, Branch Operations: Mr. Dyer's base salary was increased 20% to $240,000 in September 2016 upon his appointment as Executive Vice President, Branch Operations.

•	Jeff L. Tinney, Senior Vice President, Western Division: Mr. Tinney’s base salary was increased 2% to $191,223.

•	Tara E. Bullock, Senior Vice President, Secretary and General Counsel: Ms. Bullock’s base salary was increased 4% to $189,873.

As described below under “Executive Compensation - Employment Agreements,” certain NEOs have employment agreements which do not permit any reduction in their base salaries.

Bonuses
Compensation and Stock Option Committee Philosophy

Annual cash bonuses for executives and certain other key employees are payable under the Company’s Executive Incentive Plan. The Executive Incentive Plan is generally designed to reward executives based on the Company’s annual financial performance. This plan provides for an annual cash bonus based on the Company’s achievement of pre-established annual goals, which these typically have been (1) earnings per share, (2) loans receivable, (3) expense control, and (4) loan charge-offs. These goals are intended to motivate and reward the maximization of shareholder value based on the Compensation and Stock Option Committee’s belief that earnings per share is the primary factor in determining long-term shareholder value and that growth in loans receivable, combined with expense control and charge-off control, are the three most significant determinants of earnings per share. For the Division Senior Vice Presidents, the Executive Incentive Plan also has a component that is based on the annual financial performance of their respective divisions. The Compensation and Stock Option Committee also retains the discretion to award bonuses outside of the Executive Incentive Plan to the extent it may determine appropriate in particular circumstances, although such bonuses are not common.

Fiscal Year 2017 Executive Incentive Plan Awards
The Executive Incentive Plan provides an opportunity for executives and certain other key employees to earn a certain percentage of base salary based on the extent to which the Company, and in certain cases, the participant’s division, achieve particular performance goals that are established at the beginning of each fiscal year. For fiscal year 2017, the Compensation and Stock Option Committee selected the threshold, target and maximum performance levels for each Company goal based primarily on historical performance and the fiscal year 2017 budget. The divisional goals were set by the CEO. As an officer’s level of responsibility increases, it is the Compensation and Stock Option Committee’s intent to have a greater portion of the officer’s total compensation be dependent upon the Company’s performance rather than on the performance of individual business units. Therefore, for Ms. Matricciani, Mr. Calmes, Mr. Dyer and Ms. Bullock, Executive Incentive Plan bonuses in fiscal year 2017 were based entirely on Company performance measures. The fiscal year 2017 Executive Incentive Plan performance goals for Mr. Tinney were split between the same Company performance measures described above and performance measures specific to their respective divisions. The Compensation and Stock Option Committee has the discretion to pay a minimum bonus amount in the event of unusual circumstances where the threshold performance objectives are not met. After the end of each fiscal year, the Compensation and Stock Option Committee determines the extent to which the Company goals have been met and the amount of the bonuses, if any, that have been earned by plan participants.
Approximately 54.5% of the aggregate amount of annual bonuses, which include the Executive Incentive Plan bonuses earned by Company employees in fiscal year 2017 was awarded to employees who are not NEOs.
The following table reflects the range of potential Executive Incentive Plan awards (as a percentage of base salary) for each of the NEOs for fiscal year 2017. See “2017 Summary Compensation Table” below for actual award amounts.

	Minimum (1)	% of Salary - Threshold	% of Salary – Target	% of Salary - Maximum
Janet Lewis Matricciani	25.0%	50.0%	100.0%	150.0%	(2)
John L. Calmes, Jr.	20.0%	40.0%	80.0%	120.0%	(2)
D. Clinton Dyer	20.0%	40.0%	80.0%	120.0%	(2)
Tara E. Bullock	10.8%	21.7%	43.3%	65.0%	(2)
Jeff L.Tinney	6.7%	33.3%	66.7%	100.0%	(3)

(1)	The Compensation and Stock Option Committee, in its discretion, may elect to award the minimum bonus amount if the threshold performance goals are not met.

(2)	This NEO was eligible to earn the maximum award amounts based upon the achievement of Company performance measures.

(3)
Mr. Tinney was eligible to earn a maximum of 40% of his base salary upon the achievement of Company performance measures and 60% of his base salary upon the achievement of divisional performance measures.

The following table reflects the particular Company-level performance targets for fiscal 2017, as well as the Company’s actual level of achievement on each of these measures for fiscal 2017:

	Threshold	Target	Maximum	Actual	Target weight as a % of total bonus (CEO, CFO, EVP, and General Counsel)	Target weight as a % of total bonus (SVP Western)
EPS	$8.66	$8.75	$10.50	$8.38	40%	16%
Loan Growth	(3.9)%	(3.5)%	0.0%	(0.7)%	30%	12%
General and Administrative expenses (less amortization expense) as a percentage of revenue	52.9%	51.9%	50.0%	50.2%	20%	12%
Net charge-offs	14.9%	14.4%	13.9%	15.7%	10%	N/A (1)
Total Executive Incentive Plan – Based on Company Performance Measures as a percent of total bonus					100%	40%

(1)	Mr. Tinney's divisional net charge-offs are included in his specific divisional performance measures. Therefore, the Company net charge-offs are excluded.

Executive Incentive Plan bonuses were paid to our named executive officers, based on the achievement of the above metrics, as follows: Ms. Matricciani: $325,000; Mr. Calmes: $117,00; Mr. Dyer: $120,000; Ms. Bullock: $51,424; and Mr. Tinney: $66,650.

Annually, Mr. Tinney will receive 0.05% of his division's profit as well as $15,000 for each $750,000 of increased divisional profit, up to a maximum of $30,000. He will also receive a percentage of his base salary based on his performance against specific goals that relate to strengthening areas of focus in his division which are set by the CEO at the beginning of the year. The bonus percent paid will be based on the grid below.

Goal Performance Ranking	Percentage Earned
1	0%
2	3%
3	6%
4	12%
5	18%

Long-Term Incentive Compensation
Compensation and Stock Option Committee Philosophy

The Compensation and Stock Option Committee intends to use long-term incentive compensation as a further means of attracting and retaining qualified and highly talented executive officers with a market competitive compensation program that supplements the base salary and Executive Incentive Plan elements with longer-term incentives provided by stock options and restricted stock. The Compensation and Stock Option Committee also believes that equity-based awards foster an ownership mentality in executives and align the value of a significant component of executive compensation to the value realized by the Company’s shareholders.
Company Stock Plans
The Company currently maintains two stock plans, the World Acceptance Corporation 2008 Stock Option Plan (the “2008 Plan”) and the World Acceptance Corporation 2011 Stock Option Plan (the “2011 Plan”) pursuant to which the Company can grant incentive stock options to salaried employees and nonqualified stock options and restricted stock to employees and non-employee directors. The Company still has certain equity awards outstanding under two additional plans-the World Acceptance Corporation 2002 Stock Option Plan (the “2002 Plan”) and the World Acceptance Corporation 2005 Stock Option Plan (the “2005 Plan”). No additional awards may be granted under either the 2002 or 2005 Plan. Under the 2002, 2005, 2008 and 2011 Plans, stock options must have an exercise price that is equal to or greater than the fair market value of the stock as of the date of grant. Except in the case of adjustments to reflect corporate transactions such as a merger or stock dividend, the exercise price of options granted under the 2002, 2005, 2008 and 2011 Plans may not be reduced, directly or indirectly (for example, by substitution of new options with a lower exercise price) without shareholder approval. Awards are subject to vesting conditions as determined by the Compensation and Stock Option Committee.
Stock option and restricted stock awards under our 2002, 2005, 2008 and 2011 Plans are usually made in the third quarter, when granted, or, as may be needed in the case of new hires, promotions, or other special circumstances, at properly noticed special meetings. Approximately 100% and 49% of the stock options and restricted stock, respectively, granted in fiscal year 2017 were granted to employees who are not Named Executive Officers. Additional details of each of the 2002, 2005, 2008 and 2011 Plans are below.
2002 Plan

No further awards could be issued under the 2002 Plan after May 14, 2012 pursuant to its terms.  Currently, 160 shares subject to stock options remain outstanding under the 2002 Plan.

2005 Plan

No further awards could be issued under the 2005 Plan after August 1, 2015 pursuant to its terms.  Currently, 20,550 shares subject to stock options remain outstanding under the 2005 Plan.

2008 Plan

Currently, 75,620 shares subject to stock options and 85,318 shares of restricted stock awards remain outstanding under the 2008 Plan.  A maximum of 1,000,000 shares of common stock may be issued pursuant to the 2008 Plan.  No more than an aggregate of 400,000 shares can be issued to any individual pursuant to restricted stock awards over the duration of the plan, and no employee can be granted options in any calendar year for more than 75,000 shares. No more than 350,000 shares of common stock can be issued pursuant to incentive stock options. The 2008 Plan is set to expire pursuant to its terms on August 6, 2018.

2011 Plan

Currently, 771,811 shares subject to stock options and 26,043 shares of restricted stock awards remain outstanding under the 2011 Plan.  A maximum of 1,500,000 shares of Common Stock may be issued pursuant to the 2011 Plan. No more than an aggregate of 400,000 shares can be issued to any individual pursuant to restricted stock awards over the duration of the plan, and no employee can be granted options in any calendar year for more than 75,000 shares.  No more than 400,000 shares of common stock can be issued pursuant to incentive stock options. The 2011 Plan is set to expire pursuant to its terms on August 3, 2021.

The Compensation and Stock Option Committee and the Board have approved the World Acceptance Corporation 2017 Stock Incentive Plan, subject to shareholder approval. The Board recommends approval of this plan, as discussed further in Proposal 4.

Fiscal Year 2017
On October 3, 2016, the Company granted 72,090 shares of restricted stock to the NEOs, certain other key executives and non-employee directors and non-qualified stock options for 59,400 shares of Common Stock to other employees with an exercise price of $51.41. One-third of these awards will vest on each anniversary of the grant date contingent on the recipient’s continued service with the Company on such respective vesting date. The Company also gave $2.2 million in cash bonus incentives to certain employees which will payout in one-third increments on the anniversary of the grant date over the next three years, contingent on the recipient’s continued service with the Company on each anniversary date.
Post-Employment Compensation
Compensation and Stock Option Committee Philosophy
The Compensation and Stock Option Committee believes that providing supplemental retirement income to key executives under the Company’s supplemental executive retirement plans is appropriate to recognize service to the Company and the limitations on an executive’s ability to ensure significant retirement income through the Company’s 401(k) retirement plan due to the contribution limitations applicable to such plans under applicable law. Severance compensation is provided under employment agreements with certain executive officers (see “Executive Compensation-Employment Agreements” below) to attract and retain critical executive talent and to facilitate management stability and provide executive’s some protection in the event of their termination without cause or constructive discharge, including in situations involving a change in control of the Company.
Supplemental Executive Retirement Plans
The Company has established the World Acceptance Corporation 2005 Supplemental Income Plan (the “2005 Supplemental Income Plan”). Based on the CEO’s recommendations, the Compensation and Stock Option Committee approves the key executives who participate in the plan. The 2005 Supplemental Income Plan is an unfunded plan, which means there are no specific assets set aside by the Company to fund its obligations under the plan. The participating executives have no rights under the plan beyond those of a general creditor of the Company. Generally, if a participant terminates employment after reaching normal retirement age (age 65), the participant is entitled to receive a monthly benefit equal to 45% of his or her base salary at the time of his or her retirement for a period of 15 years. A participant is eligible for an early retirement benefit if the participant terminates employment after reaching age 57, provided that he or she has participated in the plan for at least 8 years. The early retirement benefit is a pro-rated portion of the normal retirement benefit, based on the days of service the participant has accrued at his or her early retirement date compared to the days of service that he or she would have accrued if he or she had continued employment until normal retirement age. If a participant dies while still employed by the Company or while receiving Company-sponsored long-term disability benefits, the participant is eligible to receive the normal retirement benefit regardless of age. If the Company terminates a participant (other than for malfeasance, dishonesty or similar wrongdoing) or the participant terminates employment due to disability, the participant will receive a normal or early retirement benefit (depending on whether termination occurs before or after normal retirement age), as the age 57 and 8 years of participation requirements for early retirement benefits do not apply in such circumstances. If a participant voluntarily terminates employment before qualifying for early or normal retirement or if the participant is terminated due to malfeasance, dishonesty or other similar wrongdoing, the participant is not entitled to any benefits under the plan.
There are currently 16 participants in the 2005 Supplemental Income Plan, including five executive officers, 10 retired participants and the beneficiary of one deceased participant. All of the NEOs participate in the the 2005 Supplemental Income Plan.
Severance Compensation under Employment Agreements
As described below under “Executive Compensation -- Employment Agreements,” certain NEOs have employment agreements pursuant to which they are entitled to severance payments and benefits upon termination of employment under certain circumstances.
Other Employee Benefits and Perquisites:
In order to provide competitive compensation and benefits to its executives, the Company provides the following benefits and perquisites:

•
Life and Disability Insurance. The Company provides each NEO the same group long-term disability and life insurance as the Company in its sole discretion may from time to time provide to its other officers and employees. As described below under “Executive Compensation - Employment Agreements,” the Company has entered into employment agreements with certain NEOs that requires the Company to provide specified minimum levels of long-term disability insurance coverage. In addition, if the individual becomes disabled, the Company will provide short-term disability benefits in the form of continued payment of his or her base salary for up to 90 days.

•
Deferred Compensation. The Company maintains for its executives a non-qualified deferred compensation plan, the World Acceptance Corporation 2005 Executive Deferral Plan. No NEOs currently participate in this plan, and the plan is unfunded. The plan permits participants in the Executive Incentive Plan to defer payment of all or a portion of any bonus earned under the Executive Incentive Plan. The plan does not provide for any Company contributions of any kind.

•
Defined Contribution Plan. NEOs are eligible to participate in the Company’s 401(k) retirement plan. The 401(k) plan permits eligible employees to defer up to 15% of their annual eligible compensation, subject to certain limitations imposed by the Code. Employee elective deferral contributions are immediately vested and non-forfeitable. The Company makes a matching contribution equal to 50% of an employee’s elective deferral contributions not exceeding 6% of the employee’s annual eligible compensation. Matching contributions vest over a six-year period.

•	Company Car. The Company provides each NEO and each of its other officer-level employees the unrestricted use of a Company car at no expense to the officer.

•
Company Aircraft. The Company aircraft was sold in fiscal year 2016. Prior to that time, the Company allowed NEOs and their spouses or family members to fly on the Company aircraft when used concurrently with an official Company function. No other personal use of the Company aircraft was allowed.

•
Other. The Company makes available certain perquisites or fringe benefits to executive officers and other employees, such as professional society dues, club dues, food, and recreational fees incidental to official Company functions.

Tax and Accounting Considerations
Section 162(m) of the Code (“Section 162(m)”) generally denies a corporate income tax deduction for annual compensation in excess of $1,000,000 paid to any of the Named Executive Officers (other than the CFO). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. Historically, the total annual compensation of each of the Company’s executive officers, including the CEO, has been less than $1,000,000, so the effects of Section 162(m) have not been a significant consideration in determining our executive compensation.
During our fiscal year 2017, all of the compensation paid to our Named Executive Officers was deductible by the Company for federal income tax purposes, and we believe that in fiscal year 2018 all compensation paid to our Named Executive Officers will be deductible by the Company for federal income tax purposes.
Compensation Policies and Risk Management

On an ongoing basis, the Compensation and Stock Option Committee monitors the Company’s executive compensation programs for potential risks as part of the overall risk oversight function of the Board of Directors. See above under “Corporate Governance-Board Risk Oversight” and “Corporate Governance-Committees of the Board of Directors-Compensation and Stock Option Committee.” The Compensation and Stock Option Committee does not believe that the Company’s executive compensation programs encourage excessive or inappropriate risk taking.
Say-on-Pay
The Company provides its shareholders with the opportunity to cast an annual advisory vote, commonly known as a “say-on-pay” proposal, on the compensation of the executive officers named in the Summary Compensation Table of the annual proxy statement. At our 2016 annual meeting of shareholders, our Named Executive Officer compensation was approved by over 92% of the votes cast. The Compensation and Stock Option Committee believes that this vote affirms that a majority of our shareholders support the Company’s approach to executive compensation, and accordingly the Compensation and Stock Option Committee did not make substantial changes to the structure of the Company’s executive compensation program in fiscal year 2017.
REPORT OF THE COMPENSATION COMMITTEE
The Compensation and Stock Option Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the review and discussion referred to above, the Compensation and Stock Option Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.
Compensation and Stock Option Committee
Ken R. Bramlett, Jr., Chairman
Scott J. Vassalluzzo
Charles D. Way

EXECUTIVE COMPENSATION
Employment Agreements
The Company has entered into employment agreements with Janet Lewis Matricciani, our CEO, John L. Calmes, Jr., our CFO, D. Clinton Dyer, our Executive Vice President - Branch Operations and Tara E. Bullock, our Senior Vice President and General Counsel. The Compensation and Stock Option Committee believes that the employment agreements are necessary to secure the services of those individuals on the terms and conditions stated in the agreements, and to provide management stability should there occur a significant corporate change in control event. As described in greater detail below, these agreements provide for the payment of severance benefits in the event of a change in control, but only if the executive is terminated without cause or constructively discharged within two years following the change in control, and for the payment of certain severance benefits even if no change in control has occurred in the event the executive's employment is terminated without cause or for good reason. The Compensation and Stock Option Committee believes that the change in control severance triggers in these agreements strike an appropriate balance between Company and shareholder concerns about executive retention in the event of a change in control and the executives’ legitimate concerns regarding termination or diminution of duties in such an event.
Matricciani Employment Agreement

In connection with her appointment as Chief Executive Officer of the Company, Ms. Matricciani entered into an employment agreement with the Company effective November 19, 2015. The employment agreement has an initial three-year term, after which it will automatically renew for successive one-year terms unless either party provides notice of intent to terminate at least 90 days prior to expiration of the then current term. Under the employment agreement, Ms. Matricciani is entitled to an annual base salary of not less than $500,000, subject to any increases approved by the Compensation and Stock Option Committee. Her annual base salary may not be reduced. Under the employment agreement, Ms. Matricciani is generally eligible to participate in the Company’s annual and long-term incentive compensation plans established by the Compensation and Stock Option Committee from time to time. The employment agreement requires the Company to provide long-term disability insurance that will provide disability benefits equal to 60% of Ms. Matricciani’s base salary, and Ms. Matricciani is entitled to participate in the Company’s Second Amended and Restated 2005 Supplemental Income Plan (described further below under “- Executive Compensation Program-Post-Employment Compensation”). Under the employment agreement, the Company provides Ms. Matricciani with an automobile (including maintenance and insurance) at Company expense, and she is eligible to participate in other compensation and benefits programs and arrangements for which salaried employees of the Company are generally eligible.

The employment agreement provides for the following payments to Ms. Matricciani in the event of termination of her employment:
If the Company terminates Ms. Matricciani’s employment without cause or if Ms. Matricciani terminates her employment for “good reason”, (a) she will receive payment for her accrued base salary, vacation pay, expenses, and annual bonus for the prior fiscal year, if such annual bonus has not already been paid, as well as any vested benefits due under any Company benefit plans or programs; (b) she will receive severance pay in an amount equal to twice the sum of (i) her base salary in effect immediately prior to her termination and (ii) the average of annual the bonus she received over the three-year period prior to termination (or if termination occurs on or before September 30, 2017, an amount equal to 100% of her target bonus for the fiscal year in which the termination occurs); (c) her stock options and other incentive awards will vest and become exercisable in accordance with the terms of the applicable plans and award documents, provided that all purely time-based-vesting awards will fully vest as of the termination date and no portion of any award subject to performance-based vesting will vest pursuant to the employment agreement; (d) she will receive a lump sum payment equal to the total premiums she would be expected to pay for eighteen (18) months of COBRA coverage; and (e) she will receive a prorated annual incentive plan payment for the year in which her termination of employment occurs.
If the Company terminates Ms. Matricciani’s employment for cause or she terminates her employment without good reason (including by giving notice that she will not extend the term of the employment agreement), she will only receive her accrued compensation through the termination date and any vested benefits due to her under Company plans or programs.
If Ms. Matricciani’s employment is terminated by the Company without cause or by Ms. Matricciani with good reason within two (2) years of a change in control of the Company (as defined in the employment agreement), the Company will make a lump sum payment to Ms. Matricciani equal to the sum of (a) her accrued compensation prior to termination; (b) an amount equal to the total premiums she would be expected to pay for eighteen (18) months of COBRA coverage; (c) a pro-rata annual incentive for the fiscal year in which the termination occurs; and (d) twice the sum of her highest base salary between the day before the change in control and the effective date of her termination and her average annual bonus averaged over the three-year period prior to termination (or if termination occurs on or before September 30, 2017 then an amount equal to 100% of her target bonus for the fiscal year in which the termination occurs). In addition, her stock options and other incentive awards will vest and become exercisable in accordance with the terms of the applicable plans and award documents.
The Company is required to purchase disability insurance for Ms. Matricciani that provides a disability benefit equal to 60% of her base salary. If her employment is terminated due to her disability, the Company will continue to pay her base salary in effect at the time of termination for a period of 24 months but only at such times as she is not receiving benefits under her disability insurance. In addition, she will be entitled to receive (a) all compensation accrued through the date of termination; (b) vested benefits due under the Company’s benefit plans; and (c) a prorated annual incentive plan payment.
In the event of Ms. Matricciani’s death, the Company will be obligated to pay her estate (a) all compensation accrued through the date of termination; (b) any vested amounts due under the Company’s benefit plans; and (c) a prorated annual incentive plan payment.
Under the agreement, “cause” generally means Ms. Matricciani’s (i) gross misconduct or gross neglect in respect of her duties for the Company; (ii) conviction of (or plea of nolo contendere to) a felony or of a misdemeanor where active imprisonment is imposed; (iii) knowing and intentional failure to comply with applicable laws with respect to the execution of the Company’s business operations; (iv) falsification of Company records or engaging in theft, fraud, embezzlement, dishonesty or other conduct that has resulted or is likely to result in material damage to the Company’s or any of its affiliates’ business or reputation; (v) failure to comply with reasonable written directives of the Board, which is not remedied within thirty (30) days after receipt of written notice specifying such failure; (vi) the willful and material violation of the Company’s policies, including its Code of Ethics; and (vii) the willful failure to reasonably cooperate with any investigation authorized by the Board, which failure would reasonably be expected to have a material adverse effect on the Company.
Under the agreement, “good reason” generally means: (i) a material diminution in Ms. Matricciani’s base salary; (ii) a material diminution in her authority, duties or responsibilities; (iii) a material diminution in the budget over which she retains authority; (iv) requiring her to relocate her principal place of employment more than thirty-five (35) miles from the Company’s present headquarters; (v) a material breach of the agreement by the Company; or (vi) the failure of the Company to renew the agreement.
Under the agreement, “change in control” generally means any of the following events:
(i) The consummation of (a) a merger, share exchange or similar transaction involving the Company or any subsidiary, but only if Company voting securities are issued or issuable; or (b) the sale or other disposition of all or substantially all of the assets of the Company, unless, in either case, immediately after the transaction (1) the beneficial owners of the Company’s voting securities continue to own more than seventy percent (70%) of the voting power of the voting securities of the surviving company in substantially the same proportions as their ownership of the Company’s voting securities prior to the transaction; (2) no person (excluding any employee benefit plan sponsored by the surviving company or any company controlled by the surviving company) owns thirty-five percent (35%) or more of the combined voting power of the voting securities of the surviving company, and (3) at least a majority of the members of the board of directors of the surviving company are Incumbent Directors (as defined below);
(ii) The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a sale of the Company’s assets that does not constitute a change in control;
(iii) if (a) any person acquires ownership of, or voting control over, twenty percent (20%) or more of the Company’s outstanding stock, in a single transaction or in a series of transactions occurring within a twelve-month period (an “Acquiring Person”); provided that no person may become an Acquiring Person on account of: (1) any acquisition of stock by the Company or any subsidiary; (2) any acquisition of stock by an underwriter temporarily holding such securities pursuant to a securities offering; (3) any acquisition of stock by any employee benefit plan sponsored by the Company or any subsidiary; and (4) any acquisition of stock related to a merger, share exchange or similar transaction that that does not otherwise constitute a change in control; and (b) a majority of the members of the Board of Directors are or become individuals who are (1) the Acquiring Person; (2) affiliates of the Acquiring Person; and/or (3) individuals whose initial assumption of office as a director occurs as a result of (A) an actual or threatened election contest or solicitation of proxies by or on behalf of the Acquiring Person or (B) the recommendation or request of the Acquiring Person or any member of the Board who is an affiliate of the Acquiring Person; or
(iv) During any period of twenty-four (24) consecutive months, individuals who were members of the Board of Directors at the beginning of such period (the “Incumbent Directors”) at any time during such period cease to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director during such period whose appointment, election or nomination was approved by a vote of at least a majority of the existing Incumbent Directors shall be considered as an Incumbent Director (excluding, however, any such individual whose became a director as a result of an actual or threatened election contest or solicitation of proxies by or on behalf of a person other than the Board of Directors).
The employment agreement requires Ms. Matricciani to execute a release of legal claims against the Company in order to receive any of the severance benefits provided by the employment agreement. The employment agreement also restricts Ms. Matricciani from engaging in certain acts of competition with the Company and from soliciting the Company’s employees or inducing them to leave their employment with the Company during the term of the employment agreement and for a period of two years after the termination of her employment. She has also agreed to confidentiality and non-disparagement obligations that the Company believes are customary.
Calmes Employment Agreement
On November 19, 2015, the Company entered into an employment agreement with Mr. Calmes. Mr. Calmes’ employment agreement is substantially similar to Ms. Matricciani’s employment agreement with respect to compensation and benefits except that (a) Mr. Calmes’ base salary is initially $225,000; and (b) the severance payment in the event of termination by the Company without Cause or termination by Mr. Calmes with Good Reason, either within two years following a Change in Control or otherwise, is two times his base salary.
Dyer Employment Agreement
On September 1, 2016, the Company entered into an employment agreement with Mr. Dyer. Mr. Dyer’s employment agreement is substantially similar to Ms. Matricciani’s employment agreement with respect to compensation and benefits except that (a) Mr. Dyer’s base salary is initially $240,000; and (b) the severance payment in the event of termination by the Company without Cause or termination by Mr. Dyer with Good Reason, either within two years following a Change in Control or otherwise, is two times his base salary.

Bullock Employment Agreement
On February 10, 2016, the Company entered into an employment agreement with Ms. Bullock. Ms. Bullock’s employment agreement is substantially similar to Ms. Matricciani’s employment agreement with respect to compensation and benefits except that (a) Ms. Bullock’s base salary is initially $182,570; and (b) the severance payment in the event of termination by the Company without Cause or termination by Ms. Bullock with Good Reason, either within two years following a Change in Control or otherwise, is one times her base salary.
2017 Summary Compensation Table
The following table includes information concerning compensation for each of the three full fiscal years ended March 31, 2017, 2016 and 2015 for the Company’s NEOs, including the CEO, CFO, the three other most highly compensated executive officers of the Company who were serving as such as of March 31, 2017.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
		(1)	(2)	(3)	(3)	(4)	(5)	(6)
Janet Lewis Matricciani	2017	515,000	—	751,100	—	325,000	128,815	31,656	1,751,571
Chief Executive Officer	2016	436,667	400,000	404,100	—	100,000	153,543	23,879	1,518,189
	2015	350,000	—	—	—	291,375	76,484	18,224	736,083

John L. Calmes, Jr.	2017	231,750	—	375,550	—	117,000	35,052	28,977	788,329
Senior Vice President and	2016	212,040	144,000	202,050	—	36,000	63,443	30,095	687,628
Chief Financial Officer	2015	187,500	—	—	—	139,860	—	20,232	347,592

D. Clinton Dyer (7)	2017	223,333	—	375,550	—	120,000	92,266	59,051	870,200
Executive Vice President-	2016	189,395	42,667	101,025		88,000	94,301	20,138	535,526
Branch Operations	—	—	—	—	—	—	—	—	—

Tara E. Bullock (7)	2017	188,047	—	188,161	—	51,424	38,566	22,405	488,603
Senior Vice President-	2016	179,310	57,205	94,290	—	15,823	99,741	14,702	461,071
General Counsel	—	—	—	—	—	—	—	—	—

Jeff L. Tinney (8)	2017	190,286	—	188,161	—	66,650	31,976	9,124	486,197
Senior Vice President–	—	—	—	—	—	—	—	—	—
Western Division	—	—	—	—	—	—	—	—	—

(1)	See “Compensation Discussion and Analysis-Executive Compensation Program -Base Salary” above regarding base salary adjustments for fiscal year 2017.

(2)
Retention bonuses were paid in fiscal year 2016 as described in “Compensation Discussion and Analysis-Executive Compensation Program -Bonuses” above. One-third of these bonus amounts were paid on March 31, 2016 and the remaining two-thirds of these bonus amounts were paid on March 31, 2017.

(3)
The amounts in these columns reflect the aggregate grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2017.

(4)
This compensation was earned under the Company’s Executive Incentive Plan, as described further above under “Compensation Discussion and Analysis-Executive Compensation Program-Bonuses” and is generally based on the Company’s achievement of pre-established annual goals related to increases in earnings per share, growth in receivables, expense control and loan charge-off control. As described above, the Executive Incentive Plan provides discretion for the Compensation and Stock Option Committee to pay a minimum bonus under the plan in the event of unusual circumstances if a threshold performance measure is not achieved for a fiscal year, and the Compensation and Stock Option Committee elected to pay such a minimum bonus with respect to the earnings per share goal in fiscal year 2016 which is reported under the Bonus column. For fiscal year 2016, this column includes compensation earned under the Executive Incentive Plan on account of achievement of the general and administrative expense goal and divisional goals.

(5)
These amounts consist of the increase in the present value of the accumulated benefit at retirement of the NEO’s benefit under the 2005 Company’s Supplemental Income Plan. As noted above, the Company maintains a nonqualified deferred compensation plan, but no NEOs are currently participating in the plan.

(6)
Amounts in this column represent perquisites or personal benefits provided to the NEOs by the Company. Components of All Other Compensation in fiscal year 2017 are further described in a separate table below.

(7)	Mr. Dyer and Ms. Bullock were not Named Executive Officers during fiscal year 2015.

(8)	Mr. Tinney was not a Named Executive Officer during fiscal years 2015 or 2016.

Fiscal Year 2017 Components of All Other Compensation

Benefits and Perquisites	Matricciani	Calmes	Dyer	Bullock	Tinney
Company auto (1)	17,135	17,810	13,112	17,084	1,037
Company contributions to 401(k) Plan	12,293	10,718	6,158	4,956	7,719
Term life insurance premiums	480	449	461	365	368
Club dues	1,748	—	—	—	—
Relocation	—	—	39,320	—	—
Total	31,656	28,977	59,051	22,405	9,124

(1)	Includes the aggregate incremental cost for use of a Company-owned auto (i.e., the annual lease value, fuel, maintenance, taxes, and insurance related to usage).

2017 Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to awards made under the Executive Incentive Plan and the 2008 and 2011 Stock Options Plan for the fiscal year ended March 31, 2017 to each of the NEOs.

Name	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#) (2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
	Threshold ($)	Target ($)	Maxi-mum ($)	Threshold (#)	Target 1 (#)	Target 2 (#)	Maxi-mum (#)
J.Lewis Matricciani	260,000	520,000	780,000	—	—	—	—	14,610	—	—	751,100

John L. Calmes, Jr.	93,600	187,200	280,800	—	—	—	—	7,305	—	—	375,550

D. Clinton Dyer	96,000	192,000	288,000	—	—	—	—	7,305	—	—	375,550

Tara E. Bullock	41,139	82,278	123,417	—	—	—	—	3,660	—	—	188,161

Jeff L. Tinney	25,496	50,993	76,489	—	—	—	—	3,660	—	—	188,161

(1)	Awards represent the NEO's cash bonus opportunity for fiscal 2017 under the Executive Incentive Plan.

(2)	Granted on 10/3/2017 under the 2008 Stock Plan; vest one-third annually on each anniversary date

The terms of the fiscal year 2017 awards under the Executive Incentive Plan and the 2008 and 2011 Stock Option Plans are described above under “Compensation Discussion & Analysis - Executive Compensation Program - Bonuses” and ”Compensation Discussion & Analysis - Executive Compensation Program - Long-Term Incentive Compensation,” respectively.

Outstanding Equity Awards at Fiscal 2017 Year-End Table
The following table includes certain information with respect to the value at March 31, 2017 of all unexercised options and restricted shares previously awarded to the NEOs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
J.Lewis Matricciani	11,250	3,750	(2)	92.89	2/4/24
J.Lewis Matricciani							24,610	1,274,306	(7)

J.L. Calmes	10,125	3,375	(3)	86.52	12/12/23
J.L. Calmes							12,305	637,153	(7)

D. Clinton Dyer	1,800	—		43.04	11/8/20
D. Clinton Dyer	12,000	8,000	(4)	74.08	12/7/22
D. Clinton Dyer							9,805	507,703	(7)

Tara E. Bullock	5,250	1,750	(5)	89.21	11/5/23
Tara E. Bullock	1,200	600	(6)	77.31	2/5/23
Tara E. Bullock							5,970	309,127	(7)

Jeff L.Tinney	5,400	—		43.04	11/8/20
Jeff L.Tinney	12,000	8,000	(4)	74.08	12/7/202
Jeff L.Tinney							6,160	318,965	(7)

(1)	These amounts are based on the market value of the Company’s Stock at the close of business on March 31, 2017, which was $51.78.

(2)	Stock options vest on 2/4/18; 2011 Plan.

(3)	Stock options vest on 12/12/17; 2008 Plan.

(4)	Stock options vest on 12/7/17; 2011 Plan.

(5)	Stock options vest on 11/5/17; 2011 Plan.

(6)	Stock options vest on 2/5/18; 2011 Plan.

(7)	The restricted shares vest at a rate of 33% per year with the remaining vesting dates of 10/1/17, 10/1/18, and 10/1/19.

2017 Option Exercises and Stock Vested Table
The following table includes certain information regarding amounts realized by the NEOs on account of the vesting of restricted stock during the fiscal year ended March 31, 2017. None of the NEOs exercised stock options during the fiscal year ended March 31, 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Janet Lewis Matricciani	5,000	245,200
John L. Calmes, Jr.	2,500	122,600
D. Clinton Dyer	1,250	61,300
Tara E. Bullock	1,190	58,358
Jeff L. Tinney	1,250	61,300

2017 Pension Benefits; Supplemental Executive Retirement Plan Table
The table below sets forth information regarding Named Executive Officer benefits under the Company’s 2005 Supplemental Income Plan described above under “Compensation Discussion & Analysis - Executive Compensation Program - Post-Employment Compensation.”

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Present Value of Accumulated Benefit at Death ($) (2)	Payments During Last Fiscal Year ($)
Janet Lewis Matricciani	2005 Supplemental Income Plan	3	358,842	2,272,666	—
John L. Calmes, Jr.	2005 Supplemental Income Plan	3	98,495	1,017,783	—
D. Clinton Dyer	2005 Supplemental Income Plan	14	407,914	1,048,923	—
Tara E. Bullock	2005 Supplemental Income Plan	4	138,307	829,842	—
Jeff L.Tinney	2005 Supplemental Income Plan	30	611,519	835,742	—

(1)	Based on the assumptions disclosed in Note 12 in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2017.
(2) Present value of SERP benefits payable at death was calculated as 45% of the executive's base salary for 15 years assuming a 6% interest rate.

Potential Payments upon Termination or Change in Control.

Severance Benefits
As described above under “Executive Compensation-Employment Agreements,” Mses. Matricciani and Bullock, and Messrs. Calmes and Dyer are entitled to severance benefits if they are terminated without cause or constructively discharged. In addition, under the 2005 Supplemental Income Plan, participants are entitled to benefits if they are terminated prior to death or retirement (other than for malfeasance, dishonesty or similar wrongdoing) as described above under “Compensation Discussion and Analysis-

Executive Compensation Program-Post-Employment Compensation.” The following table provides estimates of the amounts payable to Named Executive Officers assuming each had been terminated without cause or constructively discharged on March 31, 2017. Note that the table excludes unpaid salary accrued through the termination date and reimbursement of any unpaid business expenses. The table also does not include any amounts payable under the Executive Incentive Plan because under that plan, a participant who terminates employment at or after the end of a fiscal year is entitled to the same amount that they would have received if they had not terminated employment.

Name	Salary Continuation ($)	Bonus Continuation ($)	Benefits Continuation ($) (1)	Benefits from Accelerated Equity Vesting ($) (2)	Total ($)
Janet Lewis Matricciani	1,040,000	494,250	12,420	1,274,306	2,820,976
John L. Calmes Jr.	450,000	—	8,595	258,900	717,495
D. Clinton Dyer	480,000	—	12,420	223,228	715,648
Tara E. Bullock	189,873	—	6,405	309,127	505,405
Jeff L. Tinney	—	—	—	—	—

(1)	The benefits continuation payment represents 18 months of COBRA premiums for Ms. Matricciani and Mr. Calmes, and 12 months COBRA premiums for Ms. Bullock, based on current insurance premiums.

(2)
Benefits from accelerated equity vesting represents the difference between the Company’s March 31, 2017 closing stock price and the option exercise price for any unvested options, plus the March 31, 2017 closing stock price for any unvested restricted stock shares.

Death Benefits
Certain benefits become due upon the death of a Named Executive Officer, primarily life insurance benefits, benefits under the Company’s 2005 Supplemental Income Plan and vesting of stock awards. The following table shows the death benefits that would have been due in the event that the respective NEO had died on March 31, 2017. The table does not include any amounts payable under the Executive Incentive Plan because under that plan, a participant who dies at or after the end of a fiscal year is entitled to the same amount that they would have received if he or she had not died.

Name	Life insurance proceeds ($) (1)	Present Value of SERP benefits ($) (2)	Benefits from Accelerated Equity Vesting ($) (3)	Benefits from Equity Vesting as if the participant was still employed ($) (4)	Total ($)
Janet Lewis Matricciani	500,000	2,272,666	1,274,306	1,274,306	5,321,278
John L. Calmes, Jr.	450,000	1,017,783	637,153	637,153	2,742,089
D. Clinton Dyer	480,000	1,048,923	507,703	507,703	2,544,329
Tara E. Bullock	379,746	829,842	309,127	309,127	1,827,842
Jeff L.Tinney	382,446	835,742	318,965	318,965	1,856,118

(1)	Life insurance proceeds represent two times the participant’s base pay, not to exceed $500,000.

(2)	Present value of Supplemental Income Plan benefits payable at death was calculated as 45% of the executive’s base salary for 15 years, assuming a 6% interest rate.

(3)
Benefits from accelerated equity vesting represent the difference between the Company’s March 31, 2017 closing stock price and the option exercise price for any unvested stock options, plus the March 31, 2017 closing stock price for any unvested restricted stock shares.

(4)
Benefits from equity vesting as if the participant was still employed, amount represents the difference between the Company’s March 31, 2017 closing stock price and the option exercise price for any unvested stock options, plus the March 31, 2017 closing stock price for any unvested restricted stock shares.

Disability Benefits
In the event that an NEO’s employment terminates due to disability, the Company will continue to pay the NEO his or her salary for a period of 90 days. After 90 days, the Company may terminate his or her employment, at which time the NEO would be eligible for long-term disability benefits. In addition, an NEO terminating employment due to disability is eligible for benefits under the 2005 Supplemental Income Plan. Had any of the NEOs terminated employment due to disability on March 31, 2017, his or her benefits would have been as set forth in the following table. The table does not include any amounts payable under the Executive Incentive Plan because under that plan, a participant who terminates employment (including due to disability) at or after the end of a fiscal year is entitled to same amount that he would have received if they had not terminated employment.

Name	90 day continuation pay ($) (1)	Long-term disability pay ($) (2)	Present value of SERP benefits ($) (3)	Total ($)
Janet Lewis Matricciani	130,000	3,153,039	894,627	4,177,666
John L. Calmes, Jr.	56,250	1,809,832	199,109	2,065,191
D. Clinton Dyer	60,000	1,694,027	308,546	2,062,573
Tara E. Bullock	47,468	1,306,697	258,749	1,612,914
Jeff L.Tinney	47,806	844,451	466,674	1,358,931
(1)    Represents 3 months of the NEO’s current base salary.

(2)
Long-term disability pay was calculated as the present value of 60% of the executive’s base pay from March 31, 2017 until the executive reaches age 65. The present value calculation assumes a 6% interest rate.

(3)
SERP benefits in the event of an NEO’s disability are calculated as the present value of 45% of the executive’s base pay, at the time the executive was disabled, for 15 years when the executive's employment terminates due to disability. The present value calculation assumes an interest rate of 6%.

Change in Control Benefits
Named Executive Officers with employment agreements are entitled to certain benefits if they are terminated in connection with a change in control as described above under “Compensation Discussion & Analysis - Employment Agreements.” In addition, under the terms of the outstanding stock option and restricted stock awards held by NEOs, those awards will fully vest upon a change in control, regardless of whether an NEO’s employment is terminated. The definition of change in control under the terms of the outstanding restricted stock awards held by NEOs is the same as the definition used in Ms. Matricciani’s employment agreement. The definition of change in control for stock options awarded under the 2011 Stock Option Plan is substantially similar except that (a) in the case of a merger or asset sale, the exclusion for certain transactions requires that no person own more than 30% (rather than 35%) of the surviving entity; and (b) the change in control event relating to acquisition of stock requires acquisition of 30% or more of the Company’s outstanding stock (rather than 20%) but does not require that a majority of the Board of Directors be controlled by the Acquiring Person or its affiliates. Under the 2008 Stock Option Plan, change in control is generally defined as any of the following:

(i)	acquisition by a person of ownership of, or voting control over, twenty-five percent (25%) or more of the Company's outstanding Stock;

(ii)
shareholder approval of (a) a definitive agreement to merge the Company with another company in which the Company is not the surviving company or pursuant to which any shares of stock of the Company would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Company in which the shareholders of the Company continue to own at least seventy-five percent (75%) of the stock or voting securities of the surviving company, in, the same proportions as they owned Company stock; (b) a definitive agreement to sell or otherwise dispose of all or substantially all the assets of the Company; or (c) a plan of complete liquidation or winding up of the Company;

(iii)
a change in a majority of the Board of Directors within a 12-month period unless the nomination of each new director was approved by the vote of two-thirds of the members of the Board of Directors (or board nominating committee, if any) then still in office who were in office at the beginning of the 12-month period; or

(iv)	any other event which the Board of Directors determines should constitute a change in control.

The table below shows the benefits that would have been due to the NEOs had their employment been terminated in connection with a change in control as of March 31, 2017. The table does not include any amounts payable under the Executive Incentive

Plan because under that plan, a participant who terminates employment at or after the end of a fiscal year is entitled to the same amount that he or she would have received if he or she had not terminated employment.

Name	Salary Continuation ($)	Bonus Continuation ($)	Benefits Continuation ($) (1)	Benefits from Accelerated Equity Vesting ($) (2)	Total ($)
Janet Lewis Matricciani	1,040,000	494,250	12,420	1,274,306	2,820,976
John L. Calmes Jr.	450,000	—	8,595	258,900	717,495
D. Clinton Dyer	480,000	—	12,420	223,228	715,648
Tara E. Bullock	189,873	—	6,405	309,127	505,405

Performance-Based Awards
The Company grants both cash- and equity-based awards in recognition of performance.  The Company issues cash-based awards to its executive officers upon achievement of certain company and/or division performance goals established under the Company’s Executive Incentive Plan.  Performance-based cash awards for fiscal year 2017 are discussed above under “Compensation Discussion and Analysis - Bonuses - Fiscal Year 2017 Executive Incentive Plan Awards.”  Performance-based equity awards may also be granted under the Company’s 2008 and 2011 Plans and, when granted, historically have vested over four- or five-year performance periods.  All equity awards granted since 2014 have provided for service-based vesting.  In March 2016, certain outstanding restricted stock awards granted to key executives that provided for vesting based on the achievement of certain earnings per share targets with the final performance measurement date of March 31, 2017 were amended to reflect the significant contributions made by the recipients to the Company in a challenging regulatory environment when none of the earnings targets had been achieved and it was not clear whether they would be achieved by March 31, 2017.  Pursuant to the amendments, one quarter of the shares subject to the awards vested and the remaining shares were forfeited.  Additionally, the award recipients agreed not to sell any of the vested shares prior to March 31, 2019.

Performance-Based Awards Table

Non-vested at March 31, 2014	448,750
Granted	—
Vested or Earned	—
Forfeited	15,000
Non-vested at March 31, 2015	433,750
Granted	—
Vested or Earned	133,580
Forfeited	274,170
Non-vested at March 31, 2016	26,000
Granted	—
Vested or Earned	—
Forfeited	26,000
Non-vested at March 31, 2017	—

DIRECTOR COMPENSATION
The following table summarizes the compensation the Company paid to non-employee members of the Board of Directors for the fiscal year ended March 31, 2017:

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($)	Total ($)
K. R. Bramlett	50,000	97,165	—	—	—	—	147,165
J. R. Gilreath	40,000	97,165	—	—	—	—	137,165
S. Vassalluzzo (4)	40,000	—	—	—	—	—	40,000
C. D. Way	55,000	97,165	—	—	—	—	152,165
D. Whitaker	40,000	97,165	—	—	—	—	137,165

(1)
For fiscal year 2017, each non-employee director was paid a $10,000 quarterly retainer, except the Chairman of the Audit and Compliance Committee and the Chairman of the Compensation and Stock Option Committee, who received quarterly retainers of $13,750 and $12,500, respectively. No additional fees were paid for attendance at meetings.

(2)
The amounts in these columns reflect the grant date fair value determined in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the Notes to Consolidated Financial Statements in Item 8 of our Annual Report on Form 10-K for the year ended March 31, 2017. See table below regarding outstanding stock option and restricted stock awards held by the directors as of March 31, 2017. These are restricted stock awards that vest at a rate of 33% per year with the vesting dates of 10/1/17, 10/1/18, and 10/1/19.

(3)
The Company offers a deferred fee plan for its non-employee directors under which participating directors may defer any or all of their retainer and meeting fees for specified time periods. The deferred fee plan is non-qualified for tax purposes. Deferred fees under the plan earn interest at the prime rate or, at each participating director’s option, a return based on the Company’s stock price performance over time. During fiscal 2017, none of the directors elected to defer any fees under this plan. All directors are reimbursed for ordinary and necessary out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees.

(4)	Mr. Vassalluzzo does not receive any equity compensation for his service as a member of our Board of Directors.

The Company pays its non-employee directors quarterly retainer fees. No additional fees are paid for meeting attendance. For the year ended March 31, 2017, non-employee directors received a $10,000 quarterly retainer fee, except for the Chairmen of the Audit and Compliance Committee and the Compensation and Stock Option Committee, who received quarterly retainers of $13,750 and $12,500, respectively. Non-employee directors are also eligible to receive grants of non-qualified stock options and/or restricted stock under the Company’s 2008 and 2011 Plans. The shares underlying the restricted stock awards granted in fiscal year 2017 had a grant date fair value of $51.41 per share and generally vest one-third annually.

The table below sets forth information with respect to the value at March 31, 2017 of all unexercised options and shares of unvested restricted stock held by non-employee directors.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
K. R. Bramlett	4,000	1,000	—	74.08	12/7/22	—	—	—	—
K. R. Bramlett	—	—	—	—	—	3,210	166,214	—	—

J. R. Gilreath	4,000	1,000	—	74.08	12/7/22	—	—	—	—
J. R. Gilreath	—	—	—	—	—	3,210	166,214	—	—

S. Vassalluzzo (1)	—	—	—	—	—	—	—	—	—
S. Vassalluzzo (1)	—	—	—	—	—	—	—	—	—

C. D. Way	4,000	1,000	—	74.08	12/7/22	—	—	–	–
C. D. Way	—	—	—	—	—	3,210	166,214	—	—

D. Whitaker	4,000	1,000	—	74.08	12/7/22	—	—	—	—
D. Whitaker	—	—	—	—	—	3,210	166,214	—	—

(1)	Mr. Vassalluzzo does not receive any equity compensation for his service as a member of our Board of Directors.

PROPOSAL 2 - APPROVAL, ON AN ADVISORY
BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking shareholders to vote, on an advisory (non-binding) basis, to approve the compensation of our Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our executive compensation program.
The Company’s compensation policies and programs are designed to attract and retain experienced and highly-qualified executives critical to our long-term success and to reward performance that is aligned with shareholder interests. The Board believes that our compensation policies and programs achieve those objectives. We encourage you to closely review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement for more information on our Named Executive Officers’ compensation.
Compensation Highlights
The following highlights of our executive compensation program in fiscal 2017 exemplify our long-standing commitment to sound compensation practices:

•
Variable incentives are payable to Named Executive Officers as annual cash bonuses to encourage the achievement of various pre-determined performance metrics, business growth opportunities, management goals and profitability of business units, all of which focus our Named Executive Officers on performance goals intended to enhance shareholder value.

•
Awards of long-term equity incentives, in the form of performance-based stock awards, stock options, restricted stock awards and restricted stock units, directly align the interests of our Named Executive Officers with those of shareholders.

•
Linking the personal financial interests of our Named Executive Officers to the Company’s long-term performance discourages excessive risk-taking and encourages behavior that supports sustainable shareholder value creation.

We seek to engage in responsible compensation and governance practices that incorporate industry best standards and promote the interest of our shareholders. These practices include:

•	Utilizing a mix of short-term and long-term incentives to align Named Executive Officers’ interests with that of shareholders.

•
Maintaining an independent compensation committee that complies with SEC and NASDAQ public company independence requirements, meets Code Section 162(m) “outside director” and Rule 16b-3 “non-employee director” requirements and includes individuals with public company compensation committee experience.

The Board recommends that our shareholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to the compensation disclosure requirements of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion provided in this Proxy Statement, is hereby approved.”
Although this “say-on-pay” vote is advisory and, therefore, will not be binding on the Company, the Compensation and Stock Option Committee and the Board value the opinions of the Company’s shareholders. Accordingly, to the extent that there is a significant vote against the compensation of the Named Executive Officers, the Board will consider the shareholders’ concerns, and the Compensation and Stock Option Committee and the Board will evaluate what actions may be necessary or appropriate to address those concerns.

Required Vote and Recommendation
The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the “say-on-pay” resolution supporting the compensation of our Named Executive Officers. You may vote “for” or “against” or “abstain” from voting with respect to this proposal. Abstentions and “broker non-votes,” if any, will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 3 - ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are once again asking shareholders to vote, on an advisory (non-binding) basis, to indicate how frequently they would like us to hold an advisory vote on the compensation paid to our Named Executive Officers (that is, votes similar to the non-binding vote in Proposal 2)-every one year, two years or three years. This proposal is commonly known as "say-on-frequency" proposal.
Our shareholders voted on a similar proposal in 2011 with the majority voting to hold the say-on pay vote every year. The Board recommends that this advisory vote continue to be held every year so that shareholders may continue to provide timely, direct input on our executive compensation program. The Board believes that an annual vote is consistent with the Company's efforts to engage in an ongoing dialogue with shareholders on executive compensation and corporate governance matters. The next say-on-frequency vote is expected to be held at the 2023 annual meeting of shareholders.
In considering their vote, shareholders should review with care the information on our compensation policies and decisions regarding the Named Executive Officers presented in the “Compensation Discussion and Analysis” section, as well as the discussion regarding the Compensation and Stock Option Committee in the “Corporate Governance-Committees of the Board-Compensation and Stock Option Committee” section.
Required Vote and Recommendation
Our shareholders are being asked to cast an advisory vote on whether future advisory votes on compensation of our Named Executive Officers take place every “one year,” every “two years” or every “three years,” or such shareholders may “abstain” from voting. The alternative that receives the affirmative vote of a majority of the votes cast; however, if the proposal is not adopted by the required vote for any one of the time periods presented, the Board will evaluate the votes cast for each time period presented and will consider the time period for which a plurality of the votes were cast to have been recommended by the shareholders. Abstentions and “broker non-votes,” if any, are not counted as votes cast and will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, ON AN ADVISORY BASIS, FOR ONE YEAR WITH RESPECT TO THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 - APPROVE THE WORLD ACCEPTANCE CORPORATION
2017 STOCK INCENTIVE PLAN

The Board is submitting the Company’s 2017 Stock Incentive Plan (the “2017 Plan”) to the shareholders for their approval.  The Compensation and Stock Option Committee and the Board have approved the 2017 Plan, which will become effective on August 30, 2017, subject to shareholder approval. The 2017 Plan is intended to be the successor plan to the 2011 Plan and the 2008 Plan (the “Prior Plans”), although we currently intend to continue to grant awards under the Prior Plans until their shares are depleted or such plans expire (and not to roll over such available shares into the 2017 Plan). If the shareholders do not approve the 2017 Plan, we will continue to make awards under the 2011 Plan and/or 2008 Plan, subject to the limits thereunder.

Shareholder approval of the 2017 Plan is required, among other things, in order to: (i) comply with rules of NASDAQ, which require shareholder approval of equity compensation plans; (ii) allow the grant of incentive options to employee participants in the 2017 Plan; and (iii) provide the Compensation and Stock Option Committee the flexibility to grant awards that may be intended to qualify as “performance-based compensation,” thereby potentially preserving our tax deduction under Section 162(m) of the Code.

The Board believes that adoption of the 2017 Plan is in the best interests of the Company because of the need to provide equity incentive awards to attract, retain and motivate quality employees and directors, to remain competitive in the industry and to align participants’ interests with those of the Company’s other shareholders.  For these reasons, the Board unanimously recommends a vote for the adoption of the 2017 Plan.

The principal provisions of the 2017 Plan are summarized below.  This summary is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is attached to this Proxy Statement as Appendix A. Shareholders should refer to the 2017 Plan for more complete and detailed information about the 2017 Plan. An electronic copy of the 2017 Plan is also available free of charge as Appendix A to the electronic version of this Proxy Statement on the SEC’s website at www.sec.gov.

“Best Practices” Integrated into the Company’s Equity Compensation Program and the 2017 Plan

Our compensation practices include numerous features that the Board believes reflect responsible compensation and governance practices and serve the interests of our shareholders, including the features summarized below:

•
Limitation on Shares Issued. The maximum number of shares of common stock that may be issued under the 2017 Plan is the aggregate of 850,000 shares, plus any shares subject to an award granted under a Prior Plan, which award is at any time forfeited, canceled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited to or reacquired by the Company (subject to anti-dilution adjustments). The 2017 Plan also imposes limitations on the amount of participant awards. See “Summary of the 2017 Plan Shares Subject to the 2017 Plan” below.

•
Conservative Share Counting Provisions. The 2017 Plan does not allow shares to again be made available for issuance as awards under the plan if they are withheld from an award or delivered by a participant to satisfy tax withholding requirements for awards, not issued or delivered as a result of the net settlement of an outstanding award, withheld or delivered to pay the exercise price related to an outstanding award or repurchased on the open market with the proceeds of the purchase price for an award.

•
Minimum Vesting and Award Practices. The 2017 Plan imposes a minimum vesting period of one year, subject to certain exceptions. Under the Prior Plans, we have historically imposed vesting for equity awards over periods of three to five years . We currently anticipate generally imposing similar vesting periods (which, in the Compensation and Stock Option Committee's discretion, may also include performance criteria) going forward under the 2017 Plan.

•
No Dividends or Dividend Equivalents on Unvested Awards. Dividends and dividend equivalents, if any, on awards issued under the 2017 Plan will not be paid unless and until the underlying award (or portion thereof) has vested and/or been earned.

•
No Option/SAR Repricing Without Shareholder Approval. Except in connection with certain Company transactions, the 2017 Plan prohibits the repricing of options or stock appreciation rights ("SARs") without shareholder approval.

This prohibition applies to (i) direct repricings (reducing the exercise price of an option or base price of a SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash or for a replacement equity award, including a replacement option or SAR with a lower exercise price or base price) and (iii) any other action that would be treated as a repricing under applicable stock exchange rules.

•
Fair Market Value Options and SARs and Limit on Option and SAR Terms. Stock options and stock appreciation rights (“SARs”) must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant. In addition, the term of an option or SAR is limited to 10 years.

•
Double Trigger Vesting on a Change in Control. The 2017 Plan generally provides that awards will vest upon a change in control of the Company only if (i) awards are not assumed, substituted or continued by the surviving company or (ii) even if such awards are assumed, substituted or continued by the surviving company, a participant’s employment is terminated by the Company without cause or by the participant for good reason within specified time periods related to the change in control.

•
Prudent Change in Control Provisions. The 2017 Plan includes prudent change in control triggers such as requiring consummation (rather than shareholder approval) of significant merger or other transaction, a change in beneficial ownership of at least 30% or certain changes in a majority of the Board within a specified time period in order for a “change in control” to be deemed to have occurred. See “Summary of the 2017 Plan Change in Control” below.

•
Hedging and Pledging Prohibited. Our insider trading policy prohibits our directors, officers and employees from engaging in hedging activities with respect to Company securities. In addition, our directors, officers and employees must obtain pre-clearance from our Chief Financial Officer before placing Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

•
Independent Compensation Committee Administration. The 2017 Plan is administered by the Compensation and Stock Option Committee. All members of the Compensation and Stock Option Committee are intended to qualify as “independent” under NASDAQ listing standards, “non-employee directors” under Rule 16b-3 adopted under the Exchange Act, and “outside directors” under Code Section 162(m) to the extent required.

•
Reasonable Plan Duration. We currently anticipate that the shares available under the 2017 Plan (assuming shareholder approval) will meet our expected needs for the coming three years. This assumption is based upon our historical grant practices; however, future circumstances and business needs may change, and the Compensation and Stock Option Committee retains the discretion to change its grant practices subject to the limits of the 2017 Plan.

•	No “Evergreen” Provision. Under the 2017 Plan, shareholders must approve any additional authorization of shares (other than adjustments for anti-dilution purposes).

Historical Share Usage

Outstanding Awards and Share Reserve

Our equity incentive plans have historically been limited to options and restricted stock awards; however, if the shareholders approve the 2017 Plan, we may also grant, in the discretion of the Compensation and Stock Option Committee, SARs, restricted stock unit awards and phantom stock awards. As of June 26, 2017,

•	a total of 8,815,550 shares of our common stock were issued and outstanding;

•	the closing price of the Company’s common stock on the NASDAQ Global Select Market on was $74.89 per share;

•
an aggregate of 788,290 shares were subject to outstanding options under the 2011 Plan, the 2008 Plan, the World Acceptance Corporation 2005 Plan and the World Acceptance Corporation 2002 Plan, with a weighted average exercise price of $68.09 and a weighted average remaining term of 5.5 years;

•
an aggregate of 439,579 shares were subject to unvested, outstanding full value awards under the 2011 Plan, the 2008 Plan and the 2005 Plan (no awards remain unvested under the 2002 Plan), including an aggregate of 115,005 shares subject to outstanding unvested time-based restricted stock awards. All of these outstanding awards will continue in accordance with their respective terms; and

•
the maximum number of shares remaining available for issuance under the 2011 Plan and 2008 Plan (as no further shares may be issued under either the 2005 Plan or the 2002 Plan) were 430,266 and 24,553 shares, respectively. These shares will not be added to or otherwise increase the number of shares to be made available under the 2017 Plan.

Summary of the 2017 Plan

General

The 2017 Plan provides that the Company may grant stock options, SARs, restricted stock awards, restricted stock unit awards and/or phantom stock awards to employees and directors of the Company or its related entities, which include any parent or subsidiary of the Company.  The primary purposes of the 2017 Plan are to:

•	attract and retain persons eligible to participate in the 2017 Plan;

•	motivate participants in the 2017 Plan, by means of appropriate incentives, to achieve long-range goals;

•	provide incentive compensation opportunities that are competitive with those of other similar companies; and

•
further align the interests of 2017 Plan participants with those of the Company’s other shareholders through compensation that is based on the Company’s common stock, thereby promoting the long-term financial interest of the Company and its related entities, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

Shares Subject to the 2017 Plan

The maximum number of shares of the Company’s common stock that may be delivered under the 2017 Plan is the aggregate of (i) 850,000 shares plus (ii) any shares subject to an award granted under a Prior Plan, which award is at any time forfeited, canceled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited to or reacquired by the Company.  The maximum aggregate number of shares of common stock that may be issued under the 2017 Plan pursuant to the grant of incentive stock options (“ISOs”) is 850,000 shares. The shares with respect to which awards may be made under the 2017 Plan are currently authorized but unissued shares, including, to the extent permitted by applicable law, shares reacquired by the Company, whether purchased in the open market or in private transactions, or treasury shares.  To the extent provided by the Compensation and Stock Option Committee, which will administer the 2017 Plan, as discussed below under “ Administration,” any award may be settled in cash rather than common stock.  None of the shares that are authorized but unused as of the 2017 Plan effective date under the Company’s Prior Plans will be made available under the 2017 Plan, although, as noted above, shares subject to Prior Plan awards that are forfeited will become available for use under the 2017 Plan. As described in more detail below under “ Adjustment of Awards,” the number of shares that may be delivered under the 2017 Plan (as well as other maximum limitations on the amount of awards and the exercise prices and base prices of outstanding options and SARs, respectively) will be adjusted in the event of certain corporate transactions to reflect any change in the capitalization of the Company as contemplated in the 2017 Plan.

Under the 2017 Plan,

•
the maximum number of shares of common stock that may be issued pursuant to options and SARs not related to an option granted to any one individual may not exceed the greater of (i) 75,000 shares for grants made during any one calendar year period or (ii) 225,000 shares for grants made during any three calendar year period (or, in each case, the equivalent value thereof based on the fair market value per share of the common stock on the grant date of an award); and

•
the maximum number of shares of common stock that may be pursuant to awards other than options or SARs settled in shares of common stock granted to any one individual may not exceed the greater of (i) 75,000 shares for grants made during any one calendar year period or (ii) 225,000 shares for grants made during any three calendar year period (or, in each case, the equivalent value thereof based on the fair market value per share of the common stock on the grant date of an award);

•	the maximum amount of awards that are settled in cash that may be granted to any one participant during any calendar year period will be $1,000,000; and

•
the maximum number of shares of common stock that may be issued under the 2017 Plan in conjunction with restricted stock awards, restricted stock unit awards or stock-settled phantom stock awards will be 500,000 shares.

In addition, no non-employee director may be granted awards for more than the greater of $250,000 in fair market value of shares of common stock for grants made during any one calendar year period or $750,000 in fair market value of shares of common stock for grants made during any three calendar year period (or in each case, the equivalent value thereof based on the fair market value per share of common stock on the date of grant of such award); provided, however, that any director cash retainer fees or other fees that are settled in shares of common stock will not be subject to this limitation.

Awards under the 2017 Plan may be granted as alternatives to or replacement of awards granted or outstanding under the 2017 Plan or any other plan or arrangement of the Company or a related entity, including the plans and arrangements of a business entity acquired by the Company or a related entity, subject to the plan's repricing limitations. Only shares of common stock actually delivered with respect to an award will be treated as delivered for purposes of determining the number of shares available for delivery under the Plan, regardless of whether the award is denominated in shares of common stock or cash. Awards settled in cash will not be counted against the share limitations found in the 2017 Plan.  For purposes of this determination, to the extent any award is forfeited or otherwise expires, terminates, is canceled or becomes unexercisable without delivery of shares, those shares will not be deemed to have been delivered; and dividends, dividends paid in shares or dividends paid in cash in connection with outstanding awards, if any, will not be counted against the shares available for future delivery under the 2017 Plan. The following shares of common stock may not again be made available for issuance as awards under the 2017 Plan: (i) shares withheld from an award or delivered by a participant to satisfy tax withholding requirements; (ii) shares not issued or delivered as a result of net settlement of an award; (iii) shares withheld or delivered to pay the exercise price related to an award; and (iv) shares repurchased on the open market with the proceeds of the purchase price for an award. Further, (i) shares issued under the 2017 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards in connection with a merger or similar transaction involving the Company acquiring another entity will not reduce the maximum number of shares available for delivery under the 2017 Plan, and (ii) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2017 Plan and will not reduce the maximum number of shares available under the 2017 Plan, subject to applicable stock exchange listing requirements.

Adjustment of Awards

In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, rights offering, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, liquidation, combination, exchange or reclassification of shares), the Compensation and Stock Option Committee will adjust awards and the various limits on the maximum number of shares that may be awarded under the 2017 Plan and types of awards that may be granted in the aggregate to any individual in any calendar year or three calendar year period, as applicable, to prevent undue dilution or enlargement of the awards, as provided in the 2017 Plan.

Administration

The 2017 Plan will be administered by the Compensation and Stock Option Committee, which must consist of two or more directors selected by the Board who meet certain independence standards, as specified in the 2017 Plan.  The Board may, under certain circumstances, take any action under the 2017 Plan that would otherwise be the responsibility of the Compensation and Stock Option Committee. References in this discussion to the “Compensation and Stock Option Committee” will include the Board to the extent practicable.

The Compensation and Stock Option Committee has the authority and discretion to select from among the eligible individuals those persons who will receive awards, to determine the time or times of receipt, to determine the types of all awards and the number of shares covered by such awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and, subject to certain restrictions, to amend, cancel, or suspend awards.  The Compensation and Stock Option Committee has full authority and discretion to interpret the 2017 Plan, to establish, amend, and rescind any rules and regulations relating to the 2017 Plan, to determine the terms and provisions of any award agreement made pursuant to the 2017 Plan (the terms of which need not be uniform among any or all awards), to correct any defect, supply any omission or reconcile any inconsistency in the 2017 Plan or in any award agreement and to make all other determinations that may be necessary or advisable for the administration of the 2017 Plan.  In addition, the Compensation and Stock Option Committee, pursuant to the terms of the 2017 Plan and applicable law, may accelerate unvested or unearned awards; modify or extend the terms and conditions for exercise, vesting or earning of an award; and reduce, cancel or recoup certain rights and payments with respect to awards upon the occurrence of certain events. Any interpretation of the 2017 Plan by the Compensation and Stock Option Committee and any decision made by it under the 2017 Plan is final and binding on all parties.

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Compensation and Stock Option Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.  Any such allocation or delegation may be revoked by the Compensation and Stock Option Committee at any time.

Eligibility

Only salaried employees of the Company or a related entity may receive options intended to qualify as ISOs under the 2017 Plan.  All other types of awards under the 2017 Plan may be awarded to employees and directors of the Company or any related entity.  As of June 26, 2017, approximately 1,444 salaried employees were eligible to receive ISOs under the 2017 Plan and approximately 4,572 employees (including employees who are directors) and all five of the Company’s non-employee directors were eligible to receive awards other than ISOs under the 2017 Plan (in each case, assuming the shareholders approve the 2017 Plan).

Minimum Vesting Requirements

Awards granted under the 2017 Plan will generally be subject to a minimum vesting (or earning) period of one year. However, the Compensation and Stock Option Committee may provide for acceleration of vesting of all or a portion of an award in the event of a Participant’s death, disability, retirement or, in certain circumstances, upon the occurrence of a change in control of the Company. The Compensation and Stock Option Committee may provide for the grant of an award to any participant without a minimum vesting period or may accelerate the vesting of all or a portion of an award for any reason, but only with respect to awards for no more than an aggregate of 5% of the total number of shares of common stock authorized for issuance under the 2017 Plan. The Compensation and Stock Option Committee may also provide for the grant of awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions. As noted above, under Prior Plans, we have historically imposed vesting for equity awards over periods of three to five years. We currently anticipate generally imposing similar vesting periods (which, in the Compensation and Stock Option Committee's discretion, may also include performance criteria) going forward under the 2017 Plan.

Types of Awards

Options.  The 2017 Plan permits the granting of options that are intended to qualify as ISOs under Code Section 422 and options that are not intended to qualify under Code Section 422 (“NQOs”).  An option may be granted with or without a related SAR (as discussed below under “ Stock Appreciation Rights”). ISOs may be granted only to salaried employees of the Company or a related entity. The exercise price for each option granted under the 2017 Plan must generally be at least 100% of the fair market value of a share on the date of grant; however, in the case of options intended to be ISOs granted to any eligible individual who at the time of such grant owns shares of common stock representing more than 10% of the total combined voting power of the Company or any related entity, the exercise price for such option must be at least 110% of the fair market value of a share on the date of grant. The Compensation and Stock Option Committee may grant substitute or assumed options of an acquired entity with an exercise price not equal to 100% of the fair market value of the Company’s common stock on the grant date where the option price is adjusted in accordance with applicable tax regulations.

Options are exercisable during such periods and upon the conditions as the Compensation and Stock Option Committee may establish, as stated in the applicable award agreement, except that no option may be exercisable for a term greater than 10 years (or five years in the case of an ISO granted to an eligible individual who at the time of grant owns stock presented more than 10% of the total combined voting power of the Company or any related entity).  An option may be exercised by giving written notice to the Company in a form acceptable to the Compensation and Stock Option Committee. The Compensation and Stock Option Committee will determine the extent, if any, to which a participant has the right to exercise an option following termination of his or her employment with or service to the Company. Unless an award agreement provides otherwise, the exercise price of an option is payable (i) in cash or cash equivalent, or, except where prohibited by the Compensation and Stock Option Committee or applicable law, payment may also generally be made: (ii) by tendering, by either actual delivery of shares or by attestation, shares of common stock acceptable to the Compensation and Stock Option Committee; (iii) by irrevocably authorizing a third party to sell shares acquired upon exercise of the option and remit to the Company sale proceeds to pay the entire exercise price and any tax withholding; (iv) by shares withheld upon exercise; (v) by such other payment methods as may be approved by the Compensation and Stock Option Committee and which are acceptable under applicable law; or (vi) by any combination of the foregoing payment methods. Any shares delivered or withheld in payment of the exercise price will be valued at their fair market value on the day of exercise.

Stock Appreciation Rights. Under the terms of the 2017 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately (a “freestanding SAR”). The base price per share of a SAR may be no less than 100% of the fair market value per share of our common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the base price adjusted in accordance with applicable tax regulations). SARs are exercisable in whole or part upon such conditions as the Compensation and Stock Option Committee may establish, except that no SAR may be exercisable for a term greater than 10 years (or, in the case of related SARs, such shorter option period that may apply to the related option). A SAR may be exercised by giving written notice to the Company in a form acceptable to the Compensation and Stock Option Committee. Upon exercise of a related SAR, the related option is deemed to be canceled to the extent of the number of shares of common stock for which the related SAR is exercised. Likewise, a related SAR will be canceled to the extent of the number of shares as to which a related option is exercised or surrendered. The Compensation and Stock Option Committee will determine the extent, if any, to which a participant has the right to exercise a SAR following termination of his or her employment with or service to the Company, which rights, if any, will be stated in an award agreement. The holder of a SAR is entitled to receive from us, for each share of common stock with respect to which the SAR is being exercised, consideration equal in value to the excess, if any, of the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR. The consideration payable upon exercise of a SAR may be paid in cash, shares of common stock (valued at the fair market value on the date of the SAR exercise) or a combination of cash and shares of common stock, as determined by the Compensation and Stock Option Committee.

Restricted Stock.  Subject to the terms of the 2017 Plan, the Compensation and Stock Option Committee may grant eligible individuals shares of common stock that are subject to a risk of forfeiture or other restrictions, as determined by the Compensation and Stock Option Committee, that will lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service, achievement of performance objectives or conditions, other objectives or conditions or any combination of such objectives or conditions. Restricted stock awards will be subject to such conditions as determined by the Compensation and Stock Option Committee and may be settled, in the Compensation and Stock Option Committee’s discretion, through cash payments, the delivery of shares of common stock, the granting of replacement awards or any combination of the foregoing. Unless an award agreement provides or the Compensation and Stock Option Committee determines otherwise, if a participant’s employment or service is terminated for any reason and all or any part of the restricted stock award has not vested or been earned pursuant to the terms of the 2017 Plan and the related award agreement, the award, to the extent not then vested or earned, will be forfeited. The Compensation and Stock Option Committee may designate whether a restricted stock award granted to a “covered employee” (generally the chief executive officer or one of the three next highest compensated named executive officers other than the chief financial officer) is intended to be “performance-based compensation” under Code Section 162(m). For more information regarding performance-based awards, see “Performance-Based Compensation; Code Section 162(m) Requirements.”

Restricted Stock Units. Subject to the terms of the 2017 Plan, the Compensation and Stock Option Committee may grant eligible individuals restricted stock units that are subject to a risk of forfeiture or other restrictions, as determined by the Compensation and Stock Option Committee, that will lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service, achievement of performance objectives or conditions, other objectives or conditions or any combination of such objectives or conditions. Restricted stock unit awards will be subject to such conditions as determined by the Compensation and Stock Option Committee and may be settled, in the Compensation and Stock Option Committee’s discretion, through cash payments, the delivery of shares of common stock, the granting of replacement awards or any combination of the foregoing. Unless an award agreement provides or the Compensation and Stock Option Committee determines otherwise, if a participant’s employment or service is terminated for any reason and all or any part of the restricted stock award has not vested or been earned, the award, to the extent not then vested or earned, will be forfeited. The Compensation and Stock Option Committee may designate whether a restricted stock unit award granted to a “covered employee” is intended to be “performance-based compensation” under Code Section 162(m). For more information regarding performance-based awards, see “Performance-Based Compensation; Code Section 162(m) Requirements” below.

Phantom Stock Awards. Subject to the terms of the 2017 Plan, the Compensation and Stock Option Committee may grant phantom stock awards to eligible individuals. An award of a phantom stock is an award of a number of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock.

Subject to the terms of the 2017 Plan, the Compensation and Stock Option Committee has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions that the Compensation and Stock Option Committee establishes, the participant will be entitled to a payment of an amount equal to the fair market value of one share of our common stock with respect to each such phantom stock unit that has vested and is payable. We may make payment, in the Compensation and Stock Option Committee’s discretion, in cash, shares of common stock or a combination of cash and stock. Unless an award agreement provides or the Compensation and Stock Option Committee determines otherwise, if a participant’s employment or service is terminated for any reason and all or any part of a phantom stock award has not vested and become payable, the participant will forfeit the award to the extent not then vested or earned.

Dividends and Dividend Equivalents. The Compensation and Stock Option Committee may, in its sole discretion, provide that awards other than options and SARs earn dividends or dividend equivalent rights; provided, however, that dividends and dividend equivalent rights (whether paid in cash or shares of common stock), if any, on unearned or unvested awards will not be paid (even if accrued) unless and until the underlying award (or portion thereof) has vested and/or been earned.

Awards Subject to Clawback

By acceptance of any award under the 2017 Plan, each participant will be deemed to have expressly acknowledged and agreed that all awards granted, as well as the equivalent cash value of any awards that have become vested, exercised, free of restriction or otherwise released to and/or monetized by or for the benefit of the participant, are and will be fully subject to the terms of any policy (whether then-existing or adopted in the future) regarding repayment, recoupment or clawback of compensation.

Change in Control

Under the terms of the 2017 Plan, the following provisions will apply in the event of a change in control (as defined in the 2017 Plan) (unless otherwise required under Code Section 409A):

•
To the extent that the successor or surviving company in the change in control event does not assume or substitute for an award (or in which the Company is the ultimate parent corporation and does not continue the award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Compensation and Stock Option Committee) as awards outstanding under the 2017 Plan immediately prior to the change in control event, (i) all outstanding options and SARs will become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (ii) any restrictions, including but not limited to the restriction period, performance period and/or other performance criteria applicable to any award other than options or SARs will be deemed to have been met, and such awards will become fully vested, earned and payable to the fullest extent of the original grant of the applicable award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target).

•
Further, in the event that an award is substituted, assumed or continued, the award will become vested (and, in the case of options and SARs, exercisable) in full and any restrictions, including but not limited to the restriction period, performance period and/or performance criteria applicable to any outstanding award other than options or SARs will be deemed to have been met and such awards will become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based awards, the earning of which is based on attaining a target level of performance, such awards will be deemed earned at target), if the employment or service of the participant is terminated within one year (or such other period after a change in control as may be stated in a participant’s employment, change in control, consulting or other similar agreement in effect on August 30, 2017, if applicable) after the effective date of a change in control if such termination of employment or service (i) is by the Company not for cause or (ii) is by the participant for good reason.

Notwithstanding the above, in the event that a participant is a party to an employment agreement with the Company that was entered into prior to the 2017 Plan’s effective date and a change in control occurs, the participant will be entitled to the greater of the benefits provided in the 2017 Plan or such employment agreement. The Board will have full and final authority, in its discretion, to determine whether a change in control has occurred, to determine that a change in control has not occurred notwithstanding the occurrence of one or more of the triggering events described in the 2017 Plan, the date of the occurrence of any change in control and any incidental matters relating to a change in control. Further, the Compensation and Stock Option Committee’s authority to adjust awards in connection with a change in control includes, but is not limited to, its authority to adjust awards as described above under “ Adjustment of Awards” above.

Transferability

Except as otherwise provided by the Compensation and Stock Option Committee (and with respect to ISOs, subject to limitations as imposed by the Code), awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by any participant other than by will or the laws of descent and distribution; provided that no participant will be permitted to transfer an award for value.

Amendment of 2017 Plan and Awards

In general, the Board may amend, alter, suspend, discontinue or terminate the 2017 Plan or any portion thereof at any time.  However, except for adjustments in connection with corporate transactions as described above under “ Adjustment of Awards” above, absent approval of the Company’s shareholders, the Board may not amend the 2017 Plan to:

•
increase the maximum number of shares issuable under the 2017 Plan, the maximum limitations specified in the 2017 Plan on specified types of awards or the maximum limitations specified in the 2017 Plan on the amount of certain types of awards that may be granted to any one participant during a calendar year;

•	decrease the minimum exercise price of options or base price of SARs below fair market value on the date of grant; or

•	alter the prohibition on repricing options.

In addition, the Board may require shareholder approval of any amendment, alteration, suspension, discontinuance or termination of the 2017 Plan if the Board deems such approval necessary or desirable to comply with applicable law or with which the Board deems it necessary or desirable to comply.

Subject to the repricing limitations in the 2017 Plan, the Compensation and Stock Option Committee generally has the right to modify, amend or cancel, or waive any conditions or rights under, any award, either prospectively or retroactively, if (i) such modification does not materially and adversely affect the rights a participant under an award; (ii) a participant consents to the modification; (iii) the Company is dissolved or liquidated; (iv) the 2017 Plan or the award agreement provides for such modification; or (v) the Company would otherwise have the right to make such modification under applicable law. Adjustments authorized under the 2017 Plan in the event of corporate transactions described above under “ Adjustment of Awards” are not subject to the foregoing limitations. The Compensation and Stock Option Committee has unilateral authority to amend the 2017 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. In addition, the Compensation and Stock Option Committee has unilateral authority to make adjustments to the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company or any related entity, or the financial statements of the Company or any related entity, or of changes in accounting principles, if the Compensation and Stock Option Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2017 Plan or necessary or appropriate to comply with applicable accounting principles.

Tax Withholding

The Company may withhold amounts from participants to satisfy withholding tax requirements.  The Compensation and Stock Option Committee, subject to such requirements as it may impose, may permit participants to satisfy tax withholding requirements by tendering a cash payment to the Company, surrendering shares which the participant already owns or having shares withheld from awards. The number of shares withheld or delivered, to the extent applicable, will have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Compensation and Stock Option Committee in a manner in accordance with applicable law and applicable accounting principles), the amount of such obligations being satisfied.

Executive Compensation - Equity Plan Compensation Information

See “Equity Plan Compensation Information,” “Compensation Discussion and Analysis - Long-Term Incentive Compensation - Company Stock Plans,” “Executive Compensation” and “Director Compensation” above for information as of March 31, 2017, regarding the Company’s four existing equity compensation plans (other than the 2017 Plan being proposed for shareholder approval).

Performance-Based Compensation; Code Section 162(m) Requirements

Code Section 162(m) generally precludes public corporations like the Company from deducting compensation in excess of $1,000,000 paid to any “covered employee” unless the compensation is exempt from the $1,000,000 limitation because it qualifies as “performance-based compensation.” To qualify as “performance-based compensation,” the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. All of the members of our Compensation and Stock Option Committee are intended to qualify as outside directors under Code Section 162(m) standards.

The 2017 Plan is designed to allow the Compensation and Stock Option Committee in its discretion to pay compensation to covered employees that is intended to be exempt from Code Section 162(m). However, the Company reserves the discretion to award compensation under the 2017 Plan that does not comply with the Code Section 162(m) exemption. In addition to other requirements for the “performance-based compensation” exception under Code Section 162(m) to apply, shareholders must be advised of, and must approve, the material terms (or change in material terms) of the performance measures under which compensation is to be paid. The material terms subject to shareholder approval include: (i) the employees eligible to receive compensation; (ii) a description of the business criteria on which the performance goal is based; and (iii) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The eligible participants and participant award limitations are described above under “Summary of the 2017 Plan Eligibility” and “ Shares Subject to the 2017 Plan.” Although the 2017 Plan is intended to comply with the Code Section 162(m) “performance-based compensation” exception to the extent practicable, the Company cannot guarantee the tax treatment under Code Section 162(m).

Restricted stock awards and restricted stock unit awards (and, if applicable other awards) that are granted to “covered employees” and designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more objective performance measures to the extent required by Code Section 162(m).  These performance measures may be based on any one or more of the following, as selected by the Compensation and Stock Option Committee:  economic profit or economic value added, operating profit or EBIT, net earnings, net income, pretax income, consolidated operating income, segment operating income, return on equity, return on assets, return on capital, earnings growth, cash flow, working capital, share appreciation or price, total shareholder return, total business return, EBITDA, earnings per share of common stock,  growth in loans receivable, expense control, charge-off control, office growth and market share.  Where applicable, performance measures may relate to the Company, one or more of its related entities or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing, as well as individual measures. The Compensation and Stock Option Committee reserves the discretion to grant awards that are not intended to comply with the “performance-based compensation” exemption under Code Section 162(m) and may apply other performance measures, which do not need to be objective, with respect to such awards. For awards intended to be “performance-based compensation,” the grant of the awards, the establishment of the performance measures, and any adjustments or modifications to the manner of calculating the performance measures, must be made during such periods as required under Code Section 162(m).

The Compensation and Stock Option Committee may adjust any evaluation of performance or other conditions of restricted stock awards and restricted stock unit awards (and, if applicable, other awards) due to extraordinary items, transactions, events, developments or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in applicable law, accounting principles or business conditions, in each case as determined by the Compensation and Stock Option Committee (provided that any adjustment or modification involving “covered employees” for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) will be subject to any applicable restrictions under Code Section 162(m)). For example, the Compensation and Stock Option Committee may exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (i) asset impairments and write-downs; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax law, accounting standards or principles or other such laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) any extraordinary, unusual or infrequently occurring items as described in then-current accounting principles or in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the applicable period; (vi) acquisitions and divestitures; (vii) a change in the Company’s fiscal year; and/or (viii) any other specific unusual or infrequent events or objectively determinable category thereof.

Certain Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the U.S. federal (and not foreign, state or local) income tax consequences to the Company and to participants relating to awards granted under the 2017 Plan.  Tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.  This summary does not address the tax consequences to any person or entity to whom an award, if permitted, is transferred or to a transferring participant.  Each participant and transferee of an award is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2017 Plan. Neither the Board, the Compensation and Stock Option Committee, the Company nor any related entity, employee or agent of any of the foregoing makes any representations with respect to the tax consequences of any award to a participant or any other person.

The Company is generally entitled to a tax deduction at the same time and in the same amount that a participant recognizes ordinary income to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting. Amounts considered ordinary income to a participant will be treated as compensation income and will generally be subject to income and employment tax withholding.

Options

A participant who is granted an option (either an ISO or NQO) will not recognize income at the time of grant, and the Company will not be entitled to a tax deduction by reason of such grant.

Upon exercise of a NQO, the excess of the share’s fair market value on the exercise date over the exercise price will be considered ordinary income to the participant.  In the event of a sale of shares purchased upon exercise of a NQO, any appreciation above or depreciation below the fair market value at the date of exercise will generally qualify as capital gain or loss and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Upon exercise of an ISO, the participant will not recognize taxable income (unless the participant is subject to the federal alternative minimum tax), and the Company generally is not entitled to a tax deduction by reason of such exercise.  However, if shares purchased pursuant to the exercise of an ISO are sold within two years from the date of grant or within one year after the transfer of such shares to the participant, then the participant must treat the gain realized upon such premature disposition as ordinary income to the extent of the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain. The Company generally will be entitled to a tax deduction at the same time and in the same amount to the extent the amount represents reasonable compensation and an ordinary and necessary expense, subject to tax reporting.  For disposition after the above time limits (so long as the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability)), the gain represented by the differences from the sales proceeds and the exercise price will be taxed as a capital gain or loss.  The excess of the fair market value of the stock on the date of exercise over the exercise price will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may increase their federal income tax liability as a result of the exercise of an ISO under the alternative minimum tax rules.

Pursuant to the Code and terms of the 2017 Plan, in no event can there first become exercisable by a participant in any one calendar year ISOs granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an ISO granted under the 2017 Plan exceeds this limitation, it will be treated as a NQO. In addition, no ISO may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Stock Appreciation Rights

For federal income tax purposes, the grant of a SAR should not result in taxable income to a participant or a tax deduction to the Company. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards

The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to the Company for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. Generally, a restricted stock award will be taxed at ordinary income rates on the value of the vested portion of such award and any cash amount awarded (less cash or other consideration paid (if any)) in the year in which the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable.  However, if the participant makes an effective election under Code Section 83(b), the participant may elect to include in his or her ordinary income an amount equal to the stock’s fair market value, less any amount paid for the shares, at the time the shares are awarded.

Restricted Stock Units, Phantom Stock Awards and Dividend Equivalents

The grant of a restricted stock unit, phantom stock award or dividend equivalent award generally should not result in taxable income to the participant. However, the participant will recognize ordinary income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award.

Code Section 409A

If Code Section 409A applies to the 2017 Plan or any award, and the 2017 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. The Company undertakes no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Code Section 162(m)

Subject to Code Section 162(m) and certain reporting requirements, the Company may be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. See “Performance-Based Compensation; Code Section 162(m) Requirements” above for additional information regarding Code Section 162(m) and performance-based compensation.

Effective Date; Duration

As noted above, the 2017 Plan will become effective on August 30, 2017, subject to shareholder approval. No awards may be granted after August 29, 2027.

New Plan Benefits

No awards will be granted under the 2017 Plan unless it is approved by our shareholders. The selection of individuals who will receive awards under the 2017 Plan, if shareholders approve the 2017 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants.

In fiscal year 2017, we granted awards under our 2008 and 2011 Plan to our named executive officers, non-employee directors and other eligible employees. Our equity compensation program, including information regarding these grants, is described above under “Compensation Discussion and Analysis - Long-Term Incentive Compensation - Company Stock Plans.”

The Board believes that approval of the 2017 Plan is in the best interests of the Company in order to continue the purposes of our equity compensation program and to serve as an important recruitment and retention tool. The Board believes that substantial equity-based ownership and other long-term incentives encourage management to take actions favorable to the long-term interests of the Company and its shareholders. Accordingly, equity-based and other long-term compensation makes up a significant portion of the overall compensation of our executive management team. The Board believes that the adoption of the 2017 Plan will allow us to continue the use of equity compensation as a component of a competitive, but measured, overall compensation program.

Required Vote and Recommendation

Approval of the 2017 Plan by our shareholders will require the affirmative vote of the majority of the votes cast on this Proposal 4. You may vote “for” or “against” or “abstain” from voting with respect to this proposal. Abstentions and “broker non-votes,” if any, are not counted as votes cast and will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE 2017 PLAN.

PROPOSAL 5 - AMEND BYLAWS TO SET A MINIMUM AND MAXIMUM NUMBER
OF DIRECTORS

Article III, Section 2 of the Bylaws currently provides that the number of directors on the Board shall be seven (7). This number may only be changed by an amendment to Article III, Section 2 of the Bylaws, adopted by the vote or written consent of the Company’s shareholders.
Title 33, Chapter 8 of the South Carolina Code of Laws provides that the articles of incorporation or bylaws of a company may establish a variable range for the size of the Board by fixing a minimum and maximum number of directors and that if such a range is established, the number of directors may be fixed or changed within the minimum and maximum by the Board or the shareholders. To take advantage of this flexibility, our Board has approved, and recommends that our shareholders approve, an amendment to the first sentence of Article III, Section 2 to set a minimum and maximum number of directors of five (5) and fifteen (15) directors, respectively, with the number of directors to be established from time to time by a majority vote of the Board. Additionally, our Board has approved, and recommends that our shareholders approve, a corresponding amendment to Article VIII, Section 5.
The proposed amendments to the Company’s Bylaws to implement this proposal is set forth below, showing the changes to Article III, Section 2 and Article VIII, Section 5 resulting from the proposed amendment with deletions indicated by strike-outs and additions indicated by both italicizing and underlining:
“Article III, Section 2. Number, Term and Qualifications. The number of directors constituting the Board of Directors shall be ~~seven (7)~~ not less than five (5) nor more than fifteen (15). The number of directors shall be fixed from time to time by a resolution of the majority of the board of directors or by a resolution of the shareholders at any meeting; but in the absences of such resolution, the number of directors elected at the meeting shall constitute the number of directors of the corporation until the next annual meeting of the shareholders, unless the number is changed prior to such meeting in the manner set forth above. Each director shall hold office from the time of his or her election and qualification until the annual meeting of shareholders next succeeding his or her election and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Directors need not be residents of the state of South Carolina or shareholders of the corporation.
Article VIII, Section 5. Amendments. Except as otherwise provided herein or by applicable law, these bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the directors then holding office at any regular or special meeting of the Board of Directors.
The Board of Directors shall have no power to adopt a bylaw: (1) requiring more than a majority of the voting shares for a quorum at a meeting of shareholders or more than a majority of the votes cast to constitute action by the shareholders, except as in accordance with the corporation’s articles of incorporation or as required by law; (2) providing for the management of the corporation otherwise than by the Board of Directors or its committees; (3) increasing or decreasing the number of directors beyond the ~~number fixed~~ range set forth in Article III, Section 2 hereof; or (4) classifying and staggering the election of directors.
No bylaw adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.”
This amendment will provide the Board with flexibility and discretion to meet future needs, including the addition of independent directors to the Board, without the risk of having unfilled vacancies. If the shareholders vote to approve this Proposal, the Company shall adopt a Sixth Amended and Restated Bylaws (the “New Bylaws”), effective as of the passage of this Proposal 5. The foregoing summary of the amendment is qualified in its entirety by reference to the full text of Article III, Section 2 and Article VIII, Section 5 of the New Bylaws, a copy of which is attached hereto as Appendix B. Shareholders are urged to read carefully the full text of Article III, Section 2 and Article VIII, Section 5 of the New Bylaws.
Required Vote and Recommendation
Approval of the amendment to our Bylaws to set a minimum and maximum number of directors requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. You may vote “for” or “against” or “abstain” from voting with respect to this proposal. Abstentions and “broker non-votes,” if any, are not counted as votes cast and will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY’S BYLAWS TO SET A MINIMUM AND MAXIMUM NUMBER OF DIRECTORS.

PROPOSAL 6 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit and Compliance Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. The Audit and Compliance Committee engages in an annual evaluation of the independent public accounting firm’s qualifications and also considers the advisability and potential impact of selecting a different independent registered public accounting firm.
After assessing the performance and independence of the Company’s independent registered public accounting firm for fiscal years 2016 and 2017, RSM US LLP, the Audit and Compliance Committee believes that retaining RSM US LLP is in the best interests of our Company and has therefore appointed RSM US LLP as our independent registered public accounting firm to audit the consolidated financial statements and the effectiveness of internal control over financial reporting of the Company and its subsidiaries for the 2018 fiscal year.
Although it is not required to do so, our Board is asking shareholders to ratify RSM US LLP’s appointment as a matter of good corporate governance. If our shareholders do not ratify the appointment, the Audit and Compliance Committee will consider changing our independent registered public accounting firm for the 2018 fiscal year, but it is not required to do so. Whether or not shareholders ratify RSM US LLP’s appointment, the Audit and Compliance Committee may appoint a different independent registered public accounting firm at any time if it determines that such a change is appropriate.
RSM US LLP has advised our Audit and Compliance Committee that the firm did not have any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries during the Company’s most recent fiscal year. We expect representatives of RSM US LLP to be present at the Annual Meeting with the opportunity to make a statement if they so desire, and we expect them to be available to respond to appropriate questions.
Audit Fees

The table below and the accompanying footnotes set forth the fees paid by the Company to RSM US LLP, for our last two fiscal years:

Description	Fiscal 2017	Fiscal 2016
Audit fees (1)	$789,000	$584,175
Audit-related fees (2)	26,000	20,000
Tax fees	—	—
All other fees	—	—
Total fees for all services	$815,000	$604,175

(1)
Audit Fees consisted of fees paid for assurance and related services related to the performance of the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services normally provided in connection with our statutory and regulatory filings.

(2)	Audit-related Fees consisted of fees paid for services related to the performance of the audit of our employee benefit plan.

Audit Committee Pre-Approval Policies and Procedures

Our Audit and Compliance Committee pre-approves all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm.  Our Audit and Compliance Committee annually pre-approves a list of services that the independent registered public accounting firm may provide, which consists of audit services, audit-related services, tax services and all other services. If the Company requests, or the independent registered public accounting firm suggests, additional services during the year, these services may be undertaken only after review and approval by the Audit and Compliance Committee Chairman, who then reports on such services to the full Audit and Compliance Committee at its next regularly scheduled meeting after approval by the Chairman. No audit or non-audit services were approved pursuant to the de minimis exception to the audit committee pre-approval requirements specified in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Required Vote and Recommendation

Approval of the proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year requires the affirmative vote of a majority of the shares of common stock voted on the proposal. Abstentions, if any, are not counted as votes cast and will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFYING THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2018 FISCAL YEAR.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Audit and Compliance Committee is composed of three directors, Charles D. Way (Chairman), Ken R. Bramlett, Jr. and Darrell E. Whitaker, each of whom is independent within the meaning of both applicable NASDAQ rules and the standards of independence for Audit and Compliance Committee members under the Exchange Act. The Board has also determined that each current committee member is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.  The Audit and Compliance Committee operates under a written charter approved by the Board.
The Company’s management is responsible for the Company’s financial reporting process, including the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles, and for the Company’s system of internal controls, including establishing and maintaining adequate internal control over financial reporting.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of those financial statements and the effectiveness of the Company’s internal control over financial reporting. The responsibility of the Audit and Compliance Committee is to assist the Board in fulfilling its oversight responsibilities by monitoring these processes. The Audit and Compliance Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.  The Audit and Compliance Committee’s oversight of these processes and considerations and discussions with management and with the Company’s independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the Company has maintained effective internal control over financial reporting.
The Audit and Compliance Committee met with our management and our independent registered public accounting firm, RSM US LLP, to review and discuss the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2017.  The Audit and Compliance Committee also discussed with RSM US LLP the matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit and Compliance Committee received the written disclosures and the letter from RSM US LLP required by applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit and Compliance Committee concerning independence, and the committee discussed with RSM US LLP that firm’s independence.  In particular, the Audit and Compliance Committee considered whether the provision of non-audit services described above is compatible with maintaining the independence of the accountants.
Based upon the Audit and Compliance Committee’s review and discussions described above, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements for the fiscal year ended March 31, 2017 in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, for filing with the Securities and Exchange Commission.
Audit and Compliance Committee
Charles D. Way, Chairman
Ken R. Bramlett, Jr.
Darrell E. Whitaker

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS

Under certain conditions, shareholders may request that we include a proposal or director nomination at a forthcoming meeting of our shareholders in the proxy materials of the Company for such meeting. Under SEC Rule 14a-8, any shareholder desiring to present a proposal to take action at the 2018 annual meeting of shareholders and include such proposal in our proxy materials must ensure that we receive the proposal by April 2, 2018.

In order for a shareholder proposal, including a nomination for election to the Board of Directors, to be submitted at the 2018 annual meeting of shareholders (but not included in our proxy statement) the proposal must be received by the Company’s Corporate Secretary at least 90 but not more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Consequently, any shareholder proposal to be submitted at the 2018 annual meeting of shareholders (but not included in our proxy statement) will not be considered timely unless the notice required by our Bylaws is delivered to the Corporate Secretary not earlier than the close of business on May 2, 2018 and not later than the close of business on June 1, 2018.

The shareholder notice, with respect to all shareholder proposals, must comply in all respects with the information required by Article II, Section 2 of the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to: World Acceptance Corporation, P.O. Box 6429, Greenville, South Carolina 29606, Attention: Corporate Secretary.

It is presently anticipated that the Company’s 2018 annual meeting of shareholders will be held in August 2018. However, if the date of the 2018 annual meeting of shareholders is advanced by more than 30 days or delayed by more than 60 days from the one-year anniversary of the date of the Annual Meeting, the Company will, in a timely manner, provide public notice of the new date of the 2018 annual meeting of shareholders and the new dates by which shareholder proposals submitted pursuant to and outside of SEC Rule 14a-8 must be received by the Company.

OTHER MATTERS
The Board and the Company’s officers are not aware of any other matters that may be presented for action at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that shares of common stock represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

Appendix A

WORLD ACCEPTANCE CORPORATION
2017 STOCK INCENTIVE PLAN

SECTION 1
GENERAL

1.1Purpose. This World Acceptance Corporation 2017 Stock Incentive Plan (this Plan, as it may be amended and/or restated, the “Plan”) has been established by World Acceptance Corporation (the “Company”) to (i) attract and retain the services of persons eligible to participate in this Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other shareholders through compensation that is based on the Company’s common stock; and thereby promote the long-term financial interest of the Company and Related Entities, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.
1.2Participation. Subject to the terms and conditions hereof, the Committee (as defined below) shall determine and designate, from time to time, from among the Eligible Individuals, those individuals who shall be granted one or more Awards under the Plan, and thereby become “Participants” herein.
1.3Operation, Administration, and Definitions. The operation and administration of this Plan, including the Awards made hereunder, shall be subject to the provisions of Section 8. Capitalized terms shall be defined as set forth herein (including the definition provisions of Section 13).

SECTION 2
EMPLOYEE OPTIONS

2.1Grant of Options. The Committee may, in its discretion, from time to time grant to Eligible Individuals options to purchase Stock (each, an “Option”), subject to the terms and conditions of this Plan, at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an ISO or an NQO, as determined in the discretion of the Committee. An “ISO” is an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b). An “NQO” is an Option that is not intended to be an “incentive stock option” as that term is described in Code Section 422(b). In the case of ISOs, the terms and conditions of such grants shall, in addition to the terms and conditions of the Plan, be subject to and comply with such rules as may be prescribed by Code Section 422, as may be amended from time to time. To the extent that an Option is designated as an ISO but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as an NQO. An Option may be granted with or without a Related SAR.
2.2Exercise Price. The “Exercise Price” of each Option granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted and stated in an Award Agreement evidencing the grant of the Option, except that the Exercise Price shall not be less than (i) in the case of Options intended to be ISOs granted to any Eligible Individual who at the time of such grant owns Stock representing more than ten percent (10%) of the total combined voting power of the Company or any Related Entity, 110% of the Fair Market Value of a share of Stock on the date of grant and (ii) in the case of all Eligible Individuals other than those described in Section 2.2(i) above, 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to 100% of the Fair Market Value of the Stock on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).
2.3Exercise. An Option granted under this Section 2 shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and stated in an Award Agreement; provided that no Option of the type granted to an Eligible Individual described in Section 2.2(i) above may be exercisable for a term greater than five years, and no other such Option may be exercisable for a term greater than ten years.

2.4Exercise of Options. An Option may be exercised by giving written notice to the Company in a form acceptable to the Committee at such place and subject to such conditions as may be established by the Committee or its designee. Such notice shall specify the number of shares to be purchased pursuant to the Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price (as further described in Section 2.5 below). The Committee shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment with or service to the Company. Such rights, if any, shall be subject to the sole discretion of the Committee, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 2 and may reflect distinctions based on the reasons for termination of employment or service.
2.5Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:
a.Subject to the following provisions of this Section 2.5 or as otherwise determined by the Committee pursuant to the Plan, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 2.5(b)(iii), payment may be made as soon as practicable after the exercise).
b.Unless an Award Agreement provides otherwise, the Exercise Price shall be payable (i) in cash or cash equivalent or, except where prohibited by the Committee or applicable law (and subject to such terms and conditions as may be established by the Committee), payment may also be made: (ii) by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iv) by shares of Stock withheld upon exercise; (v) by such other payment methods as may be approved by the Committee and which are acceptable under applicable law; or (vi) in any combination of the foregoing payment methods, as determined by the Committee. Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the day of exercise, as determined by the Committee or its designee.
2.6Settlement of Award. Settlement of Options is subject to Section 8.9.
2.7Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, rights offering, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, liquidation, combination, exchange or reclassification of shares) or unless approved by the Company’s shareholders, the Company may not (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price or Base Price of such outstanding Options or SARs; (ii) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price or Base Price that is less than the Exercise Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (iii) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.
2.8Notice of Disposition. If shares of Stock acquired upon exercise of an ISO are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.
2.9Limitation on ISOs. In no event shall there first become exercisable by an Eligible Individual in any one calendar year ISOs granted by the Company or any Related Entity with respect to shares having an aggregate Fair Market Value (determined at the time an ISO is granted) greater than $100,000; provided, that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year shall be ISOs and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year shall be considered NQOs. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to ISOs, then such different limit shall be automatically incorporated herein.

SECTION 3
DIRECTOR OPTIONS

3.1Grant of Options. The Committee may, in its discretion, from time to time grant to Eligible Individuals who are members of the Board but not employees of the Company or any Related Entity, Options, subject to the terms and conditions of this Plan, at an Exercise Price established by the Committee. Each Option granted under this Section 3 shall be an NQO.
3.2Exercise Price. The “Exercise Price” of each Option granted under this Section 3 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted and stated in an Award Agreement evidencing the grant of the Option, except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock). Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Exercise Price not equal to 100% of the Fair Market Value of the Stock on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A.
3.3Exercise. An Option granted under this Section 3 shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee and stated in an Award Agreement; provided that no such Option may be exercisable for a term greater than ten years.
3.4Exercise of Options. An Option may be exercised by giving written notice to the Company in a form acceptable to the Committee at such place and subject to such conditions as may be established by the Committee or its designee. Such notice shall specify the number of shares to be purchased pursuant to the Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price (as further described in Section 3.5 below). The Committee shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s service with the Company. Such rights, if any, shall be subject to the sole discretion of the Committee, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 3 and may reflect distinctions based on the reasons for termination of service.
3.5Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 3 shall be subject to the following:
a.Subject to the following provisions of this Section 3.5 or as otherwise determined by the Committee pursuant to the Plan, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Section 3.5(b)(iii), payment may be made as soon as practicable after the exercise).
b.Unless an Award Agreement provides otherwise, the Exercise Price shall be payable (i) in cash or cash equivalent or, except where prohibited by the Committee or applicable law (and subject to such terms and conditions as may be established by the Committee), payment may also be made: (ii) by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee; (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iv) by shares of Stock withheld upon exercise; (v) by such other payment methods as may be approved by the Committee and which are acceptable under applicable law; or (vi) in any combination of the foregoing payment methods, as determined by the Committee. Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the day of exercise, as determined by the Committee or its designee.
3.6Settlement of Award. Settlement of Options is subject to Section 8.9.
3.7Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, rights offering, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, liquidation, combination, exchange or reclassification of shares) or unless approved by the Company’s shareholders, the Company may not (i) amend the terms of outstanding Options or SARs to reduce the Exercise Price or Base Price of such outstanding Options or SARs; (ii) exchange outstanding Options or SARs for cash, for Options or SARs with an Exercise Price or Base Price that is less than the Exercise Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Exercise Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (iii) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

SECTION 4
STOCK APPRECIATION RIGHTS

4.1Award of SARs. Subject to the terms and conditions of this Plan, the Committee may, in its discretion, from time to time grant stock appreciation rights (“SARs”) to Eligible Individuals. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an Eligible Individual (a “Freestanding SAR”). The base price per share of a SAR (the “Base Price”) shall be no less than 100% of the Fair Market Value per share of the Stock on the date the SAR is granted. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the Stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). A SAR shall be considered to be granted on the date that the Committee acts to grant the SAR, or on such other date as may be established by the Committee in accordance with applicable law.
4.2Related SARs. A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a NQO) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Exercise Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Committee may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an ISO may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Exercise Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.
4.3Freestanding SARs. A SAR may be granted without relationship to an Option (as defined above a “Freestanding SAR”) and, in such case, shall be exercisable upon such terms and subject to such conditions as may be determined by the Committee, subject to the terms of this Plan.
4.4Exercise of SARs.
a.Subject to the terms of this Plan, SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Committee. The period during which a SAR may be exercisable shall not exceed ten years from the date of grant or, in the case of Related SARs, such shorter option period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Committee shall terminate.
b.SARs may be exercised by giving written notice to the Company in form acceptable to the Committee at such place and subject to such terms and conditions as may be established by the Committee or its designee. Unless the Committee determines otherwise, the date of exercise of a SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR. Settlement of SARs is subject to Section 8.9.
c.The Committee shall determine the extent, if any, to which a Participant may have the right to exercise a SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Committee, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 4, and may reflect distinctions based on the reasons for termination of employment or service.
4.5Payment Upon Exercise. Subject to the limitations of this Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of a SAR shall be paid in cash, shares of Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Stock, as determined by the Committee.
4.6Repricing. The restrictions on repricing SARs found in Sections 2.7 and 3.7 shall control to the extent provided therein.

SECTION 5

RESTRICTED STOCK AWARDS

5.1Award of Restricted Stock. Subject to the terms and conditions of this Plan, the Committee may, in its discretion, from time to time grant to Eligible Individuals shares of Stock that are subject to a risk of forfeiture or other restrictions, as determined by the Committee, that shall lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service by the Participant, achievement of performance objectives or conditions, other objectives or conditions, or any combination of such objectives or conditions (such shares of Stock, “Restricted Stock”). Settlement of Restricted Stock Awards is subject to Section 8.9.
5.2Restrictions on Awards. Each Award of Restricted Stock shall be subject to the following:
a.Any such Restricted Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.
b.The Committee may designate whether any such Restricted Stock Award being granted to any Participant who is a Covered Employee is intended to be “performance-based compensation” as that term is used in Code Section 162(m). All such Restricted Stock Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m). The performance measures that may be used by the Committee for such Awards (or other Awards intended to be “performance-based compensation” under Code Section 162(m)) shall be based on any one or more of the following, as selected by the Committee: economic profit or economic value added, operating profit or EBIT, net earnings, net income, pretax income, consolidated operating income, segment operating income, return on equity, return on assets, return on capital, earnings growth, cash flow, working capital, share appreciation or price, total shareholder return, total business return, EBITDA, earnings per share of the Stock of the Company, growth in loans receivable, expense control, charge-off control, office growth and market share. Where applicable, performance measures may relate to the Company, one or more of its Subsidiaries or other Related Entities or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing, as well as individual measures. The targeted level or levels of performance with respect to such business criteria also may be established at such levels and on such terms as the Committee may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis and/or any combination thereof. For Awards under this Section 5 intended to be “performance-based compensation,” the grant of the Awards, the establishment of the performance measures, and any adjustments or modifications to the manner of calculating the performance measures shall be made during such periods as required under Code Section 162(m). The Committee may apply other performance measures, which need not be objective, with respect to Restricted Stock Awards that are not intended to comply with the qualified performance-based compensation exception found in Code Section 162(m). The Committee may appropriately adjust any evaluation of performance or other conditions of Restricted Stock Awards due to extraordinary items, transactions, events, developments or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in applicable law, accounting principles or business conditions, in each case as determined by the Committee (provided that any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be subject to any applicable restrictions under Code Section 162(m)). By way of example but not limitation, the Committee may exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (i) asset impairments and write-downs; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax law, accounting standards or principles or other such laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) any extraordinary, unusual or infrequently occurring items as described in then-current accounting principles or in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K for the applicable period; (vi) acquisitions and divestitures; (vii) a change in the Company’s fiscal year; and/or (viii) any other specific unusual or infrequent events or objectively determinable category thereof.
5.3Termination of Employment or Service. Unless otherwise provided in an award agreement or the Committee determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of the Restricted Stock has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

5.4Share Certificates; Escrow. Unless the Committee determines otherwise, a certificate or certificate representing the shares of Stock subject to the Restricted Stock shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with applicable law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Committee may require that (a) the Participant deliver the certificate(s) (or other instruments) for such shares to the Committee or its designee to be held in escrow until the Restricted Stock vests and is no longer subject to a substantial risk of forfeiture (in which case the shares shall promptly be released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (b) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock which are subject to forfeiture.

SECTION 6
RESTRICTED STOCK UNIT AWARDS

6.1Award of Restricted Stock Units. Subject to the terms and conditions of this Plan, the Committee may, in its discretion, from time to time grant to Eligible Individuals restricted stock units (“Restricted Stock Units”) that are subject to a risk of forfeiture or other restrictions, as determined by the Committee, that shall lapse (in whole or in part) upon the achievement of one or more conditions relating to completion of service by the Participant, achievement of performance objectives or conditions, other objectives or conditions, or any combination of such objectives or conditions. Settlement of Restricted Stock Unit Awards is subject to Section 8.9.
6.2Restrictions on Awards. Each Award of Restricted Stock Units shall be subject to the following:
a.Any such Restricted Stock Unit Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.
b.The Committee may designate whether any such Restricted Stock Unit Award being granted to any Participant who is a Covered Employee is intended to be “performance-based compensation” as that term is used in Code Section 162(m). All such Restricted Stock Unit Awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m). The performance measures that may be used by the Committee for such Awards (or other Awards intended to be “performance-based compensation” under Code Section 162(m)) shall be based on any one or more of the following, as selected by the Committee: economic profit or economic value added, operating profit or EBIT, net earnings, net income, pretax income, consolidated operating income, segment operating income, return on equity, return on assets, return on capital, earnings growth, cash flow, working capital, share appreciation or price, total shareholder return, total business return, EBITDA, earnings per share of the Stock of the Company, growth in loans receivable, expense control, charge-off control, office growth and market share. Where applicable, performance measures may relate to the Company, one or more of its Subsidiaries or other Related Entities or one or more of its divisions, departments, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing, as well as individual measures. The targeted level or levels of performance with respect to such business criteria also may be established at such levels and on such terms as the Committee may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis and/or any combination thereof. For Awards under this Section 6 intended to be “performance-based compensation,” the grant of the Awards, the establishment of the performance measures, and any adjustments or modifications to the manner of calculating the performance measures shall be made during such periods as required under Code Section 162(m). The Committee may apply other performance measures, which need not be objective, with respect to Restricted Stock Unit Awards that are not intended to comply with the qualified performance-based compensation exception found in Code Section 162(m). The Committee may appropriately adjust any evaluation of performance or other conditions of Restricted Stock Unit Awards due to extraordinary items, transactions, events, developments or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in applicable law, accounting principles or business conditions, in each case as determined by the Committee (provided that any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be subject to any applicable restrictions under Code Section 162(m)). By way of example but not limitation, the Committee may exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (i) asset impairments and write-downs; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax law, accounting standards or principles or other such laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) any extraordinary, unusual or infrequently occurring items as described in then-current accounting principles or in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s annual report on Form 10-K for the applicable period; (vi) acquisitions and divestitures; (vii) a change in the Company’s fiscal year; and/or (viii) any other specific unusual or infrequent events or objectively determinable category thereof.
6.3Termination of Employment or Service. Unless otherwise provided in an award agreement or the Committee determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of the Restricted Stock Units have not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
6.4Share Certificates; Escrow. Unless the Committee determines otherwise, a certificate or certificate representing shares of Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with applicable law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

SECTION 7
PHANTOM STOCK AWARDS

7.1Award of Phantom Stock. Subject to the terms of this Plan, the Committee may, in its discretion, from time to time grant phantom stock awards (the “Phantom Stock Awards”) to such Eligible Individuals as determined by the Committee. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Stock, with a value based on the Fair Market Value of a share of Stock.
7.2Vesting of Phantom Stock Awards. Subject to the terms of this Plan (and taking into account any considerations found in Code Section 409A), the Committee shall have the sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.
7.3Termination of Employment or Service; Forfeiture. Unless otherwise provided in an award agreement or the Committee determines otherwise (taking into account any considerations found in Code Section 409A), if the employment or service a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of this Plan and the related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.
7.4Payment of Phantom Stock Awards. Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Committee, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Stock with respect to each such Phantom Stock unit that has vested and is payable. Payment may be made, in the discretion of the Committee, in cash or in shares of Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Committee), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Committee (taking into account any considerations found in Code Section 409A). Settlement of Phantom Stock Awards is subject to Section 8.9.

SECTION 8
OPERATION AND ADMINISTRATION; PLAN SHARES AND LIMITATIONS

8.1Effective Date. Subject to the approval of the shareholders of the Company at the Company’s 2017 annual meeting of its shareholders, this Plan shall be effective as of August 30, 2017 (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after August 29, 2027.
8.3Shares Subject to Plan. The shares of Stock for which Awards may be granted under this Plan shall be subject to the following:
a.The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, including, to the extent permitted by applicable law, shares subsequently reacquired by the Company, whether purchased in the open market or in private transactions, or treasury shares.

b.Subject to the following provisions of this Section 8.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be the aggregate of (i) 850,000 shares plus (ii) any shares subject to an award granted under the World Acceptance Corporation 2011 Stock Option Plan (the “2011 Plan”) or the World Acceptance Corporation 2008 Stock Option Plan (the “2008 Plan” and together with the 2011 Plan, the “Prior Plans”), which award is at any time forfeited, canceled, terminated, expires or lapses for any reason without the issuance of shares or pursuant to which such shares are forfeited to or reacquired by the Company.
c.To the extent provided by the Committee, any Award may be settled in cash rather than Stock. Only shares of Stock, if any, actually delivered to the Participant or beneficiary with respect to an Award shall be treated as delivered for purposes of the determination under paragraph (b) above, regardless of whether the Award is denominated in Stock or cash, and, for clarity, Awards settled in cash shall not be counted against the share limitations stated herein. In addition, without limiting the effect of the foregoing, for purposes of the foregoing:
i.To the extent any Award is forfeited or otherwise expires, terminates, is canceled or becomes unexercisable without delivery of shares of Stock, such shares shall not be deemed to have been delivered for purposes of the determination under paragraph (b) above.
ii.Dividends paid in shares and/or dividends paid in cash in connection with outstanding Awards shall not be counted against the share limitations stated in paragraph (b) above.
d.The following shares of Stock may not again be made available for issuance as Awards under the Plan: (i) shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for Awards, (ii) shares not issued or delivered as a result of the net settlement of an outstanding Award, (iii) shares withheld or delivered to pay the exercise price related to an outstanding Award and (iv) shares repurchased on the open market with the proceeds of the purchase price for an Award.
e.Further, (i) shares of Stock issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, and (ii) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares of Stock available under the Plan, subject, in the case of both (i) and (ii) herein, to applicable stock exchange listing requirements.
f.Subject to Section 8.2(g), the following additional limitations are imposed under the Plan.
i.The maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be 850,000 shares.
ii.The maximum number of shares of Stock that may be issued pursuant to Options and SARs that are not related to an Option granted to any one individual shall not exceed the greater of (A) 75,000 shares for grants made during any one calendar year period or (B) 225,000 shares for grants made during any three calendar year period (or, in each case, the equivalent value thereof based on the Fair Market Value per share of the Stock on the date of grant of an Award).
iii.The maximum number of shares of Stock that may be issued pursuant to Awards other than Options or SARs that are settled in shares of Stock granted to any one individual shall not exceed the greater of (A) 75,000 shares for grants made during any one calendar year period or (B) 225,000 shares for grants made during any three calendar year period (or, in each case, the equivalent value thereof based on the Fair Market Value per share of the Stock on the date of grant of an Award).
iv.The maximum amount of Awards that are settled in cash that may be granted to any one individual during any one calendar year period shall be $1,000,000 (based on the grant date value).
v.The maximum number of shares of Stock that may be issued under the Plan in conjunction with Awards other than Options and SARs (that is, Restricted Stock Awards, Restricted Stock Units or stock-settled Phantom Stock Awards) shall be 500,000 shares.
vi.Notwithstanding any other provision of Section 8.2(f), no non-employee director shall be granted Awards for more than the greater of (A) $250,000 in Fair Market Value of shares of Stock for grants made during any one calendar year period or (B) $750,000 in Fair Market Value of shares of Stock for grants made during any three calendar year period (or, in each case, the equivalent value thereof based on the Fair Market Value per share of Stock on the date of grant of such an Award); provided, however, that any director cash retainer fees or other fees that are settled in shares of Stock shall not be subject to this limitation.
(For purposes of Section 8.2(f) , an Option and Related SAR shall be treated as a single Award.)

g.In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, rights offering, reorganization, merger, consolidation, split-up, spin-off, sale of assets or subsidiaries, liquidation, combination, exchange or reclassification of shares), the Committee shall adjust Awards and the various limitations on Stock and Awards specified in Sections 8.2(b) and 8.2(f) to prevent undue dilution or enlargement of Awards. In such an event, actions by the Committee pursuant to this Section 8.2(g) may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and/or the Base Price of outstanding SARs; and (iv) any other adjustments (subject to Sections 2.7, 3.7 and 4.6 herein) that the Committee determines to be equitable (which may include, without limitation, (x) replacement of Awards with other Awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (y) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that with respect to an Option or SAR the amount of such payment may be the excess (if any) of value of the Stock subject to the Option or SAR at the time of the transaction over the Exercise Price or Base Price, as applicable.
8.3General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:
a.Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity.
b.To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange, automated inter-dealer quotation system or similar entity.
8.4Minimum Vesting. Notwithstanding any other provision of the Plan, awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year; provided, however, that (a) the Committee may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant’s death, Disability or Retirement or (to the extent provided in Section 9 herein) upon the occurrence of a Change in Control of the Company; (b) the Committee may provide for the grant of an Award to any Participant without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of shares of Stock authorized for issuance under the Plan pursuant to Section 8.2(b) herein, upon such terms and conditions as the Committee may determine; and (c) the Committee also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions.
8.5Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion and subject to such requirements as the Committee may impose, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan. The number of shares withheld or delivered, to the extent applicable, shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with applicable law and applicable accounting principles), the amount of such obligations being satisfied. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and neither the Company or any Related Entity shall be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.
8.6Grant and Use of Awards. In the discretion of the Committee, an Eligible Individual may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to an Eligible Individual. Subject to the limitations in Sections 2.7, 3.7 and 4.6, Awards may be granted as alternatives to or replacement of Awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or Related Entity (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Entity).

8.7Dividends and Dividend Equivalents. The Committee, may, in its discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents (whether paid in cash or shares of Stock), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.
8.8Fractional Shares. Except as otherwise provided in an Award Agreement or determined by the Committee, (a) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (b) no fractional shares shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.
8.9Settlement of Awards. Subject to the terms of the Plan, the obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of other Awards, or any combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine.
8.10Transferability. Except as otherwise provided by the Committee, and, with respect to any ISO Awards, subject to such limitations on the transferability of ISOs as imposed by the Code, Awards granted under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the Participant other than by will or the laws of descent and distribution; provided, however, that under no circumstances shall a transfer for value of any Award be permitted. The designation of a beneficiary for an Award shall not constitute the transfer of an Award. All rights with respect to an Award shall be available during the Participant’s lifetime only to the Participant or the Participant’s guardian or legal representative. The Committee may, in its discretion, require a Participant’s guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to act on behalf of the Participant. No transfer of an Award by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer.
8.11Form and Time of Elections. Unless otherwise specified herein or permitted by the Committee, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.
8.12Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written (including electronic) document as is determined by the Committee. Such terms shall specify, among other things, the extent of Participant’s rights with respect to the Award following the Participant’s separation from service with the Company and/or a Related Entity. An Award Agreement’s terms shall be determined by the Committee in its sole discretion. Such terms need not be uniform among all Awards, and may reflect, among other things, distinctions based on the reasons for separation from service. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Participant signature is required.
8.13Action by Company or Related Entity. Any action required or permitted to be taken by the Company or any Related Entity shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange or otherwise determined by the Committee) by a duly authorized officer of such company.
8.14Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

8.15Limitation of Implied Rights.
a.The Plan shall be unfunded and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Further, neither a Participant nor any other person shall, by reason of participation in this Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Entity whatsoever, including, without limitation, any specific funds, assets or other property which the Company or any Related Entity, in its sole discretion, may set aside in anticipation of a liability hereunder. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under this Plan, unsecured by any assets of the Company or any Related Entity, and nothing contained herein shall constitute a guarantee that the assets of the Company or any Related Entity shall be sufficient to pay any benefits to any person.
b.This Plan does not constitute a contract of employment or service, and selection as a Participant shall not give any participating employee or other individual the right to be retained in the employ of the Company or any Related Entity or the right to continue to provide services to the Company or any Related Entity, nor any right or claim to any benefit hereunder, unless such right or claim has specifically accrued under the terms of this Plan. Except as otherwise provided herein, no Award under this Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.
8.16Effect of Certain Changes in Status. Notwithstanding the other terms of the Plan or an Award Agreement, the Committee has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an employee or director of the Company or any Related Entity changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.
8.17Awards Subject to Clawback and Other Policies. By acceptance of any Award hereunder, (a) each Participant shall be deemed to have expressly acknowledged and agreed that any and all Awards, as well as the equivalent cash value thereof with respect to any and all such Awards that have become vested, exercised, free of restriction or otherwise released to and/or monetized by or for the benefit of the Participant or any transferee or assignee thereof (collectively, the “Award-Equivalent Value”), are and shall be fully subject to the terms of any policy regarding repayment, recoupment or clawback of compensation now or hereafter adopted by the Company in response to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, rulemaking of the Securities and Exchange Commission or otherwise; and (b) each Participant shall be deemed to have expressly acknowledged and agreed that any such policy shall apply to any and all Awards and Award-Equivalent Value in accordance with its terms, whether retroactively or prospectively, and to have agreed to cooperate fully with the Company to facilitate the recovery of any Award and/or Award-Equivalent Value that the Committee determines in its sole discretion is required to be recovered pursuant to the terms of such policy. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Stock, cash or any other benefit under the Plan, the Committee may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines and/or other policies adopted by the Company or a Related Entity, each as in effect from time to time and to the extent applicable to the Participant.
8.18Right of Offset. Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or a Related Entity that is or becomes due and payable.
8.19Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the Committee or other designated person(s) acting on its behalf considers pertinent and reliable, and signed, made or presented by the proper party or parties.
8.20Code Section 162(m) Performance-Based Compensation. To the extent to which Code Section 162(m) is applicable, the Company intends that compensation payable under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Committee. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Committee, in its discretion, determines otherwise. The Company expressly reserves discretion to grant Awards that are not intended to comply with the performance-based compensation exemption under Code Section 162(m). To the extent that Code Section 162(m) is applicable, the Committee shall, within the time periods and in the manner prescribed by Code Section 162(m), select eligible Participants and define in an objective fashion the manner of calculating the performance measures it selects to use for Covered Employees during any specific performance period.

SECTION 9
CHANGE IN CONTROL

Notwithstanding any other provision in the Plan to the contrary (and unless otherwise required pursuant to Code Section 409A), the following provisions shall apply in the event of a Change in Control:
9.1To the extent that the successor or surviving company in the Change in Control event does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award) on substantially similar terms or with substantially equivalent economic benefits (as determined by the Committee) as Awards outstanding under the Plan immediately prior to the Change in Control event, (a) all outstanding Options and SARs shall become fully vested and exercisable, whether or not then otherwise vested and exercisable; and (b) any restrictions, including, but not limited to the restriction period, performance period and/or other performance criteria applicable to any outstanding Awards other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable Award (or, in the case of performance-based Awards the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target).
9.2Further, in the event that an Award is substituted, assumed or continued as provided in Section 9.1, the Award will nonetheless become vested (and, in the case of Options and SARs, exercisable) in full and any restrictions, including but not limited to any restriction period, performance period and/or other performance criteria applicable to any outstanding Award other than Options or SARs shall be deemed to have been met, and such Awards shall become fully vested, earned and payable to the fullest extent of the original award (or, in the case of performance-based Awards, the earning of which is based on attaining a target level of performance, such Awards shall be deemed earned at target), if the employment or service of the Participant is terminated within one year (or such other period after a Change in Control as may be stated in a participant’s employment, change in control, consulting or other similar agreement in effect on the Plan Effective Date, if applicable) after the effective date of a Change in Control if such termination of employment or service (a) is by the Company not for Cause or (b) is by the Participant for Good Reason. For clarification, for purposes of this Section 9, the “Company” shall include any successor to the Company.
9.3Notwithstanding the foregoing, in the event that a Participant is a party to an employment agreement with the Company that was entered into prior to the Plan Effective Date and a Change in Control occurs, the Participant shall be entitled to the greater of the benefits provided herein or under the terms of such employment agreement.

SECTION 10
COMMITTEE

10.1Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Compensation and Stock Option Committee of the Board (the “Committee”) in accordance with this Section 10. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are “non-employee directors” as such term is defined by Rule 16b-3, adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Code Section 162(m), the Committee shall consist of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required. If the Committee does not exist, or for any other reason determined by the Board, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange and to the extent that such action does not require approval by “outside directors” to comply with Code Section 162(m) and the related regulations or by “non-employee” directors to comply with Rule 16b-3 under the Exchange Act and related regulations, the Board may take any action hereunder that would otherwise be the responsibility of the Committee, and references to the “Committee” shall include the Board.

10.2Powers of Committee. The Committee’s authority under this Plan shall include, without limitation, the following:
a.Subject to the provisions of the Plan, the Committee shall have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of all Awards and the number of shares covered by such Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 11) to amend, cancel or suspend Awards.
b.The Committee shall have the authority, subject to the restrictions contained in Section 8.4, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient. The Committee may also, in its sole discretion, modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case taking into account any Code Section 409A considerations). The Committee may further determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or a Related Entity, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or a Related Entity and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by applicable law.
c.To the extent that the Committee determines that the restrictions imposed hereby preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee shall have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate (including but not limited to the establishment of subplans) to conform to applicable requirements or practices of such jurisdictions outside the United States.
d.The Committee shall have the full authority and discretion to interpret this Plan, to establish, amend, and rescind any rules and regulations relating hereto, to determine the terms and provisions of any Award Agreement made pursuant hereto (the terms of which need not be uniform among any or all Awards), to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement and to make all other determinations that may be necessary or advisable for the administration of this Plan.
e.Any interpretation of this Plan by the Committee and any decision made by it hereunder is final and binding on all parties.
f.No member of the Committee shall be liable while acting as Plan administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Committee shall be entitled to indemnification and reimbursement in the manner and to the fullest extend provided in the Company’s articles of incorporation and/or bylaws and/or pursuant to applicable law.
10.3Delegation by Committee. Except to the extent prohibited by applicable law (including but not limited to Code Section 162(m) and Rule 16b-3 adopted under the Exchange Act) or the applicable rules of a stock exchange, automated inter-dealer quotation system or similar entity, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.
10.4Information to be Furnished to Committee. The Company and Related Entities shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Related Entities as to an employee’s or Participant’s employment or service, termination of employment or service, leave of absence, reemployment and compensation shall be conclusive on all parties unless determined to the Committee’s satisfaction to be incorrect. Participants and other persons entitled to benefits hereunder must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
10.5No Representations or Warranties. Neither the Board, the Committee, the Company nor any Related Entity, employee or agent of any of the foregoing makes any representations with respect to the tax consequences of any Award to a Participant, and by the acceptance of such Award, each Participant acknowledges the same and agrees to be solely responsible and liable for, and hold the Board, the Committee, the Company and any Related Entity,

employee or agent of any of the foregoing harmless from, any adverse consequences to the Participant under the Code or other applicable law with respect to the Award or any underlying shares of Stock or other property, whether resulting from any action or inaction or omission of any such parties pursuant to the Plan or otherwise.

SECTION 11
AMENDMENT AND TERMINATION

The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without approval of the shareholders of the Company if such approval is necessary to comply with applicable law or with which the Board deems it necessary or desirable to comply; and provided further, however, that absent approval of the Company’s shareholders, (a) no amendment may increase the limitations on the number of shares of Stock set forth in Sections 8.2(b) and (f) or decrease the minimum Exercise Price or Base Price set forth in Sections 2.2, 3.2 and 4.1; and (b) the provisions of Sections 2.7, 3.7 and 4.6 cannot be amended. Subject to the restrictions of Sections 2.2, 2.7, 3.2, 3.7, 4.1 and 4.6, the Committee shall have the right to modify, amend or cancel, or waive any conditions or rights under, any Award, prospectively or retroactively, if: (a) the modification, amendment, cancellation or waiver does not materially and adversely affect the rights of the Participant under the Award (provided, however, that neither a modification, amendment or cancellation or waiver that results solely in a change in tax consequences with respect to an Award, nor the exercise of the Committee’s or Company’s authority and discretion under Sections 8.2(g), 8.17 and 9, shall be deemed to materially and adversely affect the rights of a Participant under an Award); (b) the Participant consents to such modification, amendment, cancellation or waiver; (c) there is a dissolution or liquidation of the Company; (d) this Plan or the Award Agreement provides for such modification, amendment, cancellation or waiver; or (e) the Company would otherwise have the right to make such modification, amendment, cancellation or waiver under applicable law. Adjustments pursuant to Section 8.2(g) shall not be subject to the foregoing limitations of this Section 11. The Committee shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Related Entity, or the financial statements of the Company or any Related Entity, or of changes in applicable laws or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable law or applicable accounting principles.
SECTION 12
SECTION 409A

12.1Intent Regarding Awards. Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, the Plan or such Award is intended either (a) to be exempt from Code Section 409A under the stock right, short-term deferral or other exceptions available under Code Section 409A, or (b) to comply with Code Section 409A, and the Plan and any such Award Agreement shall be administered in a manner consistent with such intent.
12.2Amendments to Address Code Section 409A Issues; Limitation of Liability; Other Provisions. Notwithstanding any provision in the Plan to the contrary, in light of the uncertainty with respect to the proper application of Code Section 409A, the Committee reserves the right to unilaterally make amendments to any Award as it deems necessary or desirable to avoid the imposition of taxes or penalties under Code Section 409A. In any event, a Participant shall be solely responsible and liable for the satisfaction of any and all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Code Section 409A), and the terms of Section 10.5 hereof shall apply, without limitation, to any such taxes or penalties so imposed. Whenever payments under the Plan are to be made in installments, each such installment shall be deemed to be a separate payment for purposes of Code Section 409A. For the purposes herein, the phrase “termination of employment” or similar phrases shall be interpreted in accordance with the term “separation from service” as defined in Code Section 409A if and to the extent required under Code Section 409A. Further, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or an Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan and/or the Award Agreement, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan, an Award Agreement or any benefit thereunder shall be deemed not to comply with Code Section 409A, then neither the Company or any of its Related Entities, the Board, the Committee, nor its or their designees or agents, shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.
12.3Six-Month Delay Rule. If, at the time of a Participant’s separation from service (within the meaning of Code Section 409A), (a) such Participant shall be a “specified employee” (within the meaning of Code Section 409A and using the identification methodology selected by the Company from time to time) and (b) the Committee shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Code Section 409A), the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then the Company shall not pay such amount on the otherwise scheduled payment date, but shall instead pay it on the first business day after such six-month period or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

SECTION 13
DEFINED TERMS

In addition to the other definitions contained herein or in an Award Agreement, the following definitions shall apply:
13.1Award. The term “Award” shall mean any grant of Options, SARs, Restricted Stock Awards, Restricted Stock Unit Awards and/or Phantom Stock Awards under this Plan.
13.2Board. The term “Board” shall mean the Board of Directors of the Company.
13.3Cause. The term “Cause” shall mean, unless the Committee determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (a) termination for “Cause” as defined under the Participant’s employment, change in control or other similar agreement with the Company or a Related Entity, if any, or (b) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then “Cause” shall mean termination of the Participant’s employment or service due to the Participant’s (i) gross misconduct or gross neglect in respect of his or her duties for the Company or Related Entity; (ii) conviction of (or plea of nolo contendere to) a felony, or of a misdemeanor where active imprisonment is imposed; (iii) knowing and intentional failure to comply with applicable laws with respect to the execution of the business operations of the Company or a Related Entity; (iv) falsification of records or engaging in theft, fraud, embezzlement, dishonesty or other conduct that has resulted or is likely to result in material damage to the Company’s or any of its Related Entities’ business or reputation; (v) failure to comply with reasonable written directives of the Chief Executive Officer or the Board; (vi) the willful and material violation of the policies of the Company or a Related Entity, including its Code of Ethics; and/or (vii) the willful failure to reasonably cooperate with any investigation authorized by the Board, which failure would reasonably be expected to have a material adverse effect on the Company or a Related Entity.
13.4Change in Control. A Change in Control shall mean the occurrence of any of the following events:
a.The consummation of (i) a merger, consolidation, statutory share exchange or similar form of transactions involving the (x) Company or (y) any Subsidiary, but in the case of this clause (y) only if Company Voting Securities (as defined below) are issued or issuable or, or (ii) the sale or other disposition of all or substantially all of the assets of the Company (each of the foregoing events in clauses (i) and (ii) being hereinafter referred to as a “Reorganization”), in each case, unless immediately following such Reorganization:
i.all or substantially all of the individuals and entities who were the Beneficial Owners (as defined below) of the securities eligible to vote for the election of the Board (such securities, the “Company Voting Securities”) outstanding immediately prior to the consummation of such Reorganization continue to Beneficially Own more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization (including a corporation or entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to the consummation of the Reorganization, of the outstanding Company Voting Securities (excluding, for purposes of determining such proportions, any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Reorganization as a result of their ownership prior to such consummation of voting securities of any corporation or entity involved in or forming part of such Reorganization other than the Company),
ii.no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Entity or any corporation or entity controlled by the Continuing Entity) Beneficially Owns thirty five percent (35%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity, and
iii.at least a majority of the members of the board of directors of the Continuing Entity were Incumbent Directors (as defined below) at the time of execution of the definitive agreement providing for such Reorganization or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization;
b.The shareholders of the Company approve a plan of complete liquidation or dissolution of the Company, unless such liquidation or dissolution is part of a transaction or series of transactions described in paragraph (a) above that does not otherwise constitute a Change in Control;
c.(i) Any Person, corporation or other entity or group shall have become the Beneficial Owner of, or shall have obtained voting control over, thirty percent (30%) or more of either the outstanding Stock or the combined voting power of the then outstanding Company Voting Securities, either in a single transaction or in a series of transactions occurring within the twelve-month period ending on the date of the most recent acquisition (such Person an “Acquiring Person”); provided, however, that for purposes of this paragraph (c), no Person may become an Acquiring Person on account of any of the following acquisition of Stock or Company Voting Securities: (A) any acquisition by the Company or any Subsidiary; (B) any acquisition by an underwriter temporarily holding such securities pursuant to an offering of such securities; (C) any acquisition by any employee benefit plan (or related trust) sponsored by or maintained by the Company or any Subsidiary; and (D) any acquisition upon consummation of a transaction described in paragraph (a) above that does not otherwise constitute a Change in Control under the terms of such paragraph (a) and (ii) a majority of the members of the Board are or become individuals who are (A) the Acquiring Person; (B) if the Acquiring Person is a group, members of such group; (C) Affiliates of the Acquiring Person; (D) if the Acquiring Person is a group, Affiliates of members of such group; and/or (E) individuals whose initial assumption of office as a member of the Board occurs as a result of (X) an actual or threatened election contest or an actual or threatened solicitation of proxies or consents by or on behalf of the Acquiring Person or, if the Acquiring Person is a group, any member of such group or (Y) the recommendation or request of the Acquiring Person or any member of the Board who is an Affiliate of the Acquiring Person or, if the Acquiring Person is a group, any member of such group (each such Board member, an “Acquiring Person Director”); or
d.During any period of twenty-four (24) consecutive months, individuals who were members of the Board at the beginning of such period (the “Incumbent Directors”) cease at any time during such period for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the beginning of such period whose appointment or election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of an entity or Person other than the Board.
(For purposes of this definition, the term “Person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, and the terms “Beneficial Owner,” Beneficially Own” and similar variations of such terms shall have the meaning given in Rule 13d-3 under the Exchange Act.
Further, for purposes of this definition, the term “Affiliate” means (i) any Person directly or indirectly controlling, controlled by or under common control with the Acquiring Person (or any of its members, if the Acquiring Person is a group); (ii) any director, officer, member, manager, partner, five percent (5%) owner, attorney, financial or accounting adviser or other agent of the Acquiring Person (or any of its members, if the Acquiring Person is a group) or of any Person described in clause (i); or (iii) any director, officer ,member, manager, partner, five percent (5%) owner, attorney, financial or accounting adviser or other agent of any Person described in clause (ii). For the purposes of this definition, “control,” when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.)

The Board shall have full and final authority, in its discretion, to determine whether a Change in Control has occurred, to determine that a Change in Control shall not be deemed to have occurred notwithstanding the occurrence of one or more of the triggering events described herein, the date of the occurrence of any Change in Control and any incidental matters relating thereto, provided that the determination as to whether one or more Board members are Acquiring Person Directors shall be made by a majority of members of the Board other than members who are Acquiring Person Directors or whose status as an Acquiring Person Director is in question.
Notwithstanding the preceding provisions of this Section 13.4, in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change in Control may be permitted, in the Committee’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.
13.5Code. The term “Code” means the Internal Revenue Code of 1986, as amended from time to time. A reference to any provision of the Code shall include reference to any rules and regulations related thereto and any successor provisions of the foregoing.
13.6Covered Employee. The term “Covered Employee” shall have the meaning given the term in Code Section 162(m).
13.7Disability. The term “Disability” shall, except as may otherwise be determined by the Committee (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change in control plan or agreement or similar agreement, if any, to which the Participant is a party, or, if there is no such plan or agreement (or if such plan or agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Committee shall have authority to determine if a Disability has occurred.
13.8Eligible Individual. The term “Eligible Individual” shall mean (i) with respect to Awards of ISOs, any salaried employee of the Company or any Related Entity, (ii) with respect to grants under Section 3 hereof, directors who are not employees of the Company or any Related Entity and (iii) with respect to any other Awards, any employees or directors of the Company or any Related Entity. For this purpose, an individual shall be considered to be an employee only if there exists between the individual and the Company or a Related Entity the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that with respect to ISOs, “employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h).
13.9Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the following rules shall, unless the Committee determines otherwise, apply:
a.If the principal market for the Stock is a national securities exchange (including the Nasdaq stock market), then the “Fair Market Value” as of that date shall be the closing price of the Stock on such date on the principal exchange or market on which the Stock is then listed or admitted to trading.
b.If sale prices are not available or if the principal market for the Stock is not a national securities exchange, then the “Fair Market Value” as of that date shall be the average between the highest bid and lowest asked prices for the Stock on such date as reported on the OTC Bulletin Board, OTC Markets Group Inc. or any successors or comparable services.
c.If the date for which Fair Market Value is otherwise to be determined is not a business day, and as a result, paragraphs (a) and (b) above are inapplicable, the Fair Market Value of the Stock shall be determined as of the next earlier business day. If such paragraphs are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.
d.If the Fair Market Value cannot be calculated by any of the foregoing methods, it will be determined in good faith by the Committee.
Notwithstanding the foregoing, (i) with respect to the grant of ISOs, the Fair Market Value shall be determined by the Committee in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

13.10Good Reason. The term “Good Reason” means, unless the Committee determines otherwise, in the context of a Change in Control, (a) “Good Reason” as defined under the Participant’s employment, change in control or other similar agreement with the Company or a Related Entity, if any, or (b) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Good Reason”) then, (i) “Good Reason,” with regard to employees, shall mean any of the following conditions that arises without the consent of the Participant: (A) a material diminution of the Participant’s base salary; (B) a material diminution in the Participant’s authority, duties or responsibilities; and/or (C) requiring the Participant to relocate his or her principal place of employment more than fifty (50) miles from the current location at which he or she is primarily stationed; and (ii) “Good Reason,” with regard to directors, shall mean the Participant’s ceasing to serve as a director, or, if the Company is not the surviving company in a Change in Control event, a member of the board of directors of the surviving entity, in either case, due to the Participant’s failure to be nominated to serve as a director of such entity or the Participant’s failure to be elected to serve as a director of such entity, but not due to the Participant’s decision not to continue service on the Board or the board of directors of the surviving entity, as the case may be. The determination of “Good Reason” shall be made by the Committee and its determination shall be final and conclusive.
13.11Parent. For purposes of the Plan, the term “Parent” means any corporation, partnership, joint venture or other entity during any period in which such entity (or any successor thereto) owns, directly or indirectly, at least a fifty percent (50%) voting or profits interest in the Company, and any other business venture (or successor thereto) which has a significant interest in the Company, as determined and designated in the discretion of the Committee; provided, however, that if and to the extent any applicable terms of the Code, federal securities laws or other applicable laws, rules or regulations require that the term “Parent” be defined differently for purposes of qualifying any Award or the Plan for any intended treatment (as determined in the sole discretion of the Committee) under any such applicable laws or regulations, the term “Parent” shall be defined for such purpose so as to comply with such applicable laws or regulations.
13.12Related Entity. The term “Related Entity” means and includes any Parent or Subsidiary of the Company.
13.13Retirement. The term “Retirement,” shall, except as may be otherwise determined by the Committee (taking into account any Code Section 409A considerations if applicable), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change in control plan or agreement or other similar plan or agreement, if any, to which the Participant is a party, or, if there is no such plan or agreement (or if such plan or agreement does not define “Retirement”), then “Retirement” shall, unless the Committee determines otherwise, mean retirement at a time when the Participant’s age plus years of service to the Company or a Related Entity equals or exceeds 65, provided, however, that the Participant has completed a minimum service period of ten years. The Committee shall have the authority to determine if a Retirement has occurred.
13.14Stock. The term “Stock” means shares of the common stock of the Company, or any successor securities thereto.
13.15Subsidiaries. For purposes of the Plan, the term “Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent (50%) voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined and designated in the discretion of the Committee; provided, however, that if and to the extent any applicable terms of the Code, federal securities laws or other applicable laws, rules or regulations require that the term “Subsidiary” be defined differently for purposes of qualifying any Award or the Plan for any intended treatment (as determined in the sole discretion of the Committee) under any such applicable laws or regulations, the term “Subsidiary” shall be defined for such purpose so as to comply with such applicable laws or regulations.

Appendix B

SIXTH AMENDED AND RESTATED BYLAWS
OF
WORLD ACCEPTANCE CORPORATION
(Revised as of August 30, 2017)

Article I.
OFFICES
Section 1.Principal Office
The principal office of the corporation shall be located at 108 Frederick Street, Greenville, South Carolina, or at such other location as may from time to time be approved by the corporation’s Board of Directors.
Section 2.Registered Office
The registered office of the corporation required by law to be maintained in the State of South Carolina may be, but need not be, identical with the principal office.
Section 3.Other Offices
The corporation may have offices at such other places, either within or without the State of South Carolina, as the Board of Directors may designate or as the affairs of the corporation may require from time to time.
Article II.
MEETINGS OF SHAREHOLDERS
Section 1.Place of Meetings
All meetings of shareholders shall be held at the principal office of the corporation, or at such other place, either within or without the State of South Carolina, as shall be designated by the Board of Directors.
Section 2.Annual Meetings
The annual meeting of shareholders for the election of directors and the transaction of other business shall be held in August of each year on any day (except a Saturday, Sunday or legal holiday) in that month as determined by the Board of Directors, or on such other date as the Board of Directors may from time to time otherwise determine. No business (including nominations) shall be transacted at an annual meeting of shareholders, except such business as shall be (a) specified in the notice of meeting given as provided in Section 5 of this Article II, (b) otherwise brought before the meeting by or at the direction of the Board, or (c) otherwise brought before the meeting by a shareholder of record entitled to vote at the meeting, in compliance with the procedure set forth in this Section 2.
For nominations or other business to be brought before an annual meeting by a shareholder pursuant to clause (c) above, the shareholder of record must have timely given written notice thereof to the Secretary of the corporation. To be timely, a shareholder’s notice must be delivered to, or mailed to and received at, the principal office of the corporation by the close of business no less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, or if no annual meeting was held in the preceding year, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice has been given or with respect to which there has been a public announcement of the date of the meeting, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. For purposes of this Article II, the term “close of business” means 5:00 p.m. local time at the principal office of the corporation on any calendar day, whether or not the day is a business day.
Such shareholder notice shall set forth:
A.as to each person proposed to be nominated for election or reelection as a director by the shareholder(s), all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to serving as a director if elected; provided that, in addition to the information required in the notice pursuant to this Section 2, the corporation may require such other information as may reasonably be required by the corporation to determine the proposed nominee’s eligibility to qualify and serve as a director of the corporation, including information relevant to a determination as to whether such proposed nominee can be considered an independent director of the corporation;
B.as to any other business proposed to be brought before the meeting by the shareholder(s), a brief description of such business (including the text of any resolutions and any amendment to any corporation document proposed for consideration), the reasons for conducting such business at the meeting, any material interest in such business of such shareholder(s) and the beneficial owner(s), if any, on whose behalf the proposal is made, and a description of all agreements, arrangements, and understandings between such shareholder(s) and beneficial owners(s), if any, and any other person or persons (including their names) in connection with the proposal of such business by the shareholder(s); and
C.as to the shareholder(s) giving the notice and the beneficial owner(s), if any, on whose behalf the proposed nomination or proposal of other business is made (each, a “party”):
(i) the name and address of such party,
(ii) the number of shares of the corporation’s common stock that are held of record or are beneficially owned by such party and, if any such party is an entity, by each director, executive officer, managing member, general partner, or control person of such entity (any such person, a “control person”),
(iii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares capital stock of the corporation or with a value derived in whole or in part from the value of any class or series of shares of capital stock of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party and each control person, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of capital stock of the corporation,
(iv) any proxy, contract, arrangement, understanding, or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the corporation,
(v) any short interest or other borrowing arrangement in any security of the corporation held by each such party (for purposes of this clause (C)(v), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security),
(vi) a representation by each such shareholder that such shareholder is a holder of record of common stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such proposed nomination or proposal of other business before the meeting,

(vii) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not such party intends to deliver a proxy statement or conduct its own proxy solicitation), and
(viii)    a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations for election as directors, at least the percentage of voting power of all of the shares of capital stock of the corporation reasonably believed by the party to be sufficient to elect the persons proposed to be nominated by the shareholder(s) of record.
In the event that any information or communication required under clauses (C)(ii) through (C)(v) of this Section 2 is not, when provided, or thereafter ceases to be true, correct, and complete, such party shall notify the Secretary and disclose such information that is required to make such information or communication true, correct, and complete as of the record date and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such notification shall be delivered to, or mailed and received by, the Secretary of the corporation at the principal office of the corporation not later than five (5) business days after the record date (in the case of a notification required to be made as of the record date) and not later than five (5) business days prior to the date for the meeting or any adjournment or postponement thereof, if practicable or, if not practicable, on the first practicable date prior to the date for the meeting or any adjournment or postponement thereof (in the case of a notification required to be as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).
If a shareholder does not appear at, or send a qualified representative to, an annual meeting to present the matter(s) (including nominations) proposed to be voted on at the meeting, the corporation need not present the matter(s) at the annual meeting, notwithstanding that proxies in respect of such vote may have been received by the corporation. Notwithstanding anything in these bylaws to the contrary, no business (including nominations) shall be conducted at an annual meeting except in accordance with the provisions set forth in this Section 2 of this Article II. Clause (c) of this Section 2 shall be the exclusive means for a shareholder to make director nominations or to propose other business (other than a proposal included in the corporation’s proxy materials pursuant to and in compliance with Rule 14a-8 under the Exchange Act). A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a shareholder of record in accordance with the procedure in this Section 2 of this Article II; or (ii) the person is nominated by or at the direction of the Board of Directors. If the Board or the chairman of the annual meeting determines that any business was not properly brought before the meeting in accordance with provisions prescribed by these bylaws, the chairman of the meeting shall have the power to so declare at the meeting and, to the extent permitted by law, to declare that any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.
Section 3.Substitute Annual Meeting
If the annual meeting shall not be held on the day designated by these bylaws, a substitute annual meeting may be called in accordance with the provisions of Section 4 of this Article II. A meeting so called shall be designated and treated for all purposes as the annual meeting.
Section 4.Special Meetings
Special meetings of the shareholders may be called at any time by the Chief Executive Officer or by resolution of the Board of Directors of the corporation, and shall be called by the Secretary upon the valid written request of one or more shareholders holding shares of record of the corporation’s common stock representing in the aggregate at least ten (10) percent (the “Requisite Percentage”) of the then outstanding shares of the corporation’s common stock entitled to vote on the matter(s) proposed to be voted on at such meeting (each, a “Requesting Shareholder”). Such special meeting shall be held at such time and at such place within or without the State of South Carolina as may be fixed by the Chief Executive Officer, in the case of meetings called by the Chief Executive Officer, or by resolution of the Board, in the case of meetings called by the Board; and any meeting called at the valid request of the Requesting Shareholder(s)

pursuant to this Section 4 shall be held at such date, time, and place as may be fixed by the Board, provided that the date of such special meeting shall not be more than ninety (90) days after the receipt by the Secretary of such request. To be valid, the request or requests must (i) be written, (ii) be delivered to the Secretary at the corporation’s principal executive office (the date on which the Secretary receives the request is the “Delivery Date”), (iii) include the specific purpose(s) of the special meeting of shareholders and the specific matter(s) proposed to be voted on at the special meeting, (iv) include the information required by Section 2 of Article II of these bylaws, (v) include documentary evidence that the Requesting Shareholder(s) own the Requisite Percentage on the Delivery Date, (vi) include a certification that each such Requesting Shareholder will continue to hold at least the number of shares of common stock set forth in the request with respect to each such Requesting Shareholder through the date of the special meeting, and (vii) be signed and dated by the Requesting Shareholder(s) or a duly authorized agent of such Requesting Shareholder(s). If the Requesting Shareholder(s) are not holders of record of the shares representing the Requisite Percentage, then the documentary evidence required by clause (v) of this Section 4 must also include proof that the beneficial owners on whose behalf the request(s) are made beneficially own the Requisite Percentage on the Delivery Date in order for the request to be valid.
Any Requesting Shareholder who submitted a written request for a special meeting of shareholders may revoke that written request at any time by delivering a written revocation to the Secretary at the corporation’s principal executive office. The failure of any Requesting Shareholder to appear at the special meeting of shareholders or to send a qualified representative to the special meeting of shareholders to present such matter(s) to be voted on at the special meeting of shareholders shall also constitute a revocation of such request. If there is more than one Requesting Shareholder and the revocation or deemed revocation by one or more Requesting Shareholders causes the remaining Requesting Shareholders to hold in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting. If none of the Requesting Shareholder(s) appears or sends a qualified representative to the special meeting, the corporation need not present the matter(s) requested by the Requesting Shareholder(s) at the special meeting.
The corporation is not required to call a special meeting of shareholders pursuant to this Section 4 with respect to any matter if (A) the Delivery Date is during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (B) an identical or substantially similar matter was included on the agenda of any annual or special meeting of shareholders held within one hundred twenty (120) days prior to the Delivery Date or will be included on the agenda at an annual or special meeting to be held within ninety (90) days after the Delivery Date (and for purposes of this clause (B), the nomination, election or removal of directors, changing the size of the Board of Directors, and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors shall be considered an identical or substantially similar matter with respect to all matters involving nomination, election or removal of directors, changing the size of the Board of Directors, and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors), (C) the purpose of the special meeting of shareholders is unlawful, or (D) the written request for a special meeting of shareholders itself, including the item(s) of business proposed, violated applicable law(s) or failed to comply with this Section 4.
In no event shall an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described in this Section 4. The business conducted at the special meeting of shareholders called in accordance with this Section 4 shall be limited to the business set forth in the notice of the special meeting; provided, however, that the Board of Directors may submit additional matters to the shareholders at the meeting by including those matters in the notice of the special meeting of shareholders.
Section 5.Notice of Meetings
Written or printed notice stating the time and place of the meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the date of any shareholders’ meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Board of Directors, or the Secretary, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at such shareholder’s address as it appears on the record of shareholders of the corporation, with postage thereon prepaid.

In the case of a special meeting, the notice of meeting shall specifically state the purpose or purposes for which the meeting is called; but, in the case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat unless such a statement is required by the provisions of the South Carolina Business Corporation Act or other applicable law, regulation or exchange rule.
When a meeting is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty (30) days in any one adjournment, it is not necessary to give any notice of the adjourned meeting other than by announcement at the meeting at which the adjournment is taken unless a new record date is fixed for the meeting.
Section 6.Voting Lists
Not later than five (5) business days following the date on which notice of a meeting of shareholders is given, the Secretary of the corporation shall prepare an alphabetical list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of and number of shares held by each, which list shall be kept on file at the principal office of the corporation for a period of ten (10) days prior to such meeting, and shall be subject to inspection by any shareholder at any time during the usual business hours. This list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting or any adjournment thereof.
Section 7.Quorum
A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.
The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
In the absence of a quorum at the opening of any meeting of shareholders, such meeting may be adjourned from time to time by the chairman of the meeting or by a vote of the majority of the shares voting on the motion to adjourn; and at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.
Section 8.Proxies
Shares may be voted either in person or by one or more agents authorized by a written proxy executed by the shareholder or by such shareholder’s duly authorized attorney-in-fact. A proxy is not valid after the expiration of eleven months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, or limits its use to a particular meeting, but no proxy shall be valid after ten years from the date of its execution.
Section 9.Voting of Shares
Each outstanding share of the corporation’s stock shall be entitled to vote on each matter submitted to a vote at a meeting of shareholders as provided in the corporation’s articles of incorporation, these bylaws or by law.
Except in the election of directors as governed by the provisions of Section 3 of Article III, the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law or by the articles of incorporation or bylaws of this corporation.
Article III.
BOARD OF DIRECTORS
Section 1.General Powers
The business and affairs of the corporation shall be managed by its Board of Directors.
Section 2.Number, Term and Qualifications

The number of directors constituting the Board of Directors shall be not less than five (5) nor more than fifteen (15). The number of directors shall be fixed from time to time by a resolution of the majority of the board of directors or by a resolution of the shareholders at any meeting; but in the absences of such resolution, the number of directors elected at the meeting shall constitute the number of directors of the corporation until the next annual meeting of the shareholders, unless the number is changed prior to such meeting in the manner set forth above. Each director shall hold office from the time of his or her election and qualification until the annual meeting of shareholders next succeeding his or her election and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Directors need not be residents of the state of South Carolina or shareholders of the corporation.
Section 3.Election of Directors
Only persons who are nominated in accordance with the provisions set forth in these bylaws shall be eligible to be elected as directors at an annual meeting, or at a special meeting of shareholders called for that purpose. Nomination for election to the Board shall be made by or at the direction of the Board. Nomination for election of any person to the Board may also be made by one or more shareholders at any annual meeting, in accordance with Section 2 of Article II, and at a special meeting of shareholders called for that purpose, if made in accordance with Section 2 of Article II. When a quorum is present at a meeting, all elections of directors shall be determined by a plurality of the votes cast.
Section 4.Removal
Any director may be removed at any time with or without cause by a vote of the shareholders holding a majority of the outstanding shares entitled to vote at an election of directors. However, unless the entire Board is removed, an individual director shall not be removed when the number of shares voting against the proposal for removal would be sufficient to elect a director if such shares could be voted cumulatively at an annual election. If any directors are so removed, new directors may be elected at the same meeting or the vacancies caused by such removal may be filled by the directors as provided in Section 5 of this Article III.
Section 5.Vacancies
Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors even though less than a quorum, or by the sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office or, if earlier, a term that expires at the next shareholders’ meeting at which directors are elected.
Section 6.Chairman of Board
There may be a Chairman of the Board of Directors elected by the directors from their number at any meeting of the Board. The chairman shall preside at all meetings of the Board of Directors and perform such other duties as may be directed by the Board.
Section 7.Compensation
The Board of Directors may compensate directors for their services as such and may provide for the payment of any or all expenses incurred by directors in attending regular and special meetings of the Board.
Article IV.
MEETINGS OF DIRECTORS
Section 1.Regular Meetings
A regular meeting of the Board of Directors shall be held immediately after, and at the same place as, the annual meeting of shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of South Carolina, for the holding of additional regular meetings.
Section 2.Special Meetings
Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer or any two directors. Such a meeting may be held either within or without the State of South Carolina, as fixed by the person or persons calling the meeting.
Section 3.Notice of Meetings

Regular meetings of the Board of Directors may be held without notice. The person or persons calling a special meeting of the Board of Directors shall, at least twelve (12) hours before the meeting, give notice thereof by any usual means of communication (including, without limitation, by telephone, facsimile transmission, or electronic mail). Such notice need not specify the purpose for which the meeting is called.
Section 4.Waiver of Notice
Any director may waive notice of any meeting. The attendance by a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.
Section 5.Quorum
The presence of a majority of the full Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.
Section 6.Manner of Acting
Except as otherwise provided in these bylaws, in the articles of incorporation or by law, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.
Section 7.Presumption of Assent
A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her contrary vote is recorded or his or her dissent is otherwise entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.
Section 8.Informal Action by Directors
Action may be taken by the Board of Directors, or a committee thereof, without a meeting if all members consent thereto in writing or provide assent by electronic transmission, and the writings or electronic transmissions are filed with the minutes of the proceedings of the Board.
Section 9.Meeting by Use of Conference Telephone.
Any one or more directors or members of a committee may participate in a meeting of the Board of Directors or any of its committees by means of a conference telephone or similar communications device which allows all persons participating in the meeting to hear each other, and such participation in a meeting shall be deemed presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 10. Committees of the Board of Directors.
There are hereby designated three standing committees of the Board of Directors: Audit and Compliance Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee. The Board of Directors shall adopt a written charter for each such standing committee addressing its purpose, responsibilities, powers, authority, and any other matter required by law. In addition to the standing committees, the Board of Directors may from time to time designate additional committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect the director or directors to serve as the member or members of each such committee, designating the chair of each such committee and, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of each such committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Article V.

OFFICERS
Section 1.Officers of the Corporation
The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such Vice Presidents, Assistant Secretaries, Assistant Treasurers, and other officers as the Board of Directors may from time to time elect. Any two or more offices may be held by the same person, but no officer may act in more than one capacity where action of two or more officers is required.
Section 2.Election and Term
The officers of the corporation shall be elected by the Board of Directors and each officer shall hold office until his or her death, resignation, retirement, removal, disqualification or his or her successor shall have been elected and qualified.
Section 3.Compensation of Officers
The compensation of all officers of the corporation shall be fixed by the Board of Directors, a duly authorized committee of the Board of Directors, or by such officers as may be designated by resolution of the Board of Directors.
Section 4.Removal
Any officer of the corporation may be removed at any time, with or without cause, by the Board of Directors.
Section 5.Chief Executive Officer
Subject to the direction and control of the Board of Directors, the Chief Executive Officer shall be the principal executive officer of the corporation, shall supervise and control the management of the corporation and shall have such duties and authority as are normally incident to the position of chief executive officer of a corporation and such other duties and authority as may be prescribed from time to time by the Board of Directors.
Section 6.President
Subject to the direction and control of the Board of Directors and the Chief Executive Officer (if another officer shall be the Chief Executive Officer), the President shall be the chief operating and administrative officer of the corporation (in the absence of the delegation of such duties to another officer by the Board of Directors), with general responsibility for the management and control of the operations and administration of the corporation, and shall perform all duties and have all powers which are commonly incident to the office of president and such other duties and authority as may be prescribed from time to time by the Board of Directors. In the absence or disability of the Chief Executive Officer (if another officer shall be the Chief Executive Officer), the President shall have the authority and perform the duties of said office, subject to the direction and control, or other designation, of the Board of Directors.
Section 7.Vice Presidents
The Vice President, and if there be more than one, the Executive Vice President or other Vice President designated by the Board of Directors, shall, in the absence or disability of the President, have the authority and perform the duties of said office. In addition, each Vice President shall perform such other duties and have such other powers as are normally incident to the office of Vice President or as shall be prescribed by the Chief Executive Officer, the President, or the Board of Directors. The title of any Vice President may, but need not, include any additional designation descriptive of such officer’s duties as the Board of Directors may prescribe.
Section 8.Secretary
The Secretary shall have the responsibility and authority to maintain and authenticate the records of the corporation; shall keep, or cause to be kept, accurate records of the acts and proceedings of all meetings of shareholders, directors and committees; shall give, or cause to be given, all notices required by law and by these bylaws (unless otherwise specified herein); shall have general charge of the corporate books and records and of the corporate seal, and shall affix the corporate seal to any lawfully executed instrument requiring it; shall have general charge of the stock transfer books of the corporation and shall keep, or cause to be kept, all records of shareholders as are required by applicable law or these bylaws; shall sign such instruments as may require the signature of the Secretary; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may be assigned to him or her from time to time by the Chief Executive Officer, the President, or the Board of Directors.

Section 9.Treasurer
The Treasurer shall have custody of all funds and securities belonging to the corporation and shall receive, deposit or disburse the same under the direction of the Board of Directors; shall keep, or cause to be kept, full and accurate accounts of the finances of the corporation in books especially provided for that purpose, and shall generally have charge over the corporation’s accounting and financial records; shall cause a true statement of its assets and liabilities as of the close of each fiscal year, and of the results of its operations and of cash flows for such fiscal year, all in reasonable detail, including particulars as to convertible securities then outstanding, to be made as soon as practicable after the end of such fiscal year. The Treasurer shall also prepare and file, or cause to be prepared and filed, all reports and returns required by Federal, State or local law and shall generally perform all other duties incident to the office of Treasurer and such other duties as may be assigned to him or her from time to time by the Chief Executive Officer, the President, or the Board of Directors.
Section 10. Assistant Secretaries and Assistant Treasurers
The Assistant Secretaries and Assistant Treasurers, if any, shall, in the absence or disability of the Secretary or the Treasurer, respectively, have all the powers and perform all of the duties of those offices, and they shall in general perform such other duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer, the President, or the Board of Directors.
Article VI.
CONTRACTS, LOANS, CHECKS AND DEPOSITS
Section 1.Contracts
The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.
Section 2.Loans
No loans shall be obtained on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.
Section 3.Checks and Drafts
All checks, drafts or other orders for the payment of money, issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by the Board of Directors or by any officer or officers so authorized by the Board of Directors.
Section 4.Deposits
All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as selected by the Board of Directors or by any officer or officers so authorized by the Board of Directors.
Article VII.
CERTIFICATES FOR SHARES AND THEIR TRANSFER
Section 1.Certificates for Shares
The shares of the corporation may be represented by certificates in such form as shall be determined by the Board of Directors. Certificates, if any, shall be signed by the Chief Executive Officer, the President or a Vice President and by the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer. Any certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number and class of shares and the date of issue, shall be entered on the stock transfer books of the corporation. Notwithstanding the foregoing, the Board of Directors may provide that some, any or all of any classes or series of the corporation’s shares be represented by uncertificated shares.
Section 2.Transfer of Shares
Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by such holder’s legal representative, who shall furnish proper evidence of authority to transfer, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and on surrender for cancellation of the certificate for such shares.
Section 3.Lost Certificate
The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the corporation claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the person claiming the certificate of stock to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors shall require that the owner of such lost or destroyed certificate, or such owner’s legal representative, give the corporation a bond in such sum as the Board may direct as indemnity against any claim that may be made against the corporation with respect to the certificate claimed to have been lost or destroyed, except where the Board of Directors by resolution finds that in the judgment of the directors the circumstances justify omission of a bond.
Section 4.Record Date
For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolutions fixing the record date are adopted and which record date shall not be more than seventy (70) days nor less than ten (10) days immediately preceding the date on which the particular action, requiring such determination of shareholders, is to be taken.
If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.
Section 5.Holder of Record
The corporation may treat as absolute owner of shares the person in whose name the shares stand of record on its books just as if that person had full competency, capacity and authority to exercise all rights of ownership irrespective of any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate except that any person furnishing to the corporation proof of such person’s appointment as a fiduciary shall be treated as if he were a holder of record of its shares.
Article VIII.
GENERAL PROVISIONS
Section 1.Dividends
The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of its articles of incorporation.
Section 2.Seal
The corporate seal of the corporation shall consist of two concentric circles between which is the name of the corporation and in the center of which is inscribed SEAL; and such seal, as impressed on the margin hereof, is hereby adopted as the corporate seal of the corporation.
Section 3.Waiver of Notice
Whenever any notice is required to be given to any shareholder or director by law, by the articles of incorporation or by these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice, provided that the waiver is included in the minutes or filed with the corporate records.

Section 4.Indemnification
Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she (or a person for whom he or she is a representative) is or was a director or an officer of the corporation or is or was serving at the request of the corporation in any position or capacity for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (hereinafter an “indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent permitted by South Carolina law, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such indemnitee in connection therewith.

Section 5.Right to Advancement of Expenses.
In addition to the right to indemnification conferred in Section 4 of this Article VIII, the corporation shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by that such indemnitee is not entitled to be indemnified for such expenses under Section 4 of this Article VIII or otherwise.

Section 6.Non-Exclusivity of Rights.
The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, the corporation’s Articles of Incorporation, bylaws, agreement, vote of stockholders or directors, or otherwise.

Section 7. Nature of Rights.
The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer of the corporation and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators. Any amendment, alteration, or repeal of this Article VIII that adversely affects any right of an indemnitee or such indemnitee’s successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 8. Fiscal Year
The fiscal year of the corporation shall be fixed by the Board of Directors.
Section 9. Amendments
Except as otherwise provided herein or by applicable law, these bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the directors then holding office at any regular or special meeting of the Board of Directors.
The Board of Directors shall have no power to adopt a bylaw: (1) requiring more than a majority of the voting shares for a quorum at a meeting of shareholders or more than a majority of the votes cast to constitute action by the shareholders, except as in accordance with the corporation’s articles of incorporation or as required by law; (2) providing for the management of the corporation otherwise than by the Board of Directors or its committees; (3) increasing or decreasing the number of directors beyond the range set forth in Article III, Section 2 hereof; or (4) classifying and staggering the election of directors.
No bylaw adopted or amended by the shareholders shall be altered or repealed by the Board of Directors.

Notice of Annual Meeting of Shareholders
and
Proxy Statement

Annual Meeting of Shareholders
to be held on
August 30, 2017

FRONT

Revocable Proxy
ANNUAL MEETING OF SHAREHOLDERS
to be held on August 30, 2017

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Janet Lewis Matricciani and Tara E. Bullock as Proxies and each of them individually and with the power to appoint her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of World Acceptance Corporation (the “Company”) held of record by the undersigned on June 26, 2017 at the annual meeting of shareholders to be held on August 30, 2017 or any adjournment or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR Proposals 1, 2, 4, 5, and 6, and ONE YEAR for Proposal 3.

1.
ELECTION OF DIRECTORS:
1.
Ken R. Bramlett, Jr.
2.
James R. Gilreath
3.
Janet Lewis Matricciani
4.
Scott J. Vassalluzzo
5.
Charles D. Way
6.
Darrell E. Whitaker
☐ FOR all director nominees listed
☐ WITHHOLD authority to vote for all director nominees listed
☐ For all EXCEPT (to withhold authority to vote for any nominee(s), write the number of such nominee(s) below)

_______________________

2. APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
☐ FOR ☐ AGAINST ☐ ABSTAIN

3. DETERMINE, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
☐ ONE YEAR ☐ TWO YEARS ☐ THREE YEARS ☐ ABSTAIN

4. APPROVE THE WORLD ACCEPTANCE CORPORATION 2017 STOCK INCENTIVE PLAN
☐ FOR ☐ AGAINST ☐ ABSTAIN

5. APPROVE THE AMENDMENT TO OUR BYLAWS TO SET A MINIMUM AND MAXIMUM NUMBER OF DIRECTORS
☐ FOR ☐ AGAINST ☐ ABSTAIN

6. RATIFY THE APPOINTMENT OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
☐ FOR ☐ AGAINST ☐ ABSTAIN

Please sign and date on the reverse side and return in the enclosed postage-prepaid envelope.

The Company’s proxy statement, form of proxy card and 2017 Annual Report to Shareholders are also available for review on the Internet at http://www.irinfo.com/wrld/WRLD2017.html.

BACK

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT PROPERLY EXECUTED , THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, ONE YEAR FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement and revokes all proxies heretofore given by the undersigned.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

DATED: ___________________________________________, 2017

________________________________________________________
Signature

________________________________________________________
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE